                                                                    Exhibit 10.5


     An asterisk [(*)] indicates that confidential information has been omitted and filed separately with the Securities and Exchange Commission as part of a Confidential Treatment Request.


                   MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND
                     SCHEDULED OUTAGE TFA SERVICES CONTRACT




                                     between


                               AES IRONWOOD, INC.


                                       and


                     SIEMENS WESTINGHOUSE POWER CORPORATION


                         Dated as of September 23, 1998




                              AES IRONWOOD PROJECT







Proprietary Information                                     AES Ironwood Project
September 23, 1998                                      Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


Article 1         DEFINITIONS; GENERAL REFERENCES                                                 1
                  -----------------------------------
Section 1.1       Defined Terms                                                                   1
Section 1.2       General References                                                              5

Article 2         CONTRACT DOCUMENTS                                                              6
                  ------------------
Section 2.1       Contract Documents                                                              6
Section 2.2       Conflicting Provisions                                                          6

Article 3         SCOPE OF WORK                                                                   6
                  -------------
Section 3.1       Seller's Scope                                                                  6
Section 3.2       Buyer's Scope                                                                   6
Section 3.3       Early Replacement                                                               6
Section 3.4       Parts Life Credit                                                               6

Article 4         CONTRACT PRICE AND PAYMENT TERMS                                                8
                  --------------------------------
Section 4.1       Contract Price                                                                  8
Section 4.2       Taxes                                                                           8
Section 4.3       Invoices                                                                        8
Section 4.4       Payment                                                                         8
Section 4.5       Notice of Payment Disputes                                                      8
Section 4.6       Late Payments                                                                   9
Section 4.7       Payment Security                                                                9

Article 5         TERM AND OUTAGES                                                                9
                  ----------------
Section 5.1       Term                                                                            9
Section 5.2       Unscheduled Outage                                                              9
Section 5.3       Unscheduled Outage Work                                                        10
Section 5.4       Exclusivity of Obligations and Remedies                                        11

Article 6         CHANGES                                                                        12
                  -------
Section 6.1       Request For Changes                                                            12
Section 6.2       Adjustment                                                                     12
Section 6.3       No Additional Compensation Changes                                             12
Section 6.4       Changes in Operating Parameters                                                12

Article 7         DELIVERY; TITLE; RISK OF LOSS                                                  12
                  -----------------------------
Section 7.1       Delivery of New Program Parts or Miscellaneous Hardware                        12
Section 7.2       Shop Repaired Program Parts                                                    13
Section 7.3       Transportation                                                                 13


Proprietary Information               i                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc


         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT

Article 8         WARRANTIES                                                                     14
                  ----------
Section 8.1       New Program Parts and Miscellaneous Hardware Warranty and Exclusive            14
                  Remedy
Section 8.2       Shop Repair Warranty and Exclusive Remedy                                      14
Section 8.3       Services Warranty and Exclusive Remedy                                         15
Section 8.4       Shop Repair Turn Around Time Warranty and Exclusive Remedy                     15
Section 8.5       Warranty Conditions                                                            16
Section 8.6       Exclusivity of Warranties and Remedies                                         16
Section 8.7       Relationship to EPC Contract                                                   17

Article 9         INTELLECTUAL PROPERTY                                                          17
                  ---------------------
Section 9.1       Patent, Copyright, or Trade Secret Infringement                                17
Section 9.2       Limitation of Intellectual Property Obligations                                17
Section 9.3       Exclusivity of Obligations and Remedies                                        18

Article 10        COMPLIANCE WITH LAWS                                                           18
                  --------------------
Section 10.1      Generally                                                                      18
Section 10.2      Changes in Law, etc.                                                           18

Article 11        INSURANCE                                                                      19
                  ---------
Section 11.1      Seller's Insurance                                                             19
Section 11.2      Buyer's Insurance                                                              19
Section 11.3      Policies                                                                       19
Section 11.4      Bearing On Other Contractual Rights and Obligations                            20

Article 12        TERMINATION                                                                    20
                  -----------
Section 12.1      Termination for Seller's Inability to Perform                                  20
Section 12.2      Termination for Seller's Failure to Perform                                    20
Section 12.3      Buyer's and Seller's Rights and Obligations when Buyer Terminates              20
                  for Seller's Inability or Failure to Perform
Section 12.4      Termination for Buyer's Convenience                                            21
Section 12.5      Buyer's and Seller's Rights and Obligations when Buyer Terminates              21
                  for its Convenience
Section 12.6      Termination by Seller                                                          22
Section 12.7      Buyer's and Seller's Rights and Obligations when Seller Terminates             22
Section 12.8      Exclusivity of Rights and Remedies                                             22

Article 13        INDEMNIFICATION                                                                23
                  ---------------
Section 13.1      Seller's Indemnity                                                             23
Section 13.2      Buyer's Indemnity                                                              23

Article 14        LIMITATION OF LIABILITY                                                        24
                  -----------------------
Section 14.1      No Consequential Damages                                                       24
Section 14.2      Exclusive Remedy and Cap on Liability                                          24


Proprietary Information               ii                    AES Ironwood Project
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

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT

Section 14.3      Extent of Waivers                                                              24
Section 14.4      Extent of Conflicts                                                            25

Article 15        FORCE MAJEURE                                                                  25
                  -------------
Section 15.1      Excuse by Force Majeure                                                        25
Section 15.2      Effect of Force Majeure                                                        25

Article 16        MISCELLANEOUS                                                                  25
                  -------------
Section 16.1      Cooperation In Financing                                                       25
Section 16.2      Proprietary Information, etc.                                                  26
Section 16.3      Subcontractors                                                                 27
Section 16.4      Third Parties                                                                  28
Section 16.5      Dispute Resolution                                                             28
Section 16.6      Assignment and Delegation                                                      28
Section 16.7      Severability                                                                   29
Section 16.8      Amendments                                                                     29
Section 16.9      Joint Effort                                                                   29
Section 16.10     Captions                                                                       29
Section 16.11     Non-Waiver                                                                     29
Section 16.12     Applicable Law                                                                 29
Section 16.13     Successors and Assigns                                                         29
Section 16.14     Counterparts                                                                   29
Section 16.15     Notices                                                                        29
Section 16.16     Complete Contract                                                              30
Section 16.17     Site Access                                                                    30
Section 16.18     Permits and Licenses                                                           30
Section 16.19     Special Packaging                                                              30
Section 16.20     Return of Program Parts or Miscellaneous Hardware                              30
Section 16.21     Transfer                                                                       31
Section 16.22     Survival                                                                       31
Section 16.23     Environmental Compliance                                                       32
Section 16.24     Liquidated Damages Not a Penalty                                               32
Section 16.25     Project Conformance                                                            32
Section 16.26     501G Fleetwide Issue Notification                                              32
                       ----------------------------
Exhibit A         -        Scope of Work Description
Exhibit B         -        Program Parts List
Exhibit C         -        Program Parts Supplied and Repaired Schedule
Exhibit D         -        Current Service Bulletin 36803
Exhibit E         -        Payment Schedule
Exhibit F         -        Fuel & Water Specifications


Proprietary Information                 iii                 AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


THIS MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES CONTRACT is entered into as of September 23, 1998, by and between AES IRONWOOD, INC, a Delaware corporation ("Buyer"), and SIEMENS WESTINGHOUSE POWER CORPORATION, a Delaware corporation("Seller").

         WHEREAS, Buyer is developing a power project to be located near Lebanon, Pennsylvania (the "Project"); and

         WHEREAS, in connection with the Project, Buyer desires to purchase from Seller and Seller desires to provide to Buyer combustion turbine parts, shop repairs and scheduled outage technical field assistance services, all as more particularly described herein;

         NOW, THEREFORE, in consideration of these premises and mutual covenants contained herein, the parties hereby agree as follows:

ARTICLE 1. DEFINITIONS; GENERAL REFERENCES

1.1 Defined Terms. The following terms shall have the following meanings when used in this Contract, unless the context requires otherwise:

"Buyer" has the meaning set forth in the Preamble.

"Buyer's Affiliates" means AES Corporation, and any subsidiary thereof, excluding any entity which is partially owned by a competitor of Seller in the field of design, engineering, manufacturing, maintenance, operation, procurement and construction of power generation, transmission or distribution facilities.

"Combustion Turbine Maintenance Management Program Services" means all of the program maintenance managerial services to be provided by Seller hereunder, as described in Section 2.5 of Exhibit A, Scope of Work Description.

"Change" has the meaning set forth in Article 6.

"Change Order" has the meaning set forth in Article 6.

"Combustion Turbine" means one of the Project's two 501G combustion turbines furnished by the EPC Contractor under the EPC Contract or any replacement 501G combustion turbine furnished by the EPC Contractor or one of its affiliates under the EPC Contract.

"Contract" means this Program Parts, Shop Repairs and Scheduled Outage TFA Services Contract, including all Exhibits hereto, as amended, supplemented or modified from time to time.


Proprietary Information               1                     AES Ironwood Project
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

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


"Contract Price" has the meaning set forth in Section 4.1.

"Day" means a calendar day.

"Delayed Payment Rate" means a rate of interest per annum equal to the reference rate quoted from time to time by the Bank of America, NT & SA plus 2%, or the maximum rate permitted by applicable Law, whichever is less.

"Delivery" has the meaning set forth in Section 7.1.

"EPC Contract" means the Agreement for Engineering, Procurement and Construction Services between the EPC Contractor and Buyer dated as of September 23,1998 as such agreement may be amended, supplemented or modified from time to time.

"EPC Contractor" means Siemens Westinghouse Power Corporation and its successor and permitted assigns as "Contractor" under the EPC Contract.

"Equivalent Base Load Hours ("EBH")" means the calculated result of equivalent base load hours determined in accordance with Exhibit D, Current Service Bulletin 36803 as amended from time to time.

"Equivalent Starts" means the calculated result of equivalent starts determined in accordance with Exhibit D, Current Service Bulletin 36803 as amended from time to time.

"Escalation Factor" means the net percentage increase or decrease (as the case may be) in the Consumer Price Index (published by the US Department of Labor) over the period from base date of January 1, 1998 through date of the invoice. If such index ceases to be published such similar substitute index as is mutually agreed to by the parties, shall apply.

"Facility" means the combined cycle electric generating facility to be located in Lebanon, Pennsylvania which makes up the Project, and includes the two (2) Combustion Turbines.

"Fee" means the applicable fee listed in Exhibit E, Payment Schedule for the given number of EBHs.

"Force Majeure" has the meaning given in Section 15.1.

"GPU Energy" means GPU Energy, Metropolitan Edison Company and Pennsylvania Electric Company, and their respective successors and permitted assigns, as purchasers of electricity from the Facility under the Power Purchase Agreement.

"Hazardous Material" has the meaning given in Section 16.23, Environmental Compliance.



Proprietary Information               2                     AES Ironwood Project
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

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


"Hazardous Waste" means any waste that is found to pre-exist or is generated at the Site which is defined in the Laws to be hazardous.

"Laws" means all applicable laws, statutes, rules, regulations, orders and ordinances or specified standards or objective criteria contained in any applicable license, permit or approval, or other legislative or administrative act, of the United States of America or any state of the United States, agency, department, authority, political subdivision or other instrumentality thereof, or a decree, judgment or order of a court, including but not limited to those governing wages, hours, employment discrimination and safety, laws regarding workers' compensation, disability laws and employee benefit laws.

"Miscellaneous Hardware" means miscellaneous hardware items including but not limited to pins, springs, studs, gaskets, tie wires, fasteners, screws, washers, nuts, bolts which are required to roll out and roll in the Program Parts which is supplied by Seller under this Contract or in accordance with a Change Order hereto, issued pursuant to Article 6, Changes.

"New Program Parts" means the Program Part(s) that are listed in Exhibit B, Program Parts List which are supplied by Seller under this Contract, when they are new and unused.

"New Program Parts and Miscellaneous Hardware Warranty" has the meaning given in
Section 8.1.

"Normal Wear and Tear" means the level of wear and tear that the Facility or part(s) thereof will experience as a result of being operated and maintained in accordance with the instruction manuals and operating criteria provided to Buyer by the EPC Contractor or the original equipment manufacturer and any mutually agreed upon variance thereto, the operating parameters specified in Section 6.4 the warranty conditions specified in Section 8.5 and, to the extent not inconsistent with any of the foregoing, in general accordance with Prudent Utility Practices. The definition of Normal Wear and Tear expressly excludes any consequential/downstream/downflow damage caused to the Facility or part(s) thereof by a part which gave way upstream/upflow.

"Period" means the interval from the completion of one Scheduled Outage through the next Scheduled Outage of the applicable Combustion Turbine. For the purpose of this definition the initial Period shall begin at initial synchronization of the applicable Combustion Turbine.

"Power Purchase Agreement" means collectively the three amended and restated power purchase agreements relating to the Facility between GPU Energy and Buyer as such agreements may be aggregated, amended, supplemented or modified from time to time.

"Program Part(s)" means the number and type of part(s) of the Combustion Turbine that are listed in Exhibit B, Program Parts List plus the equivalent parts to those listed in Exhibit B, Program Parts List, which were included in the original Combustion Turbine(s).

"Project" has the meaning set forth in the Preamble.



Proprietary Information               3                     AES Ironwood Project
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

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


"Prudent Utility Practice" means the practices, methods, techniques and standards that at the particular time of performance of the Workscope Obligations by Seller or of Buyer's obligations specified in Sections 3 and 4 of Exhibit A, (i) are generally accepted in the electric power industry in the United States, for use in connection with the design, engineering, construction, testing, operation and maintenance of power stations of the same or similar size and type as the Facility, all in a manner consistent with Laws, reliability, safety, environmental protection, economy and expediency, and (ii) conform in all material respects to the manufacturer's design, engineering, construction, testing, operation and maintenance guidelines applicable to the equipment in question, including Seller's operation and maintenance guidelines for the Combustion Turbines. Prudent Utility Practices are not limited to the optimum practice or method to the exclusion of others, but rather refer to commonly used and reasonable practices and methods.

"Seller" has the meaning set forth in the Preamble.

"Seller's Affiliates" means Siemens A.G., and any subsidiary thereof, excluding any entity which is partially owned by a competitor of Buyer in the field of development and ownership of power generation, transmission or distribution facilities.

"Scheduled Outage" means a planned outage of the applicable Combustion Turbine, scheduled by Buyer and Seller, during which the applicable Scheduled Outage TFA Services described in Exhibit A, Scope of Work Description will be performed. A Scheduled Outage will commence when the Combustion Turbine breaker is opened and will end when the Seller has completed its applicable Scheduled Outage TFA Services for the given Scheduled Outage and Seller has submitted to Buyer written notice of completion and Buyer has concurred. The projected Scheduled Outage plan is contained in Exhibit C, Program Parts Supplied and Repaired Schedule.

"Scheduled Outage TFA Services" means all of the TFA Services to be provided by Seller hereunder during the applicable Scheduled Outage, as described in Section
2.4 of Exhibit A, Scope of Work Description, but excludes services provided pursuant to the EPC Contract.

"Services" means any and all services to be provided by Seller under this Contract including Scheduled Outage TFA Services, Combustion Turbine Maintenance Program Management Services and any services performed in accordance with a Change Order hereto issued pursuant to Article 6, Changes.

"Services Warranty" has the meaning given in Section 8.3.

"Shop Repair" means shop repair/refurbishment work performed by Seller on Program Parts at Seller's manufacturing plant, Seller's service facility or a suitable facility selected by Seller.



Proprietary Information               4                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


"Site" means the real property located near Lebanon, Pennsylvania on which the Project is to be or has been constructed.

"Term" has the meaning given in Section 5.1, Term.

"TFA Services" means the advice and consultation given to Buyer's personnel by a field service representative of Seller with respect to:

     (i) installation, inspection, repair and maintenance activities performed by others at the Site, and

     (ii) any Seller recommended quality assurance procedures for activities performed at the Site.

Technical Field Assistance does not include management, supervision or regulation of Buyer's personnel, agents and contractors.

"Unscheduled Outage" means any outage of a Combustion Turbine other than a Scheduled Outage.

"Workscope Obligations" means all obligations of Seller pursuant to the terms of this Contract to perform Services and to provide Program Parts and Miscellaneous Hardware, and includes any other equipment, parts, shop repairs or services mutually agreed to by the parties hereto and specified in a Change Order issued pursuant to Article 6 hereof.

1.2 General References. As used in this Contract, the terms "herein," "herewith" and "hereof" are references to this Contract, taken as a whole, the term "includes" or "including" shall mean "including, without limitation," and references to a "Section," "subsection," "clause," "Article" or "Exhibit" shall mean a Section, subsection, clause, Article or Exhibit of this Contract, as the case may be, unless in any such case the context requires otherwise. The singular shall include the plural and the masculine shall include the feminine and neuter, and vice versa.


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

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


ARTICLE 2.                 CONTRACT DOCUMENTS

2.1 Contract Documents. This Contract consists of this contract document itself and the following Exhibits which are specifically made a part hereof by reference:

         Exhibit A         -        Scope of Work Description
         Exhibit B         -        Program Parts List
         Exhibit C         -        Program Parts Supplied and Repaired Schedule
         Exhibit D         -        Current Service Bulletin 36803
         Exhibit E         -        Payment Schedule
         Exhibit F         -        Fuel & Water Specification


2.2 Conflicting Provisions. In the event of any conflict between this document and any Exhibit hereto, the terms and provisions of this document, as amended from time to time, shall control. In the event of any conflict among the Exhibits, the following order of precedence shall govern: Exhibit E, A, B, C, D, and F. Subject to the foregoing, the several instruments forming part of this Contract are to be taken as mutually explanatory of one another and in the case of ambiguities or discrepancies within or between such parts the same shall be explained and adjusted by the mutual agreement of the Parties.

ARTICLE 3. SCOPE OF WORK

3.1 Seller's Scope. During the Term, Seller shall fulfill its Workscope Obligations specified in Exhibit A, Scope of Work Description.

3.2 Buyer's Scope. During the Term, Buyer shall fulfill its obligations specified in Exhibit A, Scope of Work Description, and shall perform any other obligations mutually agreed to by the parties and specified in a Change Order issued pursuant to Article 6, Changes.

3.3 Early Replacement. If, due to Normal Wear and Tear, (i) a Program Part has failed or (ii) it is determined that a Program Part will not last until the next Scheduled Outage (in each case, after the warranty periods for such Program Part set forth in Section 8.1 hereof or set forth in the EPC Contract have expired), and such part has to be replaced prior to the scheduled replacement period per Exhibit C, Program Parts Supplied and Repaired Schedule, Seller shall replace such Program Part early by moving up a New Program Part which is scheduled to be delivered at a later date per Exhibit C, Program Parts Supplied and Repaired Schedule, if such a New Program Part remains available under Exhibit C (Buyer shall be entitled to participate in the decision making process regarding the actual parts life and the degree of repair or refurbishment associated with any Program Part(s). The final decision, however, with regard to actual parts life and the degree of repair or refurbishment associated with any Program Part(s) shall be made by Seller based on Prudent Utility Practices and communicated to Buyer. If the Buyer disputes Seller's final decision based on the assertion that Seller's final decision is inconsistent with Prudent Utility Practices, then Buyer may seek to resolve such dispute in accordance with


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

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


Section 16.5, Dispute Resolution.). If the actual replacement date is less than or equal to one year earlier than the Scheduled Outage during which the Program Part was scheduled to be replaced per Exhibit C, Program Parts Supplied and Repaired Schedule, such early replacement shall not affect the Contract Price or Exhibit E, Payment Schedule. If the actual replacement date is more than one year earlier than the Scheduled Outage during which the Program Part was scheduled to be replaced, per Exhibit C, Program Parts Supplied and Repaired Schedule, such early replacement shall result in a change to Exhibit E, Payment Schedule, pursuant to a Change Order, levelizing the cash flow affect of moving the replacement part up over the remaining Term on a $/EBH basis and modifying the Fees listed in Exhibit E accordingly. Once all of the New Program Parts available under Exhibit C, Program Parts Supplied and Repaired Schedule have been delivered pursuant to this Section and no further replacements remain to be provided under Exhibit C, Buyer shall purchase, pursuant to Section 3.4, Parts Life Credit, such further replacement Program Parts required for the remaining Term of the Contract and Seller shall provide such parts at the discounted price calculated in accordance with Section 3.4, Parts Life Credit. Seller's obligation to provide such required early replacement Program Parts shall be to obtain and deliver to the Project the required replacement Program Parts, whether new or repaired, as soon as commercially reasonably possible so as to minimize the duration of the outage.


3.4 Parts Life Credit. After conclusion of the applicable warranty periods stated in Section 8.1 or in the EPC Contract, as the case may be, Seller will provide a parts life credit if a Program Part requires replacement due to Normal Wear and Tear pursuant to Section 3.3 prior to meeting neither its expected useful life as calculated in terms of EBHs as specified in Exhibit B, Program Parts List, nor its expected useful life as calculated in terms of Equivalent Starts, as specified in Exhibit B, Program Parts List (Buyer shall be entitled to participate in the decision making process regarding the actual parts life and the degree of repair or refurbishment associated with any Program Part(s). The final decision, however, with regard to actual parts life and the degree of repair or refurbishment associated with any Program Part(s) shall be made by Seller based on Prudent Utility Practices and communicated to Buyer. If the Buyer disputes Seller's final decision based on the assertion that Seller's final decision is inconsistent with Prudent Utility Practices, then Buyer may seek to resolve such dispute in accordance with Section 16.5, Dispute Resolution.). The parts life credit will be calculated by multiplying the price for such Program Part's replacement specified in Exhibit B, Program Parts List subject to escalation pursuant to the Escalation Factor, by the lesser of: (i) the expected useful life of the Program Part needing to be replaced in terms of EBHs, as specified in Exhibit B, Program Parts List, minus the total number of EBHs incurred by such Program Part, divided by the expected useful life of such Program Part in terms of EBHs, as specified in Exhibit B; or (ii) the expected useful life of the Program Part needing to be replaced in terms of Equivalent Starts, as specified in Exhibit B, minus the total number of Equivalent Starts incurred by such Program Part, divided by the expected useful life of such Program Part in terms of Equivalent Starts, as specified in Exhibit B. Once all of the New Program Parts, under Exhibit C, Program Parts Supplied and Repaired Schedule, have been delivered pursuant to Section 2.1 of Exhibit A, Scope of Work Description, or Section 3.3, Early Replacement, and no further replacements exist under Exhibit C, Buyer shall use this credit towards the purchase of such Program Part replacements. The purchase price for such Program


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         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


Part's replacement shall be the price specified therefore in Exhibit B, Program Parts List with the parts life credit applied and shall be paid, pursuant to a Change Order, by levelizing the price of Program Part's replacement over the remaining Term on a $/EBH basis and modifying the Fees listed in Exhibit E accordingly. However, in no event, shall any parts life credit be extended under this Section beyond the end of the Term of this Contract.

ARTICLE 4. CONTRACT PRICE AND PAYMENT TERMS

4.1 Contract Price. As full consideration of the performance by Seller of the Workscope Obligations (other than those Workscope Obligations provided pursuant to a Change Order), Buyer will pay to Seller the Fees as adjusted either up or down by the Escalation Factor at the time of each invoice. The "Contract Price" shall be the aggregate total of the Fees as adjusted plus any additional payment amount mutually agreed to by the parties pursuant to a Change Order hereto, issued pursuant to Article 6, Changes.

4.2 Taxes. The Contract Price paid or to be paid to Seller under the Contract does not include any federal, state, (other than federal or state, income taxes imposed on Seller, or Seller's subcontractors or subvendors), or local property, license or privilege (other than federal, state or local assessments for licenses and privileges associated with Seller's ability to conduct general business within the area), sales, use, excise, value added, gross receipts, or similar taxes now or hereafter applicable to, measured by, or imposed upon or with respect to the transaction, the property, its sale, its value or its use, or any services performed in connection therewith. Buyer agrees to pay or reimburse Seller for any such taxes which Seller or its subcontractors or subvendors are required to pay. Seller shall use reasonable efforts and due diligence, and shall cause its subcontractors or subvendors to use their reasonable efforts and due diligence, to efficiently manage its performance of the Workscope Obligations hereunder so as to minimize the incurrence of any federal, state or local property, license or privilege, sales, use, excise, value added, gross receipts or similar taxes to be paid or reimbursed by Buyer hereunder. Taxes to be paid by Buyer do not include any taxes that Seller should not have incurred if it had used such reasonable efforts and due diligence.

4.3 Invoices. Per Exhibit E Payment Schedule, Seller shall furnish Buyer an invoice indicating the Fee being invoiced, as adjusted up or down in accordance with this Contract by the Escalation Factor at the time of such invoice.

4.4 Payment. Within twenty-five (25) Days following the date Buyer receives each invoice under Section 4.3, Buyer shall pay to Seller the undisputed amount of the invoice. All payments to Seller shall be made by wire transfer to the account of the Seller at Mellon Bank, N.A., Account # 038-0269,ABA # 043000261, or such other depository as Seller shall designate by written notice to Buyer.

4.5 Notice of Payment Disputes. Notwithstanding Buyer's obligations under
Section 4.4 , if prior to the expiration of the applicable period for payment referenced in Section 4.4, Buyer disputes that any Workscope Obligations satisfy the requirements of this Contract, Buyer shall, prior to the expiration of such period, provide Seller with written notice identifying the basis for such dispute. Thereafter, the payment of such disputed amounts shall be deferred until such


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         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


dispute has been resolved to the satisfaction of Buyer and Seller. Any dispute which is not resolved by mutual agreement shall be resolved in accordance with
Section 16.5.

4.6 Late Payments. If there is a dispute about any amount invoiced by Seller, the amount not in dispute shall be promptly paid as described in this Article 4, and any disputed amount which is ultimately determined to have been payable prior to the actual date of payment shall be paid with interest, at the Delayed Payment Rate, from the date due to the date of payment.

4.7 Payments Not Acceptance of Workscope Obligations. No payment made hereunder shall be considered or deemed to represent that Buyer has inspected the Workscope Obligations, or checked the quality or quantity thereof and shall not be deemed or construed as approval or acceptance of any Workscope Obligations, or as a waiver of any claim or right that Buyer may then or thereafter have, including any warranty right.

ARTICLE 5. TERM AND OUTAGES

5.1 Term. The Term of the Contract shall commence on the date specified in the Recitals and unless terminated early pursuant to Article 12, shall terminate upon completion of the Shop Repairs following the eighth (8th) Scheduled Outage of the applicable Combustion Turbine or ten (10) years from initial synchronization of the applicable Combustion Turbine, whichever occurs first, as it relates to the applicable Combustion Turbine.

5.2 Unscheduled Outages

5.2.1 If during the Term, an Unscheduled Outage occurs which is the result of
(i) the failing of a New Program Part supplied by Seller, to conform with the New Program Parts and Miscellaneous Hardware Warranty set forth herein, (ii) the failing of a Shop Repair, supplied by Seller, to conform with the Shop Repair Warranty set forth herein, (iii) a Program Part requiring replacement due to Normal Wear and Tear pursuant to Section 3.3 prior to achieving its expected life in terms of EBHs or Equivalent Starts as specified in Exhibit B, Program Parts, or (iv) the failure of a Service, performed by Seller, to conform with the Service Warranty set forth herein, then Buyer shall hire Seller, to the extent not supplied by Seller as a warranty remedy under Seller's warranties contained in Article 8 of this Contract, pursuant to a Change Order, to supply any additional parts of the type listed in Exhibit B, Program Parts List, Miscellaneous Hardware, Shop Repairs, and TFA Services related to the Combustion Turbine, required for such Unscheduled Outage and Seller shall supply (a) any such additional parts of the type listed in Exhibit B, Program Parts List required for such Unscheduled Outage, at the prices specified in Exhibit B, Program Parts List, subject to escalation pursuant to the Escalation Factor, discounted by any applicable parts life credit, (b) any such Miscellaneous Hardware and Shop Repairs required for such Unscheduled Outage, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance, or in Seller's price quote at the time of supply or performance, if Seller's Domestic Price lists do not include a price for the required Miscellaneous Hardware or Shop Repairs, and (c) any such TFA Services related to the Combustion Turbine required for such Unscheduled Outage, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance with a 10% discount applied


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capped at a maximum of $100,000 per year, or in Seller's price quote at the time of supply or performance with a 10% discount applied capped at a maximum of $100,000 per year, if Seller's Domestic Price lists do not include a price for the required TFA Services.

If such an Unscheduled Outage occurs within 1,000 EBHs of a Scheduled Outage and additional parts, of the type listed in Exhibit B, Program Parts List, Miscellaneous Hardware, Shop Repairs, and TFA Services to be used during the Unscheduled Outage are part of the Program Parts Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which were going to be used during the upcoming Scheduled Outage, the upcoming Scheduled Outage shall be moved up in time and those Program Parts Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services shall be provided during the Unscheduled Outage/moved -up Scheduled Outage. Buyer shall not be required to pay any additional money for those Program Parts Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which are provided early during the Unscheduled Outage/moved-up Scheduled Outage.

5.2.2 If during the Term an Unscheduled Outage occurs for reasons other than those set forth in Section 5.2.1 above, then Buyer shall hire Seller, to the extent not supplied by Seller as a warranty remedy under Seller's warranties contained in Article 8 of this Contract, pursuant to a Change Order, to supply any additional parts of the type listed in Exhibit B, Program Parts List, Miscellaneous Hardware, Shop Repairs or technical field assistance service work on the Combustion Turbine required for such Unscheduled Outage, and Seller shall supply such (a) additional parts, of the type listed in Exhibit B, Program Parts List required for such Unscheduled Outage, at the prices specified in Exhibit B, Program Parts List, subject to escalation pursuant to the Escalation Factor, discounted by any applicable parts life credit, (b) Miscellaneous Hardware and Shop Repairs, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance, or in Seller's price quote at the time of supply or performance, if Seller's Domestic Price lists do not include a price for the required additional Miscellaneous Hardware or Shop Repairs, in effect at the time of supply, and (c) TFA Service, at the prices specified in Seller's Domestic Price Lists, in effect at the time of supply or performance, or in Seller's price quote at the time of supply or performance, if Seller's Domestic Price lists do not include a price for the required TFA Services.

If such an Unscheduled Outage occurs within 1,000 EBHs of a Scheduled Outage and additional parts, of the type listed in Exhibit B, Program Parts List, Miscellaneous Hardware, Shop Repairs and TFA Services to be used during the Unscheduled Outage are part of the Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which were going to be used during the upcoming Scheduled Outage, the upcoming Scheduled Outage shall be moved up in time and those Program Parts Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services shall be provided during such Unscheduled Outage/Moved-up Scheduled Outage. Buyer shall not be required to pay any additional money for those Program Parts, Miscellaneous Hardware, Shop Repairs and Scheduled Outage TFA Services which are provided early during such Unscheduled Outage/Moved-up Scheduled Outage pursuant to the preceding sentence.



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5.3 Unscheduled Outage Work. Seller shall be entitled to a Change Order for any additional parts of the type listed in Exhibit B, Program Parts List, Miscellaneous Hardware, Shop Repairs or technical field assistance service work on the Combustion Turbine purchased by Buyer from Seller pursuant to Section 5.2 above in accordance with Article 6. In the case of an Unscheduled Outage, Seller, upon notification from Buyer via a Change Order, agrees to take prompt action(s) to mobilize its service personnel to the Project site to provide the technical field assistance services requested in such Change Order, and agrees to provide any additional parts of the type listed in Exhibit B, Program Parts List specified in such Change Order as soon as reasonably commercially practicable, to minimize downtime; provided, however and notwithstanding the prices specified in Section 5.2 above, that if Seller delivers such additional parts of the type listed in Exhibit B, Program Parts List within (a) fifteen
(15) days of receipt of such Change Order, Seller shall be paid by Buyer the price for such additional parts of the type listed in Exhibit B, Program Parts List, as specified in Section 5.2 above, plus 17%, (b) after fifteen (15) days but within thirty (30) days of such Change Order, Seller shall be paid by Buyer the price for such additional parts of the type listed in Exhibit B, Program Parts List, as specified in Section 5.2 above, or (c) after thirty (30) days of such Change Order, Seller shall be paid the price for such additional parts of the type listed in Exhibit B, Program Parts List, as specified in Section 5.2 above, minus 17%.

Notwithstanding the provisions of the previous paragraph, in the event that an Unscheduled Outage has occurred and Seller fails, by the end of the second day (as it may be extended pursuant to Article 15, Force Majeure) following Seller's receipt of written notice of the Unscheduled Outage, to send a TFA Services representative to the Site who can start providing TFA Services related to the Combustion Turbine for the Unscheduled Outage, then, upon Seller's failure, Buyer may obtain another qualified person at Buyer's cost to start providing TFA Services related to the Combustion Turbine for the Unscheduled Outage. If Buyer elects to exercise its right under the preceding sentence, Buyer shall take full responsibility for any damage to the Facility or any adverse effects on the warranties, expected lives, Unscheduled Outages, early Program Part replacements and reduction in time intervals between Scheduled Outage expressed herein that may be caused as a result thereof. In the event that (x) Buyer has exercised its rights under the first sentence of this paragraph, (y) the Combustion Turbine has been disassembled and is ready to be inspected to determine the cause of the Unscheduled Outage, and (z) Seller has not provided TFA Services personnel to assist with such inspection, then Seller shall be considered to have failed to perform its material obligations under this Contract, and Buyer may elect to terminate this Contract pursuant to Section 12.2, Termination for Seller's Failure to Perform, hereof. In such case, unless Seller has made and is continuing to make diligent efforts to cure such failure, then Seller shall have waived its right to, and shall not be entitled to the benefits of, the cure periods specified in Section 12.2.

5.4 Exclusivity of Obligations and Remedies. WITHOUT LIMITING THE WARRANTIES SPECIFIED IN ARTICLE 8, HEREOF AND IN THE EPC CONTRACT, SELLER'S OBLIGATIONS SET FORTH IN THIS ARTICLE WITH RESPECT TO UNSCHEDULED OUTAGES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER OBLIGATIONS, WARRANTIES OR GUARANTEES, WHETHER STATUTORY, EXPRESS, OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A

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PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE
OF TRADE). The remedies set forth in this, and discounts on any technical field assistance services purchased by Buyer from Seller shall constitute Seller's sole liability and Buyer's exclusive remedies for Unscheduled Outages whether claims of the Buyer are based in contract, in tort (including negligence and strict liability), or otherwise.

ARTICLE 6. CHANGES

6.1 Request For Changes. Buyer or Seller may request changes within the scope of the Contract (a "Change") and, if accepted by the other party, the Fees set forth in Exhibit E, performance, schedule, and other pertinent provisions of the Contract will be adjusted by mutual agreement of the parties and documented in a written "Change Order" prior to implementation of the change (or if the parties are unable to agree on an equitable adjustment such equitable adjustment will be determined pursuant to Section 16.5, Dispute Resolution, below).

6.2 Adjustment. Additional expenses incurred and time spent by Seller in performing its Workscope Obligations due to (i) delays arising from a failure of Buyer to meet its obligations under this Contract, whether through its own performance or failure to perform, or through Buyer's other contractors' or subcontractors' performance or failure to perform, and (ii) changes in Laws after the date of the Contract, as applicable, will be treated as changes to the scope of work and the Contract will be adjusted as set forth in the previous paragraph. Seller shall use reasonable efforts and due diligence to mitigate the effect of any such delays or changes in Laws on the performance of its Workscope Obligations.

6.3 No Additional Compensation Changes. Seller may make a change(s) in its Program Parts and Miscellaneous Hardware, Shop Repairs or Services supplied hereunder without additional compensation from Buyer if such change(s) does not adversely affect the warranties, the technical soundness of the work, the schedule for the performance of the Workscope Obligations, or the operability of the Project.

6.4 Changes in Operating Restrictions. The basis of this Contract is that each Combustion Turbine shall be operated in accordance with the requirements of the Power Purchase Agreement and Prudent Utility Practices, 8,000 EBH/year, with 100 Equivalent Starts per year, using natural gas fuel or liquid fuel and water in accordance with the specifications set forth in Exhibit F, Fuel & Water Specification, provided however Buyer shall not operate a Combustion Turbine using liquid fuel for more than 45 days per year at base load or 60 days per year at reduced load. Should the actual operations differ from these operating parameters which causes a Schedule Outage to be planned/performed earlier or later than as expected, then, pursuant to a Change Order, there shall be an adjustment in the scope, schedule, and price to address such differences.

6.5 Scope Changes Due to Seller Error. Notwithstanding anything in this Article 6 to the contrary, no Change Order shall be issued and no adjustment of the price, performance, schedule, and other pertinent provisions of the Contract shall be made for Seller's correction of a warranty defect pursuant to Article 8, Warranties, below.

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ARTICLE 7. DELIVERY, TITLE, RISK OF LOSS AND TRANSPORTATION

7.1 Delivery of New Program Parts or Miscellaneous Hardware. "Delivery" of each New Program Part, Miscellaneous Hardware supplied under this Contract shall be made when said New Program Part, Miscellaneous Hardware, or component thereof arrives free on board the carrier (FOB) at the Site. Subject to the provisions of the immediately following paragraph, legal and equitable title, and risk of loss or damage to each such New Program Part, Miscellaneous Hardware, or component thereof shall pass from Seller to Buyer upon Delivery.

7.2 Shop Repaired Program Parts. Program Part(s) sent to Seller for Shop Repair and Modernization or Program Part(s) and Miscellaneous Hardware being returned pursuant to the provisions of Article 8, Warranty, or Article 9, Intellectual Property, of the Contract will be delivered by Buyer at its expense to the repair facility in the continental United States or Canada designated by Seller where the work is to be performed. Title to such Program Part(s) or Miscellaneous Hardware will remain at all times with Buyer. Risk of loss or damage to such Program Part(s) or Miscellaneous Hardware will transfer to Seller upon its arrival on board the carrier at the repair or manufacturing facility and will transfer back to Buyer when said Program Part, Miscellaneous Hardware, or component thereof arrives free on board the carrier (FOB) at the Site.

7.3 Transportation

A.     Transportation and Storage

       When items of New Program Parts or Miscellaneous Hardware are ready for shipment or Shop Repair is completed on Program Parts, Seller will (i) in the absence of shipping instructions, inform Buyer of pending shipment and Buyer will thereafter promptly give shipping instructions to Seller,
       (ii) determine the method of transportation and the routing of the shipment and (iii) ship the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts freight and insurance in freight prepaid and included in the price by Normal Carriage as defined below to the Site.

       In the event that Buyer fails to provide Seller with timely shipping instructions or is unwilling or unable to timely receive the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts, Seller will, upon notice to Buyer and after giving Buyer reasonable opportunity to designate a mutually acceptable alternate destination, place such New Program Parts, Miscellaneous Hardware, or Shop Repaired Program Parts in storage. If the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts are to be placed into storage pursuant to this provision, delivery of the New Program Parts Miscellaneous Hardware or Shop Repaired Program Parts shall be deemed to occur when the New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts (i) are placed Free On Board the common carrier for shipment to the storage location or (ii) is placed into the storage location when stored in a Seller manufacturing or repair facility.



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       In the event of storage pursuant to the preceding paragraph, all expenses thereby incurred by Seller, including but not limited to, preparation for and placement into storage, handling, transportation, storage, inspection, preservation, taxes, insurance and any necessary rehabilitation prior to installation shall be payable by Buyer upon submission of invoices prepared by Seller, unless Buyer disputes that such New Program Part, Miscellaneous Hardware or Shop Repaired Program Part does not conform to Seller's warranty obligations under Article 8 and Buyer is found to be correct in its dispute pursuant to Section 16.5, Dispute Resolution. When conditions permit and upon payment to Seller of any additional amounts due hereunder, Buyer shall arrange, at its expense, removal of New Program Parts, Miscellaneous Hardware or Shop Repaired Program Parts from storage.

B.     Normal Carriage

       Normal Carriage means carriage by either highway transport (provided this does not necessitate use of specialized riggers trailers) or by rail transport on normal routing from the manufacturing/repair facility to the Site as designated in Section 7.1or 7.2 above respectively.

C.     Special Transportation and Services

       If Buyer requests Seller to transport by other than Normal Carriage and Seller provides such transport by other than Normal Carriage for reasons other than delays attributable to Seller actually jeopardizing delivery of the New Program Part, Miscellaneous Hardware or Shop Repaired Program
       Part in accordance with Seller's Workscope Obligations, Buyer agrees to pay or to reimburse any transportation charges in excess of regular charges for Normal Carriage, including, but not limited to, excess charges for special routing, special trains, specialized riggers trailers, lighterage, barging and air transport.

ARTICLE 8. WARRANTIES

8.1 New Program Parts and Miscellaneous Hardware Warranty and Exclusive Remedy. Seller warrants that the New Program Parts and Miscellaneous Hardware provided to Buyer hereunder, including any New Program Part or Miscellaneous Hardware repaired or replaced by Seller under this New Program Parts and Miscellaneous Hardware Warranty, will be new and of a quality in accordance with Prudent Utility Practices and free of defects in design, workmanship and materials until the earlier of one (1) year from the date of installation of the original New Program Part or Miscellaneous Hardware into the Combustion Turbine, 100 Equivalent Starts after installation of the original New Program Part or Miscellaneous Hardware, 8,000 EBHs after installation of the original New Program Part or Miscellaneous Hardware, or three (3) years from the date of delivery of the original New Program Part or Miscellaneous Hardware in accordance with the terms of this Contract; except that the warranties on all New Program Parts and Miscellaneous Hardware shall expire no later than one year after the conclusion of the Term of the Contract (the "New Program Parts and Miscellaneous Hardware Warranty"). If during the New Program Parts and Miscellaneous Hardware Warranty period, Seller is within a reasonable time after discovery by Buyer notified in writing that a New Program Part fails to conform to the


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New Program Parts and Miscellaneous Hardware Warranty, Seller will at its expense (including any import duties, taxes, or fees, etc. imposed by applicable governmental authorities), as soon as commercially reasonable, correct such failure by, at Seller's option, repair or replacement. If Seller, in attempting to correct such failure under this New Program Parts and Miscellaneous Hardware Warranty, determines that such New Program Part or Miscellaneous Hardware cannot be repaired, Seller will, as soon as commercially reasonable, correct such failure by replacement.

8.2 Shop Repair Warranty and Exclusive Remedy. Seller warrants that the Shop Repair work performed by Seller on Program Parts, including any repair of a defective portion of a Shop Repair by Seller under this Shop Repair Warranty, will be free of defects in workmanship until the earlier of one (1) year from the date of installation of the original Shop Repaired Program Part into the Combustion Turbine, 100 Equivalent Starts after installation of the original Shop Repaired Program Part into the Combustion Turbine, 8,000 EBHs after installation of the original Shop Repaired Program Part into the Combustion Turbine or three (3) years from completion of the original Shop Repair; except that the warranties on all Shop Repaired Program Parts shall expire no later than one year after the conclusion of the Term of the Contract (the "Shop Repair Warranty"). If during the Shop Repair Warranty period Seller is within a reasonable time after discovery by Buyer notified in writing that a Shop Repaired Program Part fails to conform to the Shop Repair Warranty, Seller will at its expense (including any import duties, taxes, or fees, etc. imposed by applicable governmental authorities) as soon as commercially reasonable, correct such nonconformity by repair of the defective portion of the Shop Repaired Program Part, or if such nonconformity cannot be repaired, Buyer shall be entitled to a Parts Life Credit pursuant to Section 3.3.

8.3 Services Warranty and Exclusive Remedy. Seller warrants for each item of Services provided hereunder that (i) the Services of its personnel will be competent and consistent with Prudent Utility Practices, (ii) the technical information, reports, analyses and recommendations transmitted by Seller in connection therewith will be competent and consistent with Prudent Utility Practices, (iii) the Services will comply in all material respects with Laws for a period of one (1) year from the date of completion of that item of Services and (iv) the Services will be free from defects in workmanship for one a period of one (1) year from the date of completion of that item of Services; except that the warranties on Services shall expire no later than one year after the termination or conclusion of the Term (the "Services Warranty"). If during the Services Warranty period Seller is notified by in writing, within a reasonable amount of time after Buyer's discovery, that any portion of the Services fails to conform to the Services Warranty, Seller will promptly reperform such nonconforming portion of the Services at no additional cost or expense to Buyer.

8.4 Shop Repair Turn Around Time Warranty and Exclusive Remedy Seller warrants that any Program Part removed during a Scheduled Outage and delivered by Buyer to the repair or manufacturing facility designated by Seller for Shop Repair, will be repaired and delivered by Seller, in accordance with Section 7.2 above, ("turned-around") within twenty-six (26) weeks of delivery of such Program Part by Buyer to the repair or manufacturing facility designated by Seller. If a Program Part removed during a Scheduled Outage and delivered by Buyer to the repair or manufacturing facility designated by Seller for Shop Repair, is not turned-around within



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twenty-six (26) weeks or Seller, at its option, does not provide a new Program
Part in lieu of the Program Part being Shop Repaired and an outage occurs which requires the installation of such Program Part, then for each day of such outage that such Program Part is not turned-around, Seller shall pay Buyer liquidated damages in the amount of $10,000 per day. Seller's aggregate liquidated damage payments pursuant to this Section 8.4 shall not exceed a maximum annual cap of $250,000. If Seller reaches the maximum cap on aggregate liquidated damages under this Section 8.4, or Section 14.2, and Seller still has not turned-around such Program Part, Seller shall be considered to have failed to perform its material obligations under this Contract, and Buyer may elect to terminate this Contract pursuant to Section 12.2 hereof. In such case, unless Seller has made and is continuing to make diligent efforts to cure such failure, then Seller shall have waived its right to, and shall not be entitled to the benefits of, the cure periods specified in Section 12.2.

8.5 Warranty Conditions. The warranties and remedies set forth herein and the obligations and remedies set forth in Section 3.2 and Article 5, are conditioned upon:

         (1) Buyer's receipt, handling, storage, operation and maintenance during any storage, operation and maintenance, including tasks incident thereto, of the Project, including any Program Parts and Miscellaneous Hardware, being in all material respects in accordance with the terms of the Combustion Turbine instruction manuals and operating criteria provided to Buyer by the EPC Contractor or the original equipment manufacturer subject to any mutually agreed upon variance thereto, and, to the extent not inconsistent with the foregoing, in general accordance with Prudent Utility Practices.

         (2) the Combustion Turbine being operated using natural gas fuel or liquid fuel (use of liquid fuel shall not exceed 45 days base load operation or 60 days reduced load operation in any given year) and water that are consistent with the specifications set forth in Exhibit F, Fuel & Water Specification and shall not have been subject to alteration, abuse or misuse;

         (3) any accidental damage to the Combustion Turbine being repaired consistent with the original equipment manufacturer's reasonable recommendations, and

         (4)      the Buyer, without cost to Seller:

                  (a) providing working access to the non-conforming New Program Parts, Miscellaneous Hardware, Shop Repaired Program Parts or Services including disassembly and reassembly of the Combustion Turbine;

                  (b) providing reasonable access to plant and operating and maintenance data;


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                  (c)      making its Site facilities and Site operators
                           available to assist Seller in the performance of its warranty obligations, to the extent they are reasonably available; and

                  (d) unless otherwise provided as part of a Seller's warranty obligation, hiring Seller to provide TFA Services, Program Parts, Shop Repairs and Miscellaneous Hardware required to disassemble the Combustion Turbine, to repair, and install or replace the Program Parts or Miscellaneous Hardware in the Combustion Turbine after it has been disassembled and to reassemble the Combustion Turbine.

8.6 Exclusivity of Warranties and Remedies. THE WARRANTIES SET FORTH IN THIS ARTICLE ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER STATUTORY, EXPRESS, OR IMPLIED (INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE). The remedies set forth in this Article by correction of non-conformities in the manner and for the period of time provided shall constitute Seller's sole liability and Buyer's exclusive remedies for failure of Seller to meet its warranty obligations whether claims of the Buyer are based in contract, in tort (including negligence and strict liability), or otherwise.

8.7 Relationship to EPC Contract. Seller and Buyer acknowledge and agree that the warranties, remedies and other benefits provided by Seller to Buyer under this Contract are independent of and complimentary to the warranties, remedies and other benefits provided by EPC Contractor to Buyer under the EPC Contract.

ARTICLE 9. INTELLECTUAL PROPERTY

9.1 Patent, Copyright, or Trade Secret Infringement. Seller will, at its own expense, defend or at its option settle any suit or proceeding brought against Buyer in so far as it is based on an allegation that any Program Parts, Miscellaneous Hardware or any of the processes used by Seller used in connection with the Shop Repairs or Services, supplied by Seller hereunder or use thereof for its intended purpose, constitutes an infringement of any United States patent, copyright or trade secret, if Seller is notified promptly in writing and given authority, information and reasonable assistance in a timely manner for the defense of said suit or proceeding. Seller will pay the damages and costs awarded in any such suit or proceeding. Seller will not be responsible for any settlement of such suit or proceeding made without its prior written consent. In case the Program Parts, Miscellaneous Hardware or processes used by Seller in connection with the Shop Repairs or Services supplied by Seller hereunder, as a result of any such suit or proceeding, is held to constitute infringement of any United States patent, copyright or trade secret, or its use by Buyer is enjoined, Seller will, at its option and its own expense, either: (a) procure for Buyer the right to continue using said Program Part, but still satisfy Seller's Workscope Obligations, Miscellaneous Hardware or process, at no additional cost to Buyer; (b) replace it with substantially equivalent noninfringing Program Part, Miscellaneous Hardware or process; or (c) modify it so it becomes noninfringing.


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9.2 Limitation of Intellectual Property Obligations. Seller will have no duty or obligation to Buyer under this Article to the extent that the Program Parts, Miscellaneous Hardware or any of the processes used by Seller in connection with the Shop Repairs or Services supplied by Seller hereunder is (a) supplied according to Buyer's design or instructions wherein compliance therewith has caused Seller to deviate from its normal course of performance; provided that, prior to deviating in such a manner from its normal course of performance, Seller has given Buyer written notice of such deviation and the resulting effect on Seller's obligations hereunder, (b) modified by Buyer or its contractors after delivery, or (c) combined by Buyer or its contractors with items not furnished hereunder or under the EPC Contract and by reason of said design, instruction, modification, or combination a suit is brought against Buyer. In addition, if by reason of such design, instruction, modification or combination, a suit or proceeding is brought against Seller, Buyer shall protect Seller in the same manner and to the same extent that Seller has agreed to protect Buyer under the provisions of Section 9.1 above.

9.3 Exclusivity of Duties and Remedies. THIS ARTICLE IS AN EXCLUSIVE STATEMENT OF ALL THE OBLIGATIONS OF THE PARTIES, RELATING TO PATENTS, COPYRIGHTS OR TRADE SECRETS AND DIRECT OR CONTRIBUTORY INFRINGEMENT THEREOF AND OF ALL THE REMEDIES OF BUYER RELATING TO ANY CLAIMS, SUITS, OR PROCEEDINGS INVOLVING PATENTS, COPYRIGHTS OR TRADE SECRETS. Compliance with this Article as provided herein shall constitute fulfillment of all liabilities of the parties under the Contract with respect to patents, copyrights or trade secrets.

ARTICLE 10. COMPLIANCE WITH LAWS

10.1 Generally. Subject to the provisions of Section 10.2, Seller shall at all times comply, and shall assure that the Program Parts, Miscellaneous Hardware, Shop Repairs and Services supplied by Seller, at the time of Delivery or performance comply in all material respects with all Laws applicable to the design, manufacture of the Program Parts and Miscellaneous Hardware, the Shop Repair of Program Parts, and the performance by Seller of its other obligations hereunder.

10.2 Changes in Law, etc. Without limiting Article 8 hereof, in the event that any change in Laws enacted or otherwise approved after the date of this Contract requires or makes necessary any modifications to the Workscope Obligations including a change in Law which necessitates Buyer or Seller to vary from the instruction manuals and operating criteria provided to Buyer by the EPC Contractor or the original equipment manufacturer, Buyer or Seller, as the case may be, shall reasonably promptly notify the other thereof in writing upon its discovery of such change in Laws. If any such modification is required by any changes in Laws, Seller shall make such modification provided such modification is reasonably technically feasible, and if such modification increases Seller's cost of providing the Workscope Obligations, or delays Seller's schedule or affects any other provision of this Contract, the parties shall negotiate in good faith and enter into a Change Order in accordance with the provisions of
Section 6.2 above (For changes in Law which necessitate Buyer or Seller to vary from the instruction manuals and


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operating criteria provided to Buyer by the EPC Contractor or the original equipment manufacturer, Buyer and Seller shall mutually agree in writing to such variance and shall thereafter comply with such instruction manuals and operating criteria with the variance applied.). Seller shall use reasonable efforts and due diligence to mitigate the effect of any such changes in Laws on the performance of its Workscope Obligations and the cost thereof to Buyer.

ARTICLE 11. INSURANCE

11.1 Seller's Insurance. Without limiting Seller's liability under the Contract, Seller shall self insure or maintain in full force and effect during the term of this Contract with insurance companies authorized to do business in the Commonwealth of Pennsylvania and reasonably satisfactory to Buyer, the insurance described below with coverage at levels normal in the ordinary course of its business, but at levels no less than the minimums indicated, and shall provide to Buyer certificates evidencing such coverages:

                  (a) Commercial general liability insurance, including bodily injury, property damage, owners and contractors protective, products/completed operations, contractual, and personal injury liability, with a combined single limit of $1,000,000 US per occurrence with a $2,000,000 US annual aggregate;

                  (b) Umbrella excess liability coverage providing excess general liability, automobile, liability and employer's liability with a combined single limit of $5,000,000 US;

                  (c) Workers' Compensation insurance with statutory limits, and Employers Liability insurance with limits of not less than $1,000,000 per accident; and

                  (d) Business automobile liability insurance covering owned, non-owned and hired automobiles for a combined single limit of $1,000,000 per occurrence with a $2,000,000 annual aggregate.

11.2 Buyer's Insurance. Without limiting Buyer's liability under this Contract, Buyer shall maintain in full force and effect during the term of this Contract with insurance companies authorized to do business in the Commonwealth of Pennsylvania and reasonably satisfactory to Seller, the insurance described below, with coverage at levels normal in the ordinary course of its business, but at levels no less than the minimums indicated, and shall provide to Seller certificates evidencing such coverages:

                  (a) Property insurance, including boiler and machinery coverage covering all real and personal property of Buyer on a 100% replacement cost basis and business interruption insurance coverage to cover "Gross Earnings," which will include net profit, all fixed expenses and interest, for twelve (12) months;

                  (b) Commercial general liability insurance, including bodily injury, property damage, owners and contractors protective, products/completed operations, contractual,


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         and personal injury liability, with a combined single limit of
         $1,000,000 US per occurrence with a $2,000,000 US annual aggregate;

                  (c) Umbrella excess liability coverage providing excess general liability, automobile, liability and employer's liability with a combined single limit of $5,000,000 US;

                  (d) Workers' Compensation insurance with statutory limits, and Employers Liability insurance with limits of not less than $1,000,000 per accident; and

                  (e) Business automobile liability insurance covering owned, non-owned and hired automobiles for a combined single limit of $1,000,000 per occurrence with a $2,000,000 annual aggregate.

11.3 Policies. Seller agrees to cause the insurance policy specified in Section 11.1(c) above to include a waiver of subrogation rights against Buyer. Buyer agrees to cause the insurance policies specified in Sections 11.2(a) and 11.2(d) to include waivers of subrogation rights against Seller.

11.4 Bearing On Other Contractual Rights and Obligations. The maintenance by Seller and Buyer of the insurance described in this Article shall not relieve Seller or Buyer, as applicable, of any liability or obligation to the other under this Contract including without limitation Articles 9 and 13.


ARTICLE 12. TERMINATION

12.1 Termination for Seller's Inability to Perform. If any proceeding is instituted against Seller seeking to adjudicate Seller as a bankrupt or insolvent, or if Seller makes a general assignment for the benefit of its creditors, or if a receiver is appointed on account of the insolvency of Seller, or if Seller files a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of debts and, in the case of any such proceeding instituted against Seller (but not by Seller) if such proceeding is not dismissed within forty-five
(45) Days of such filing, Buyer may terminate this Contract by written notice to Seller.

12.2 Termination for Seller's Failure to Perform. Buyer may terminate this Contract by written notice to Seller, if Seller fails to perform or observe in any material respect any provision of this Contract and (a) fails to promptly commence to cure and diligently pursue the cure of such failure or (b) fails to remedy any such failure within (i) forty-five (45) Days after Seller receives written notice of such failure, provided that if Seller diligently pursues the cure of such failure in such a manner and within such time to avoid any material adverse effect on the Project or Buyer's rights hereunder or under the Power Purchase Agreement, or if a material adverse effect cannot be avoided, in such a manner and within such time so that the expected effects of such cure are in all respects no more adverse to the Project and Buyer's rights hereunder


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and under the Power Purchase Agreement than the expected effects of terminating this Contract and pursuing any or all other options that may be available to Buyer, such longer period, not to exceed one hundred eighty (180) Days as may be necessary for Seller to cure such failure. In addition, Buyer may terminate this Contract if (i) Buyer terminates the EPC Contract due to the EPC Contractor's default thereunder or due to Buyer's inability to obtain construction financing or environmental operating permits for the Project or (ii) the EPC Contractor terminates the EPC Contract for any reason other than Buyer's default thereunder.

12.3 Buyer's and Seller's Rights and Obligations when Buyer Terminates for Seller's Inability or Failure to Perform. If Buyer elects to terminate this Contract pursuant to Section 12.1 or 12.2, Seller shall be entitled to retain or receive only those amounts paid or payable hereunder at the time of termination for any Workscope Obligations which Seller had manufactured or performed at the time of termination. Upon such a termination, Seller shall stop work on the terminated portion of this Contract and place no further orders or lower tier subcontracts for such terminated portion. Seller shall protect Buyer's property which is in Seller's possession, and shall direct suppliers and subcontractors on orders or subcontracts outstanding to do the same. Upon Buyer's instructions, Seller shall transfer title to and deliver any New Program Parts and Miscellaneous Hardware paid for by Buyer as provided in this Section 12.3, which are in the possession of Seller, its suppliers or subcontractors, at the time of such termination, and shall deliver any of Buyer's property which is in the possession of Seller, its suppliers or subcontractors at the time of such termination. The cost of such delivery will be paid by Seller. No further rights or obligations shall exist between the parties with respect to this Contract except for any accrued claims existing at the time of such notice of termination and those rights that expressly survive, per Section 16.22, Survival.

12.4 Termination for Buyer's Convenience. After completion of the first Major Outage of both Combustion Turbine Generators Buyer may, at its sole option, terminate this Contract in whole or in part, at any time for Buyer's convenience, by written notice to Seller. In addition this Contract will automatically terminate if (i) Buyer terminates the EPC Contract for reasons other than (a) the default of the EPC Contractor and (b) Buyer's inability to obtain construction financing or environmental operating permits for the Project or (ii) the EPC Contractor terminates the EPC Contract for Buyer's default thereunder.

12.5 Buyer's and Seller's Rights and Obligations when Buyer Terminates for its Convenience Upon Buyer's termination pursuant to Section 12.4, Seller shall stop work on the terminated portion of this Contract and place no further orders or lower tier subcontracts for such terminated portion. Seller shall protect Buyer's property which is in Seller's possession, and shall direct suppliers and subcontractors on orders or subcontracts outstanding to do the same. Upon Buyer's instructions, Seller shall transfer title to and deliver any New Program Parts and Miscellaneous Hardware paid for by Buyer as provided in this Section 12.5, which are in the possession of Seller, its suppliers or subcontractors, at the time of such termination, and shall deliver any of Buyer's property which is in the possession of Seller, its suppliers or subcontractors at the time of such termination. Within one (1) month after receipt of such notice of termination, Seller will submit to Buyer in writing its claim for reimbursement of reasonable costs incurred from the termination. Such claim, which may include termination costs, if any, from lower tier


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subcontractors, shall follow the requirements hereinafter set forth. If the parties cannot agree within 45 days after receipt of such notice of termination upon the fair compensation to Seller, Buyer will pay Seller within 60 days after receipt of such notice of termination, without duplication:

         (a) The Fees due and payable for Workscope Obligations already performed by Seller and received by Buyer at the time of which have not previously been paid by Buyer.

         (b) Reasonable state of completion expenses for Program Parts, Miscellaneous Hardware, Shop Repairs and Services performed by Seller at the time of such termination, including reasonable overhead and profit.

         (c) Reasonable expenses actually incurred by Seller and approved in writing by Buyer in settling Seller's terminated orders and subcontracts hereunder and the protection of property in which Buyer has or may have an interest, including reasonable overhead and profit.

         (d) Reasonable expenses of demobilization, equipment storage, transportation, and handling, including reasonable overhead and profit.

Payments under this Section, together with all payments made under this Contract prior to the termination, shall in no event exceed the Contract Price. If there is a dispute as to the reasonableness of expenses listed in items (a) - (d) above such dispute shall be resolved in accordance with Section 16.5.2. Seller shall use reasonable efforts and due diligence to mitigate the effect of any such termination of its Workscope Obligations and the cost thereof to Buyer. No further rights or obligations shall exist between the parties with respect to this Contract except for any accrued claims existing at the time of such notice of termination and those rights that expressly survive, per Section 16.22, Survival.

12.6 Termination by Seller. If, (i) with respect to any invoice delivered pursuant to Section 4.3, Buyer neither makes payment thereon in accordance with
Section 4.4 nor provides a notice of dispute relating thereto in accordance with
Section 4.5, in either case within the twenty-five (25) Day period provided in such Sections, (ii) a proceeding is instituted against Buyer seeking to adjudicate Buyer as a bankrupt or insolvent and such proceeding is not dismissed within forty-five (45) Days of such filing, (iii) Buyer makes a general assignment for the benefit of its creditors, (iv) a receiver is appointed on account of the insolvency of Buyer, or (v) Buyer files a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of debts, then Seller may at its option terminate this Contract by written notice to Buyer; provided that, no such termination notice shall be effective if Buyer pays the amount due within ninety (90) Days of Buyer's receipt of such notice.

12.7 Buyer's and Seller's Rights and Obligations when Seller Terminates. Upon Seller's termination pursuant to Section 12.6, Seller shall stop work on the terminated portion of this


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Contract and place no further orders or lower tier subcontracts for such terminated portion. Seller shall protect Buyer's property which is in Seller's possession, and shall direct suppliers and subcontractors on orders or subcontracts outstanding to do the same. Upon Buyer's instructions, Seller shall transfer title to and deliver any New Program Parts and Miscellaneous Hardware paid for by Buyer as provided in this Section 12.7, which are in the possession of Seller, its suppliers or subcontractors, at the time of such termination, and shall deliver any of Buyer's property which is in the possession of Seller, its suppliers or subcontractors at the time of such termination. Within one (1) month after receipt of such notice of termination, Seller will submit to Buyer in writing its claim for reimbursement of reasonable costs incurred from the termination. Such claim, which may include termination costs, if any, from lower tier subcontractors, shall follow the requirements hereinafter set forth. If the parties cannot agree within 45 days after receipt of such notice of termination upon the fair compensation to Seller, Buyer will pay Seller within 60 days after receipt of such notice of termination, without duplication:

         (a) The Fees due and payable for Workscope Obligations already performed by Seller and received by Buyer at the time of which have not previously been paid by Buyer.

         (b) Reasonable state of completion expenses for Program Parts, Miscellaneous Hardware, Shop Repairs and Services performed by Seller at the time of such termination, including reasonable overhead and profit.

         (c) Reasonable expenses actually incurred by Seller and approved in writing by Buyer in settling Seller's terminated orders and subcontracts hereunder and the protection of property in which Buyer has or may have an interest, including reasonable overhead and profit.

         (d) Reasonable expenses of demobilization, equipment storage, transportation, and handling, including reasonable overhead and profit.


Payments under this Section, together with all payments made under this Contract prior to the termination, shall in no event exceed the Contract Price. If there is a dispute as to the reasonableness of expenses listed in items (a) - (d) above such dispute shall be resolved in accordance with Section 16.5.2. Seller shall use reasonable efforts and due diligence to mitigate the effect of any such termination of its Workscope Obligations and the cost thereof to Buyer. No further rights or obligations shall exist between the parties with respect to this Contract except for any accrued claims existing at the time of such notice of termination and those rights that expressly survive, per Section 16.22, Survival.

12.8 Exclusivity of Rights and Remedies. WITH THE EXCEPTION OF THOSE RIGHTS AND REMEDIES THAT EXPRESSLY SURVIVE PURSUANT TO SECTION 16.22 ,THIS ARTICLE IS AN EXCLUSIVE STATEMENT OF ALL THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES RELATING TO, AND OF ALL THE REMEDIES


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RELATING TO, TERMINATION. Compliance with this Article as provided herein shall constitute fulfillment of all liabilities of the parties under the Contract with respect to termination.


ARTICLE 13. INDEMNIFICATION

13.1 Seller's Indemnity. To the fullest extent permitted by Law, Seller shall defend, indemnify and hold harmless Buyer from and against liability resulting from injury to or death of persons and from damage to or loss of third party property, caused by or arising in whole or in part out of, but only to the extent of the negligent acts or omissions of Seller while performing Services at the Site. Seller's indemnity obligation under this Section 13.1 shall not apply to any liabilities arising out of or relating to events or circumstances occurring more than one (1) year after end of the Term of the Contract.

13.2 Buyer's Indemnity. To the fullest extent permitted by Law, Buyer shall defend, indemnify and hold harmless Seller from and against liability resulting from injury to or death of persons and from damage to or loss of third party property, caused by or arising in whole or in part out of, but only to the extent of the negligent acts or omissions of Buyer while performing its obligations under the Contract or while otherwise operating and maintaining the Project. Buyer's indemnity obligation under this Section 13.2 shall not apply to any liabilities arising out of or relating to events or circumstances occurring more than one (1) year after end of the Term of the Contract.

ARTICLE 14. LIMITATION OF LIABILITY

14.1 No Consequential Damages. EACH PARTY AGREES THAT, EXCEPT TO THE EXTENT LIQUIDATED DAMAGES PROVIDED HEREIN ARE SO CONSIDERED, NEITHER SELLER, NOR ITS SUPPLIERS, NOR BUYER WILL UNDER ANY CIRCUMSTANCES BE LIABLE UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR OTHERWISE, FOR: ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE WHATSOEVER; DAMAGE TO OR LOSS OF PROPERTY OR EQUIPMENT; LOSS OF PROFITS OR REVENUE; LOSS OF USE OF MATERIAL, EQUIPMENT OR POWER SYSTEM; INCREASED COSTS OF ANY KIND, INCLUDING BUT NOT LIMITED TO CAPITAL COST, FUEL COST AND COST OF PURCHASED OR REPLACEMENT POWER; OR CLAIMS OF CUSTOMERS OF BUYER.

14.2 Exclusive Remedy and Cap on Liability. BUYER EXPRESSLY AGREES THAT THE REMEDIES PROVIDED HEREIN ARE EXCLUSIVE AND THAT UNDER NO CIRCUMSTANCES SHALL THE TOTAL AGGREGATE LIABILITY OF SELLER ARISING OUT OF ALL OBLIGATIONS HEREUNDER, WITH THE EXCEPTION OF SELLER'S OBLIGATIONS UNDER SECTION 9.1, 13.1, 16.2.5 AND 16.23, DURING A GIVEN YEAR UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR OTHERWISE, EXCEED ONE HUNDRED PERCENT (100%) OF THE TOTAL PRICE PAYABLE TO SELLER FOR THAT GIVEN YEAR UNDER THIS CONTRACT. BUYER FURTHER EXPRESSLY AGREES THAT UNDER NO CIRCUMSTANCES SHALL THE TOTAL AGGREGATE LIABILITY OF SELLER FOR LIQUIDATED DAMAGES UNDER SECTION 8.4 DURING A GIVEN YEAR UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR


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OTHERWISE, EXCEED TWENTY PERCENT (20%) OF THE TOTAL PRICE PAYABLE TO SELLER FOR
THAT GIVEN YEAR UNDER THIS CONTRACT. BUYER FURTHER EXPRESSLY AGREES THAT UNDER NO CIRCUMSTANCES SHALL THE TOTAL AGGREGATE LIABILITY OF SELLER ARISING OUT OF ALL OBLIGATIONS HEREUNDER, WITH THE EXCEPTION OF SELLER'S OBLIGATIONS UNDER SECTIONS 9.1, 13.1, 16.2.5 AND 16.23, UNDER ANY THEORY OF RECOVERY, WHETHER BASED IN CONTRACT, IN TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), UNDER WARRANTY, OR OTHERWISE, EXCEED FIFTY PERCENT (50%) OF THE TOTAL PRICE PAYABLETO SELLER UNDER THIS CONTRACT.

14.3 Extent of Waivers. THE WAIVERS AND DISCLAIMERS OF LIABILITY, RELEASES FROM LIABILITY, AND LIMITATIONS ON LIABILITY EXPRESSED IN THIS ARTICLE SHALL EXTEND TO THE PARTNERS, PRINCIPALS, SHAREHOLDERS,

DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF SELLER AND ITS AFFILIATES OR SUCCESSORS.

14.4 Extent of Conflicts. THE PROVISIONS OF THIS ARTICLE SHALL PREVAIL OVER ANY CONFLICTING OR INCONSISTENT PROVISIONS SET FORTH ELSEWHERE IN THIS CONTRACT.

ARTICLE 15. FORCE MAJEURE

15.1 Excuse by Force Majeure. Neither party will be liable for failure to perform any obligation or delay in performance, excluding payment, to the extent such failure or delay is caused by any act or event beyond the reasonable control of the affected party or Seller's Suppliers; provided such act or event is not the fault or the result of negligence of the affected party and such party has been unable by exercise of reasonable diligence to overcome or mitigate the effects of such act or event ("Force Majeure"). Force Majeure includes, without limitation, any act of God; act of civil or military authority; act of war whether declared or undeclared; act (including delay, failure to act, or priority) of any governmental authority; civil disturbance; insurrection or riot; sabotage; fire; inclement weather conditions; earthquake; flood; strikes, work stoppages or other labor difficulties of a regional or national character which are not limited to only the employees of Seller or its subcontractors or suppliers and which are not due to the breach of an applicable labor contract by the party claiming Force Majeure; embargo; fuel or energy shortage; delay or accident in shipping or transportation to the extent attributable to another Force Majeure; changes in Laws which substantially prevents a party from complying with its obligations in conformity with its requirements under this Contract or failure or delay beyond its reasonable control in obtaining necessary manufacturing facilities, labor, or materials


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from usual sources to the extent attributable to another Force Majeure; or
failure of any principal contractor to provide equipment to the extent attributable to another Force Majeure. Force Majeure shall not include: (1) economic hardship, (2) changes in market conditions, or (3) except due to an event of Force Majeure, late delivery of Program Parts or Other Equipment.

15.2 Effect of Force Majeure. In the event of a delay in performance excusable under this Article, the date of Delivery or time for performance of the work will be extended by a period of time reasonably necessary to overcome the effect of such Force Majeure and if the Force Majeure lasts for a period longer than thirty (30) days and such delay directly increases Seller's costs or expenses, Buyer, after reviewing Seller's additional direct costs and expenses, will reimburse Seller for its reasonable additional direct costs and expenses incurred after thirty (30) days from the beginning of the Force Majeure resulting from said delay. Buyer's may, as part of its review, audit Seller's additional direct costs and expenses; provided such audit is conducted by Seller's independent accounting firm used for Corporate Accounts and is done without unreasonably disrupting Seller's normal business operations.

ARTICLE 16. MISCELLANEOUS

16.1 Cooperation In Financing. Subject to the obligations specified below in
Section 16.2, Seller shall furnish to Purchaser such information, consents, certifications, opinions of counsel and other documents or assistance as may reasonably be requested by the parties providing financing to the Project.

16.2 Proprietary Information.

16.2.1 Proprietary Interest. Seller may have a proprietary interest in information that may be furnished pursuant to the Contract including Seller's proposal and the Contract itself ("information which Seller may have a proprietary interest in" includes any information which provides Seller a competitive advantage in the marketplace in the field of design, engineering, manufacturing, operation, maintenance, procurement and construction of power generation, transmission and distribution facilities.). Buyer will keep in confidence and will not disclose any such information which is specifically designated as being proprietary to Seller in writing, or if given orally and designated as proprietary at such time, reduced to writing within a reasonable amount of time thereafter, without the prior written permission of Seller or use any such information for other than the purpose for which it is supplied. The provisions of this paragraph shall not apply to information, notwithstanding any confidential designation thereof, which is known to Buyer without any restriction as to disclosure or use at the time it is furnished, which is or becomes generally available to the public without breach of any agreement, or which is received from a third party without limitation or restriction on said third party or Buyer at the time of disclosure, or which is developed independently by Buyer. Notwithstanding the foregoing, Buyer may disclose information which it receives from Seller, which Seller has a proprietary interest in, to the (i) entities providing construction or term financing, including an independent engineering firm acting on behalf of such entities (the "Independent Engineer"); provided such entities are not in competition with Seller in Seller's power generation, distribution and transmission business,
(ii) to GPU, or (iii) any of Buyer's Affiliates; provided


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such entities or GPU have entered into a confidentiality agreement with Buyer that is reasonably acceptable to Seller.

Notwithstanding any other provision of this Section 16.2.1, (a) Buyer shall be permitted to summarize the material terms and conditions of this Contract for purposes of including such summary in any offering statements or similar disclosure documents relating to the financing of the Facility ( "Offering Statements"), which will be provided to credit rating agencies ("Rating Agency") that may provide a rating for such debt and to prospective purchasers of such debt ("Offerees") and (b) the Independent Engineer may utilize certain information relating to the Project in a report ("Report") which will be included in such Offering Statement; provided, however, that prior to the distribution of the summary referred to in clause (a) above and the Report referred to in clause (b) above to any Rating Agency or Offerees, Buyers shall provide Seller a copy thereof and Seller have a reasonable period of time to review and provide comments thereon to Buyer in the case of the summary and Buyer and the Independent Engineer in the case of the Report. Buyer shall give due consideration to such comments in finalizing the summary and shall cause the Independent Engineer to give due consideration to such comments in finalizing the Report, in both cases in light of Seller's interest in protecting its proprietary information and in light of Buyer's and the Independent Engineer's disclosure obligations under applicable securities laws and Buyer shall use its best efforts to prevent inclusion of the pricing and any individual parts life provisions of this Contract in any such summary or Report. The parties shall attempt in good faith to resolve any disagreement concerning information to be included in such summary and Report. No Offeree shall be given a copy of this Contract but an Offeree may inspect a copy of this Contract at the offices of Owner or its designee provided that such Offeree has entered into an appropriate confidentiality agreement and such Offeree is not in competition with Seller in Seller's power generation, distribution and transmission business.

16.2.2 Indemnity. Buyer shall indemnify and hold Seller harmless for any direct liability suffered by Seller as a result of Buyer's disclosure to third parties or Buyer's improper use of the proprietary information.

16.2.3 Disclosure Pursuant to Government Mandate. When required by appropriate governmental authority, including governmental regulations, applicable law or regulation, by order of a court of competent jurisdiction or lawful subpoena (hereinafter collectively referred to as "Governmental Authority"), Buyer may disclose such proprietary information to such Governmental Authority; provided, however, that prior to making any such disclosure, Buyer will: (a) provide Seller with timely advance written notice of the proprietary information requested by such Governmental Authority and Buyer's intent to so disclose; (b) minimize the amount of proprietary information to be provided consonant with the interests of Seller and its Suppliers and the requirements of the Governmental Authority involved; and (c) make every reasonable effort (which shall include participation by Seller in discussions with the Governmental Authority involved but shall not include Buyer incurring costs or expenses unless requested by the Seller pursuant to the next sentence) to secure confidential treatment and minimization of the proprietary information to be provided. In the event that efforts to secure confidential treatment are unsuccessful, Seller shall have the prior right to revise such


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information to minimize the disclosure of such information in a manner consonant with its interests and the requirements of the Governmental Authority involved.

16.2.4 Proprietary Interest. Buyer may have a proprietary interest in information that may be furnished pursuant to the Contract including the Contract itself ("information which Buyer may have a proprietary interest in" includes any information which provides Buyer a competitive advantage in the marketplace in the field of development and ownership of power generation, transmission and distribution facilities.). Seller will keep in confidence and will not disclose any such information which is specifically designated as being proprietary to Buyer without the prior written permission of Buyer or use any such information for other than the purpose for which it is supplied. The provisions of this paragraph shall not apply to information, notwithstanding any confidential designation thereof, which is known to Seller without any restriction as to disclosure or use at the time it is furnished, which is or becomes generally available to the public without breach of any agreement, or which is received from a third party without limitation or restriction on said third party or Seller at the time of disclosure, or which is developed independently by Seller. Notwithstanding the foregoing, Seller may disclose information which it receives from Buyer, which Buyer has a proprietary interest in, to any of Seller's Affiliates; provided such entities have entered into a confidentiality agreement with Seller that is reasonably acceptable to Buyer.

16.2.5 Indemnity. Seller shall indemnify and hold Buyer harmless for any liability suffered by Buyer as a result of Seller's disclosure to third parties or improper use of the proprietary information.

16.2.6 Disclosure Pursuant to Government Mandate. When required by appropriate governmental authority, including governmental regulations, applicable law or regulation, by order of a court of competent jurisdiction or lawful subpoena (hereinafter collectively referred to as "Governmental Authority"), Seller may disclose such proprietary information to such Governmental Authority; provided, however, that prior to making any such disclosure, Seller will: (a) provide Buyer with timely advance written notice of the proprietary information requested by such Governmental Authority and Seller's intent to so disclose; (b) minimize the amount of proprietary information to be provided consonant with the interests of Buyer and the requirements of the Governmental Authority involved; and (c) make every reasonable effort (which shall include participation by Buyer in discussions with the Governmental Authority involved but shall not include Seller incurring costs or expenses unless requested by the Buyer pursuant to the next sentence) to secure confidential treatment and minimization of the proprietary information to be provided. In the event that efforts to secure confidential treatment are unsuccessful, Buyer shall have the prior right to revise such information to minimize the disclosure of such information in a manner consonant with its interests and the requirements of the Governmental Authority involved.

16.3 Subcontractors. Seller shall have the right to have individual items of the Program Parts or Miscellaneous Hardware supplied to it or Services performed by subcontractors or subvendors, provided that no such subcontractor or subvendor is intended to be or shall be deemed a third-party beneficiary of this Contract. Notwithstanding the foregoing, no


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arrangements between Seller and any subcontractor or subvendor shall create any contractual relationship between any subcontractor or vendor and Buyer or relieve Seller from any of its obligations hereunder. Seller shall be solely responsible for the engagement and management of subcontractors and subvendors in the performance of work, for all work performed and items provided by subcontractors and vendors and for all acts and omissions of subcontractors and vendors. For work performed at the Site, if Buyer requests an employee, subcontractor or subvendor be removed for cause and demonstrates reasonable grounds for such request, Seller shall remove such employee, subcontractor or subvendor and shall not allow such person or entity to participate further in the performance of Services under this Contract.

16.4 Third Parties. Except as otherwise expressly provided in this Contract, nothing in this Contract shall be construed to create any duty to, standard of care with respect to or any liability to any person who is not a party to this Contract.

16.5 Dispute Resolution.

16.5.1 Formal Dispute Resolution Process In the event a dispute arises between Seller and Buyer regarding the application or interpretation of any provision of this Contract, the aggrieved party shall promptly notify the other party and the Parties shall negotiate in good faith and attempt to resolve such dispute. If the parties shall have failed to resolve the dispute within thirty (30) Days after delivery of such notice, each party shall have the right to require, by written notice to the other party containing a brief description of the dispute, that each party nominate and have a senior officer of its management meet with the other party's nominated senior officer at the Site, or at any other mutually agreed to location, within fifteen (15) Days of such request, in order to attempt to resolve the dispute. Should the Parties be unable to resolve the dispute to their mutual satisfaction within fifteen (15) days after such meeting, each party shall have the right to pursue any and all remedies available to it at law or in equity.

16.5.2 Independent Expert Dispute Resolution Process If any dispute hereunder involves technical issues, either party could request that such matter be referred to a mutually acceptable independent expert for resolution in an expedited manner pursuant to procedures and timing to be mutually agreed upon by the Parties; provided, that if the other party does not agree to such request or the Parties are unable to reach an agreement on such independent expert or such governing procedures (in each case in the sole discretion of each party) in any case within thirty (30) Days after the initial request, then either party may require that the dispute be submitted to resolution pursuant to Section 16.5.1. The findings of any such mutually acceptable independent expert with respect to any technical issues so presented to it for resolution hereunder shall be binding upon the Parties.

16.5.3 Performance During Dispute During the pendency of a dispute, neither party shall be entitled to terminate or suspend its performance under this Contract as a result of any such dispute or dispute resolution proceedings.

16.6 Assignment and Delegation. Except as is otherwise set forth in this paragraph, this Contract will not be assigned by either party without the prior written consent of the other party,


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which consent will not be unreasonably withheld. Any purported assignment without such prior written consent shall be null and void. Seller may assign this Contract without prior written consent, in whole or in part, to its parent, an affiliate or a wholly owned subsidiary or successors thereof, provided such assignee's financial and technical capabilities are either greater or substantially similar to Seller's at such time or are otherwise such that the assignment could not reasonably be expected to have a material adverse effect on Buyer's rights and obligations hereunder. Buyer may assign the Contract without prior written consent to (i) entities providing construction or term financing for the Project as security for such entities' loans and (ii) any transferee of the Project or a substantial portion thereof, provided that such assignee has financial and operational capabilities that either are substantially similar to Buyer at such time or otherwise are such that the assignment could not reasonably be expected to have a material adverse effect on Seller's rights and obligations.

16.7 Severability. The invalidity of one or more phrases, sentences, clauses, Sections or Articles contained in this Contract shall not affect the validity of the remaining portions of the Contract so long as the material purposes of this Contract can be determined and effectuated.

16.8 Amendments. No change, amendment or modification of this Contract shall be valid or binding upon the parties hereto unless such change, amendment or modification shall be in writing and duly executed by both parties hereto.

16.9 Joint Effort. Preparation of this Contract has been a joint effort of the parties and the resulting document shall not be construed more severely against one of the parties than against the other.

16.10 Captions. The captions contained in this Contract are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Contract or the intent of any provision contained herein.

16.11 Non-Waiver. Any failure of any party to enforce any of the provisions of this Contract or to require compliance with any of its terms at any time during the pendency of this Contract shall in no way affect the validity of this Contract, or any part hereof, and shall not be deemed a waiver of the right of such party thereafter to enforce any and each such provision.

16.12 Applicable Law. This Contract shall be governed by, construed and enforced in accordance with the laws of the State of New York, exclusive of conflicts or choice of law provisions or the United Nations Convention on Contracts for the Sale of Goods.

16.13 Successors and Assigns. This Contract shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

16.14 Counterparts. This Contract may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by both parties.


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16.15 Notices. Any written notice, direction, instruction, request, or other communication required or permitted under this Contract, including payment invoices from Seller to Buyer, shall be deemed to have been duly given on the date of receipt, and shall be either served personally, or mailed to the party to whom notice is to be given, by first class registered or certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address stated opposite its name below, or at the most recent address specified by written notice given to the other party in the manner provided in this Section l6.15.


         BUYER:   AES Ironwood, Inc.
                  829 Cumberland Street
                  Lebanon, PA  17042
                  Attention:       Plant Manager
                  Tel:             (717) 228-1328
                  Fax:             (717) 228-1271

         SELLER:  Siemens Westinghouse Power Corporation
                  4400 North Alafaya Trail MC-560
                  Orlando, FL  32826-2399
                  Attention:       Manager Longterm Programs
                  Telephone:       (407) 281-2830
                  Fax:             (407) 281-5645

16.16 Complete Contract. This Contract, including all Exhibits attached hereto, constitutes the complete agreement between the parties as of the date of the Contract, and supersedes any and all agreements made or dated prior thereto.

16.17 Site Access. Seller's personnel performing Services at the Site shall comply with Buyer's Site safety and security measures at the Site.

16.18 Permits and Licenses. Buyer shall be responsible for obtaining all necessary approvals, permits and licenses for the Project from governmental agencies having jurisdiction including any import and export licenses. Notwithstanding any other provision herein, the obligation of Buyer to pay for Program Parts, Miscellaneous Hardware, Shop Repairs or Services as set forth in this Contract shall not be affected by any delay or failure to secure or renew, or by the cancellation of, any such necessary approvals, permits or licenses.

16.19 Special Packing. Seller will pack for standard shipment via truck or rail transportation. When this packing will not meet Buyer's requirements covering preparation of Program Parts or Miscellaneous Hardware for special shipments, Buyer shall notify Seller thereof. The charge made for such special packing will be based on its cost to Seller and will be shown as a separate item on the invoice.

16.20 Return of Program Parts or Miscellaneous Hardware. Program Parts or Miscellaneous Hardware must be returned with complete identification in accordance with instructions

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furnished by Seller. In no event will Seller be responsible for Program Parts or
Miscellaneous Hardware returned without proper authorization and identification.

16.21 Transfer. Prior to the transfer to another party of any Program Parts and Miscellaneous Hardware or the transfer of any interest in said Program Parts and Miscellaneous Hardware or Buyer's power generation facility in which said Program Parts and Miscellaneous Hardware are installed, Buyer shall obtain for Seller from the transferee of limitation of and protection against liability following the proposed transfer at least equivalent to that afforded Seller and its suppliers under the Contract. Transfer contrary to the provisions of this Section shall make Buyer the indemnitor of Seller and its suppliers against any liabilities incurred by Seller and its suppliers in excess of those that would have been incurred had no such transfer taken place

16.22 Survival. The provisions of Articles 9, 13, and 14, and Sections 16.2 and
16.21 of this Contract shall survive the expiration or other termination of the Contract.

16.23 Environmental Compliance. Buyer recognizes that the performance of Service at the Site may involve the generation of Hazardous Waste.

         Buyer shall at its expense furnish Seller with containers for Hazardous Wastes and shall designate a waste storage facility at the Site where such containers are to be placed by Seller. Seller shall, or shall cause its contractors or subcontractors to, place any Hazardous Wastes that it, its contractors or subcontractors generate, as a result of their work at the Site, into such containers and shall place such containers in the waste storage facility at the Site designated by Buyer.
Buyer shall handle, store and dispose of Hazardous Waste in accordance with all Laws.

         Seller shall indemnify Buyer from any fines, penalties, expense, loss or liability (including the costs of clean-up) incurred by Buyer as a result of
(a) Seller's failure to meet its obligations under the preceding paragraph or
(b) any spills of Hazardous Waste or oil, petroleum or petroleum products to the environment which are attributable to and occur during Seller's performance (or the performance of its contractors or subcontractors) of the Workscope Obligations at the Site under this Contract. Seller shall have no responsibility or liability, under this paragraph, with regard to any Hazardous Waste which was pre-existing at the Site, including Hazardous Waste that is on the Site prior to Seller's performance of the Workscope Obligations at the Site during each successive maintenance period so long as such Hazardous Waste was not due to a previous spill of such Hazardous Waste by Seller, its contractors or subcontractors, or was not previously generated by Seller, its contractors or subcontractors, and with respect to which Seller is in breach of the preceding paragraph. For the purposes of this Section 16.23, "spill" is defined to include any leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Waste or oil, petroleum, or petroleum products into the environment, but shall not include a lawful release of air emissions or a permitted discharge to surface water or groundwater, nor shall it include de minimus losses of oil, petroleum, or petroleum products from vehicles, machinery or equipment brought onto the Site by Seller or its subcontractors or subvendors in connection with the performance of Workscope Obligations at the Site.


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         Buyer shall indemnify Seller from any fines, penalties, expense, loss or liability incurred by Seller as a result of Buyer's failure to meet its obligations under the second paragraph of this Section. Buyer shall have no responsibility or liability, under this paragraph, with regard to any Hazardous Waste or oil, petroleum or petroleum products which were spilled by Seller, or any other of its contractors or subcontractors performing Workscope Obligations at the Site.

         Seller shall at its expense furnish or cause its contractors or subcontractors to furnish to Buyer MSDS sheets or other such informative document required by Law to accompany any hazardous materials brought onto the Site by Seller to perform Workscope Obligations at the Site as such term is defined in the Laws applicable to the Site, and the rules or regulations issued thereunder as are now in effect or hereafter amended from time to time (such hazardous materials being herein referred to as "Hazardous Materials"). Seller shall bring onto the Site only those amounts and types of Hazardous Materials needed to perform its Services and shall make all reasonable efforts to minimize such amounts and types of Hazardous Materials brought onto the Site.

16.24 Liquidated Damages Not Penalty. The parties acknowledge and agree that it would be difficult or impossible to determine with absolute precision the amount of damages that would or might be incurred by Buyer as a result of Seller's failure to perform those matters hereunder for which liquidated damages are provided. The parties agree that the amounts of liquidated damages provided under this Contract are in lieu of actual damages and are the parties' reasonable estimates of fair compensation for the losses that may reasonably be anticipated from such failures in respect of such matters, and do not constitute a penalty. Liquidated damages are limited to those outlined in Section 8.4."

16.25 Project Conformance. Seller represents to Buyer that, Seller will be able to perform its Workscope Obligations in accordance with the design configuration set forth in the EPC Contract without the need for any Change Order or adjustment of the price, performance, schedule or other provisions of the Contract with respect to such design configuration, and under such circumstances, Seller will not be entitled to raise the design configuration of the Project as a defense to its failure to perform hereunder.

16.26 501G Fleetwide Issue Notification. During the Term of this Agreement, if Seller becomes aware of a fleetwide issue involving the Siemens Westinghouse 501G Combustion Turbine which may have a deleterious affect on Buyer's Combustion Turbines, Seller shall, within a reasonable time of becoming aware of such fleetwide issue, notify Buyer thereof, and if such fleetwide issue requires an additional repair or replacement of a Program Part or Miscellaneous Hardware to be performed, such additional repair or replacement shall be performed in accordance with Section 8.1 if the issue is covered under the New Program Parts and Miscellaneous Hardware Warranty specified therein and or in accordance with Sections 3.3, 3.4, 5.2 and 5.3, as applicable, if the issue is not covered by the New Program Parts and Miscellaneous Hardware Warranty specified in Section 8.1.

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NOW, THEREFORE, the parties hereto have entered into this Contract as of the date first appearing above.



SELLER                                         BUYER

SIEMENS WESTINGHOUSE POWER CORPORATION.        AES IRONWOOD, INC.

By: /s/ John L. Gibson                         By: /s/ Patricia L. Rollin
   -----------------------------------            -----------------------------
   Name: John L. Gibson                           Name: Patricia L. Rollin

   Title: New Generation Sales Manager            Its: AES Ironwood, Inc.






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                                    EXHIBIT A

                            SCOPE OF WORK DESCRIPTION

1.0 SCOPE DOCUMENTS

         1.1 Scope Documents. This Scope of Work Description consists of this general description and the following addenda which are specifically made a part hereof by reference:

            Addendum 1     -     Scheduled Outage TFA Services Description
            Addendum 2     -     Scheduled Outage Division of Responsibilities
            Addendum 3     -     Program Engineer Responsibilities

         1.2 Conflicting Provisions. In the event of any conflict between this document and any addendum hereto, the terms and provisions of this document, as amended from time to time, shall control. In the event of any conflict among the addenda, the following order of precedence shall govern: Addendum 1, 2 and 3. Subject to the foregoing, the several instruments forming part of this Scope of Work Description are to be taken as mutually explanatory of one and another and in the case of ambiguities or discrepancies within or between such parts shall be explained and adjusted by the mutual agreement of the Parties.

2.0 SELLER'S OBLIGATIONS

         2.1 New Program Part(s). During the Term, Seller shall, per the Scheduled Outage plan jointly developed and revised in accordance with Section
4.2 of this Exhibit A, Scope of Work Description, deliver the type and quantity of New Program Parts specified in Exhibit C, Program Parts Supplied and Repaired Schedule, for installation during the applicable Scheduled Outage prior to such applicable Scheduled Outage; provided however, that under no circumstances shall the Seller be obligated to deliver a New Program Part earlier than 52 weeks from the date Seller receives written notice from Buyer, either through revision of the Scheduled Outage plan or through a Change Order, of the need of such New Program Part.

         2.2 Shop Repair(s) of Program Parts. During the Term, Seller shall, per the Scheduled Outage plan jointly developed and revised in accordance with
Section 4.2 of this Exhibit A, Scope of Work Description, perform Shop Repair on the number and quantity of Program Parts specified in Exhibit C, Program Parts Supplied and Repaired Schedule, for Shop Repair following the applicable Scheduled Outage upon receipt from Buyer of such Program Parts at Seller's designated repair facility; provided such Program Parts are capable of being repaired. The degree of repair-ability and the actual parts life associated with any Program Part shall be determined by Seller and communicated to Buyer.

         2.3 Miscellaneous Hardware. During the Term, Seller shall, per the Scheduled Outage plan jointly developed and revised in accordance with Section
4.2 of this Exhibit A, Scope of Work Description, deliver the type and quantity of Miscellaneous Hardware specified in the plan for use during the applicable Scheduled


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Outage prior to such applicable Scheduled Outage; provided however, that under no circumstances shall the Seller be obligated to deliver an item of Miscellaneous Hardware earlier than 52 weeks from the date Seller receives written notice from Buyer, either through revision of the Scheduled Outage plan or through a Change Order, of the need of such Miscellaneous Hardware.

         2.4 Scheduled Outages. During the Term, Seller shall, per the Scheduled Outage plan jointly developed and revised in accordance with Section 4.2 of this Exhibit A, Scope of Work Description, provide technical field assistance (TFA engineering) to complete tasks specified in Addendum 1 hereto for the applicable Scheduled Outage. Furthermore, as part of such Scheduled Outage TFA Services, Seller is responsible for those responsibilities listed Addendum 2 which have an "X" in the Seller column. TFA Services are being provided on the assumption that Buyer's Scheduled Outage maintenance personnel can complete the tasks specified in Addendum 1 hereto for the applicable Scheduled Outage with technical field assistance from the TFA engineers within 5 days for combustor type outages, 10 days for hot path type outages and 21 days for major outages. If the maintenance personnel cannot complete the Scheduled Outages within the above specified times any additional time over and above the specified times incurred by the TFA engineers shall be billed on a time and material basis in accordance with Seller's Pricing Policy 1719.

         2.5 Combustion Turbine Maintenance Program Management. Seller shall provide the services of a maintenance program engineer to manage the Combustion Turbine maintenance program, in accordance with Addendum 3 hereto, throughout the Term of this Contract. The engineer shall attend and participate in reviews at the Site at least twice per interval between Scheduled Outages.

         2.6 Hazardous Materials. The Seller will provide the Buyer with Material Safety Data Sheets, (MSDS) for all hazardous materials the Seller intends to bring/use on site, to complete its Scheduled Outage TFA Services, 30 days prior to its arrival to the site for a given Scheduled Outage. If Buyer objects to any of the proposed hazardous materials and a reasonable commercial alternative hazardous or non-hazardous material is available, both the Buyer and Seller will agree on the acceptable alternative.


3.0 BUYER'S OBLIGATIONS

         3.1 Storage. Buyer will store and maintain the parts, including any Program Parts and Miscellaneous Hardware, materials, tools and bolting kits at the Site in accordance with the original equipment manufacturer's or Seller's written instructions, depending on who is the supplier thereof.

         3.2 Project Operation. Buyer will maintain and operate the Combustion Turbine consistently with the warranty conditions stated in Section 8.5, Warranty, of the Contract.

         3.3 Training. Buyer will ensure that its operator and maintenance personnel are properly trained in the correct operation and maintenance of the Project including the control


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system. Personnel fully trained pursuant to the terms of the EPC Contract or by the EPC Contractor are deemed for the purpose of operating the Project hereunder to be properly trained.

         3.4 Scheduled Outages. Buyer will provide indoor work space for the Scheduled Outage TFA Services personnel, including the outage manager, outage engineer and Combustion Turbine technicians. Additionally, Buyer will provide the resources listed in Addendum 2 which have an "X" in the Buyer column.

         3.5 Transportation. Buyer will transport Program Parts in need of Shop Repair from the Site to Seller's designated repair facility in accordance with
Section 7.2 of the Contract.

         3.6 Operating Data. At the end of each month Buyer will provide to Seller the number of Equivalent Starts and EBHs incurred by each Combustion Turbine during that month.

4.0 JOINT OBLIGATIONS

         4.1 Deviations to Scope. Either party shall inform the other of any unexpected findings or any deviations from the Scheduled Outage plan and Seller and Buyer shall jointly modify, pursuant to a Change Order, the scope of the Workscope Obligations related to the affected Scheduled Outage.

         4.2 Outage Schedule. Buyer and Seller shall jointly develop the Scheduled Outage plan and shall jointly revise such plan during each interval between Scheduled Outages, if necessary, in all cases, to ensure that such Scheduled Outage plan is consistent with the terms of the Power Purchase Agreement. The projected Scheduled Outage plan is contained in Exhibit C, Program Parts Supplied and Repaired Schedule. Should this plan be revised changing the number of Program Parts or Shop Repairs to be provided or the Scheduled Outages to be performed such shall constitute a Change in scope and entitle Seller to Change Order pursuant to Section 6.4, Changes in Operating Parameters. Buyer will schedule the actual Combuster Scheduled Outages, Hot Gas path Scheduled Outages and Major Scheduled Outages for the Combustion Turbine at no longer than the applicable interval indicated in Exhibit D, Current Service Bulletin 36803, except for reasonable deviations from the specified interval with prior written consent of Seller. If such approved reasonable deviation increases Seller's cost of providing the Workscope Obligations, or affects any other provision of this Contract Seller will be entitled to a Change Order to address such increase in costs and/or affects.


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                                   Addendum 1
                    Scheduled Outage TFA Services Description

Seller shall provide TFA Services to support the following tasks during the applicable Scheduled Outage:

                              Combustor Inspection

(W-501-G)

Inlet Section
Disassembly

      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].


Compressor Combustor Turbine Section
Disassembly

      o [*].


      o [*].


      o [*].


Inspection


      o [*].


      o [*].


      o [*].


      o [*].


        Assembly


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CONTRACT


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Exhaust Section
Inspection

      o [*].


      o [*].



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                              TFA SERVICES CONTRACT

                             Hot Gas Path Inspection

(W-501-G)


Inlet Section
Disassembly


      o [*].


Inspection


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].



Compressor Combustor Turbine Section
Disassembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].



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CONTRACT

Assembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].



Exhaust Section
Inspection

      o [*].



Proprietary Informatlon                 7                  AES Ironwood Project
September 23, 1993                                     Maintenance Contract.doc

MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES
CONTRACT

                                  Major C.T. Inspection

(W-501-G)

Inlet Section
Disassembly

      o [*].


      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].


      o [*].


      o [*].


      o [*].


Compressor Section
Disassembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Inspection

      o [*].


Assembly

      o [*].


      o [*].


      o [*].


      o [*].



Proprietary Informatlom                8                 AES Ironwood Project
September 23, 3993                                   Maintenance Contract.doc

MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES
CONTRACT

Compressor Combustor Turbine Section
Disassembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].



Proprietary Informatlom                9                 AES Ironwood Project
September 23, 3993                                   Maintenance Contract.doc

MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES
CONTRACT

Torque Tube Seal Housing
Disassembly

      o [*].


      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].


      o [*].


      o [*].


Exhaust Section
Disassembly

      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


Assembly

      o [*].


      o [*].


      o [*].



Proprietary Informatlom                10                  AES Ironwood Project
September 23, 3993                                     Maintenance Contract.doc

MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES
CONTRACT

Rotor
Disassembly

      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].


      o [*].


      o [*].



Proprietary Informatlom                11                AES Ironwood Project
September 23, 3993                                   Maintenance Contract.doc

MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES
CONTRACT

Hydrogen Cooled C.T. Generator Inspection

Disassembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Inspection

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


Assembly

      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].


      o [*].



Proprietary Informatlom                12                AES Ironwood Project
September 23, 3993                                   Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


                                   Addendum 2
                  SCHEDULED OUTAGE DIVISION OF RESPONSIBILITIES

The following list specifies the key resources necessary to perform the Scheduled Outages and assigns responsibility for their supply, either to Seller or Buyer.

Outage Responsibility Checklist

                                                                                Seller         Buyer

A.       PERSONNEL
         1.       Maintenance Program Engineer (Orlando)                          X
         2.       On-Site Technical Advisors                                      X
         3.       C.T. Outage Manager                                                            X
         4.       Engineers                                                                      X
         5.       Technicians                                                                    X
         6.       Non-Destructive Testing Technicians                                            X
         7.       Project Administrator                                                          X
         8.       Specialists and Support Personnel                                              X
         9.       Plant Personnel                                                                X
         10.      Crane Operators                                                                X
         11.      Plant Manager                                                                  X

B.       TOOLS AND EQUIPMENT
         1.       Maintenance Tool Set                                                           X
         2.       Welding Machines                                                               X
         3.       Mobile Crane (as required)                                                     X
         4.       Special Tools (supplied with T-G)                                              X
         5.       Material Storage                                                               X
         6.       Consumables                                                                    X
         7.       Applicable Program Parts and                                    X
                  Miscellaneous Hardware required
                  for the applicable Scheduled Outage
         8.       Expendable Material                                                            X




Proprietary Information              13                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT

                                                                                Seller         Buyer

C.       FACILITIES/SERVICES
         1.       Removal/Reinstallation of Blanket Insulation                                   X
         2.       Sanitary Facilities                                             X
         3.       Electric Power                                                  X
         4.       Station Air                                                     X
         5.       Service Water                                                   X
         6.       On-site First Aid (For (W) Employees)                           X
         7.       Cribbing                                                        X
         11.      Telephone Service                                               X
         12.      Electrical Disconnection/Connection                             X
         13.      Instrumentation Disconnection/Connection                        X
         14.      Instrumentation Calibration                                     X
         15.      Removal and Disposal of Hazardous Waste                         X








Proprietary Information               14                    AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


                                   Addendum 3
                  MAINTENANCE PROGRAM ENGINEER RESPONSIBILITIES
Seller, through its maintenance program engineer, will provide maintenance program management throughout the term of the Contract. In accordance with the Contract, the maintenance program engineer will:


        o Provide primary contact for communication between Seller and the plant manager (operation and maintenance staff) for the major maintenance of the plant.
        o Work with the Program Parts inventory and manufacturing personnel (located at factories throughout the world) to expedite parts and materials as required to facilitate the success of each maintenance outage.
        o  Maintain parts tracking database on Program Parts.
        o Communicate and coordinate with plant purchasing agent regarding warehouse stock of parts, delivery and shipment of parts.
        o Provide final review of parts inventory prior to outages to verify that all required parts are on Site.
        o Possess and maintain comprehensive understanding of maintenance requirements.
        o Initiate and resolve product warranty claims to the best interest of all parties involved.
        o Initiate, status, and verify completion of electronic field action requests ("E-FARs") regarding plant issues.
        o Provide technical support, assistance, and evaluation when operating or maintenance problems occur. Assist in areas of technical issues and help facilitate resolution.
        o Communicate to plant manager or maintenance manager technical bulletin updates promptly as such are published.
        o Deliver to Buyer's maintenance manager outage reports within six (6) weeks after Scheduled Outages.


Proprietary Information               15                    AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


                                    Exhibit B
                               Program Parts List





Proprietary Information               1                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

           Program Parts Life and Repair Intervals Current Price List

      501G                Dry Low NOX Natural Gas

-------------------------------------------------------------------
      PROPRIETARY PART                        HOURS       COST
===================================================================
Baskets                             Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Nozzles                             Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Transitions                         Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Transition Seals                    Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 1 Blade                         Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 2 Blade                         Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 3 Blade                         Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 4 Blade                         Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 1 Vane                          Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 2 Vane                          Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 3 Vane                          Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Row 4 Vane                          Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Compressor Blades                   Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Compressor Diaphragms               Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Ring Segments - Row 1               Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Ring Segments - Row 2               Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Ring Segments - Row 3               Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------
Ring Segments - Row 4               Repair     [*]         [*]
                               Replacement     [*]         [*]
-------------------------------------------------------------------

Note: The repair pricing and expected repair intervals listed above were the estimates that were used to determine the fees specified in Exhibit E, Payment Schedule. They are listed here for reference purposes only and do not represent the price of any additional repairs that may be required during the Term, including but not limited to any repairs purchased for any unscheduled outages, pursuant to Section 5.2, Unscheduled Outages.

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


                                    Exhibit C
                  Program Parts Supplied and Repaired Schedule








Proprietary Information               1                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

          ATTACHMENT C - Program Parts Supplied and Repaired Schedule

-------------------------------------------------------------------------------------------------------------------------------
          Period:               0         1           2           3           4           5         6         7           8
Equivlanent Base Load Hours:    0       8000        16000       24000       32000       400000    48000     56000       64000
     Schedule Outages:         None   Combustor   Combustor   Hot path    Combustor   Combustor   Major   Combustor   Combustor
-------------------------------------------------------------------------------------------------------------------------------
Baskets                                  PP+RR        RR         RR          P            RR       P+R        RR         P+R
-------------------------------------------------------------------------------------------------------------------------------
Nozzles                                  PP+RR        RR         RR         RR            RR       RR         RR          R
-------------------------------------------------------------------------------------------------------------------------------
Transition Seals                         PP+RR        RR         RR          P            RR       P+R        RR         P+R
-------------------------------------------------------------------------------------------------------------------------------
Transitions                              PP+RR        RR         RR          P            RR       P+R        RR         P+R
-------------------------------------------------------------------------------------------------------------------------------
Ring Segments - Row 1                                           PP+RR                              P+R
-------------------------------------------------------------------------------------------------------------------------------
Ring Segments - Row 2                                           PP+RR                              P+R
-------------------------------------------------------------------------------------------------------------------------------
Ring Segments - Row 3                                                                              P+RR
-------------------------------------------------------------------------------------------------------------------------------
Ring Segments - Row 4                                                                              P+RR
-------------------------------------------------------------------------------------------------------------------------------
Row 1 Blade                                                     PP+RR                              P+R
-------------------------------------------------------------------------------------------------------------------------------
Row 1 Vane                                                      PP+RR                              P+R
-------------------------------------------------------------------------------------------------------------------------------
Row 2 Blade                                                     PP+RR                              P+R
-------------------------------------------------------------------------------------------------------------------------------
Row 2 Vane                                                      PP+RR                              RR
-------------------------------------------------------------------------------------------------------------------------------
Row 3 Blade                                                     PP+RR                              RR
-------------------------------------------------------------------------------------------------------------------------------
Row 3 Vane                                                      PP+RR                              RR
-------------------------------------------------------------------------------------------------------------------------------
Row 4 Blade                                                     PP+RR                              RR
-------------------------------------------------------------------------------------------------------------------------------
Row 4 Vane                                                      PP+RR                              RR
-------------------------------------------------------------------------------------------------------------------------------

      DEFINITIONS:
      ------------
P = Replace (1 set)
R = Repair (1 set)

Attachment C

          MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                              TFA SERVICES CONTRACT

                                    Exhibit D
                         Current Service Bulletin 36803











Proprietary Information               1                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

                                   - Page i -
                       Service Bulletin PH-36803, Rev. 7
--------------------------------------------------------------------------------

================================================================================
[LOGO]
                                SERVICE BULLETIN                        PH-36803

Section: 02 General

Combustion Turbine Maintenance and Inspection Intervals

--------------------------------------------------------------------------------

Rev. No: 7      Rev. Date: 4/22/97      Created: 07/03/73     Page: Cover Sheet

--------------------------------------------------------------------------------

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.

================================================================================

                        Notice to Service Bulletin Users

This Combustion Turbine Service Bulletin has been distributed to customers of Westinghouse, without charge, as a Proprietary Class 3 document. The purpose of this publication is to provide combustion turbine users with information considered useful in the maintenance and operation of Westinghouse combustion turbines. The information in this bulletin represents a compendium of ideas and experiences by Combustion Turbine Engineering, Energy Services Division, other Westinghouse Divisions, Westinghouse suppliers, and customers. These publications are provided to the user so that they will ultimately translate into improved reliability, efficiency, and maintainability.

Westinghouse reserves the right to withdraw any publication at any time without notice. Westinghouse does not warrant applicability to any specific combustion turbine engine (or system) since service bulletins are written to apply to most, not necessarily all, combustion turbines in most circumstances. In addition, Westinghouse has no control over the implementation of a service bulletin or the mechanical configuration of customer-owned and maintained equipment.

It is the sole responsibility of the user to carefully consider the data set forth in the service bulletin, to determine if the information is specifically appropriate to the user's specific engine (or system) in a particular circumstance, and to exercise reasonable care and skill in the implementation of the suggestions provided therein.

NO WARRANTY, EXPRESSED OR IMPLIED, IS MADE FOR THE INFORMATION AND DESCRIPTIONS CONTAINED HEREIN WITH RESPECT TO TITLE, FITNESS FOR A PARTICULAR PURPOSE, OR MERCHANTABILITY.

Westinghouse will not be responsible in contract, in tort (including negligence), or otherwise for loss of use of equipment or plant, cost of capital, infringement of patents, loss of profit or revenues, cost of replacement power, ADDITIONAL expenses in the use of existing power facilities, claims against the user by his customers or any special, indirect, incidental, or consequential damage or loss whatsoever. Under no circumstance will any information in this service bulletin become part of, modify, or negate in any way any previous agreements, contracts, or commitments unless both the user and Westinghouse agree in writing.

While Westinghouse does sincerely attempt to eliminate errors and inaccuracies, on occasion Westinghouse finds it necessary to correct, clarify, and even withdraw information as experience is gained and feedback is received from the field. Your constructive criticism and comments can help us to provide more useful publications in the future.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 1 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of
WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

[LOGO]

                                SERVICE BULLETIN                        PH-36803

Section: 02 General

Combustion Turbine Maintenance and Inspection Intervals

--------------------------------------------------------------------------------

Rev. No: 7        Rev. Date: 4/22/97        Created: 07/03/73         Page: 1/17

--------------------------------------------------------------------------------

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.

REASON FOR BULLETIN

      To provide the current recommendations for combustion turbine inspection intervals and inspection requirements

BULLETIN APPLIES TO

      All Frames through 501G. Recommendations are included for specific models or frames.

      This bulletin supersedes TIB PH87-67, TIB PH88-103, and TIB PH92-126. Also see related service bulletins PH39405 and PH37807.

TABLE OF CONTENTS                                                           Page

      Scope and General Information .......................................... 2

      Instructions and Special Instructions .................................. 3

      Parts and Materials .................................................... 3

            Procedure 1.      How to Compile Operating History ............... 4
                              Figure 1-1. Definitions of Inspections ......... 6
            Procedure 2.      How to Select an Inspection Interval Table
                              for Your Unit .................................. 8
                              Tables 2-1 -- 2-4. Recommended Inspection
                              Intervals ................................. 9 - 12
            Procedure 3.      How to Calculate Equivalent Hours
                              (EBH or Equivalent Base Hours) for Each
                              Type of Fuel .................................. 13
                      3A.     How to Calculate Total Equivalent Hours
                              (EBH) from Multiple Fuels ..................... 14
            Procedure 4.      How to Calculate Equivalent Starts (ES) ....... 15
                              Figure 4-1. Fuel Factors, Trip Factors, &
                              Load Change Factors ........................... 17

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 2 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

SCOPE AND GENERAL GUIDELINES

      Scope:

            In addition to recommending inspection intervals, this bulletin provides these guidelines and procedures:

            o     How to compile required operating history

            o How to select and use the correct inspection interval table for your unit

            o How to calculate equivalent operating hours (EBH or Equivalent Base Hours) and equivalent starts (ES)

            o How to convert mixed-load operation hours and mixed-fuel operation hours

            o     How to convert starts, trips, and load changes

            o Definitions of starts, trips, load changes, and inspection types

      General Guidelines:

            Be sure to consider all of these factors:

            o Inspection recommendations are based upon a combination of factors, including: model or frame number, fuel type, number of operating hours, number of starts, types of starts, whether operation or starts were performed using a single fuel or multiple fuels, number of instantaneous changes in load, and the number of trips from load.

            o Guidelines are based on the assumption that the units have been operated and maintained according to Westinghouse operation and maintenance recommendations, and that an operating history for the unit has been compiled.

            o Operators should perform inspections at least as frequently as these recommended intervals, but some site-specific operating conditions may suggest more frequent and stringent inspection or maintenance practices.

            Westinghouse, a world leader in combustion turbine manufacture and repair, can provide quotations on specific information or services that you may request as a result of this bulletin.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 3 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

INSTRUCTIONS

      o All owners/operators of the Westinghouse combustion turbines models identified on page 1 should implement, as a minimum, the inspection schedule guidelines in this document.

      o If you have questions about how these instructions affect your particular unit, contact Westinghouse.

      o To determine when your unit requires inspection, follow these instructions:

--------------------------------------------------------------------------------

      Step 1.     Compile an operating history. (See Procedure 1, pages 4 and
                  5.)

      Step 2. Refer to the definitions of inspections. (See Figure 1-1 pages 6 and 7.)

      Step 3. Select the inspection table that is appropriate for your unit. (See Procedure 2, pages 8-12.)

      Step 4. Calculate equivalent hours (EBH or Equivalent Base Hours) as required by the inspection table. (See Procedure 3, pages 13 and 14.)

      Step 5. Calculate equivalent starts (ES) as required by the inspection table. (See Procedure 4, pages 15-17.)

      Step 6. Apply the EBH and ES to the inspection table, and perform the inspections recommended. (See Figure 1-1, pages 6 and 7.)

--------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS

      The inspections and intervals stated in this bulletin may be modified or supplemented by special instructions. These include any additional requirements specified by Customer Advisory Letters (CALs), Product Improvement Bulletins (PIBs), and Service Bulletins (SBs) as recommended in outage planning instructions and in outage plans established for a specific unit.

PARTS AND MATERIALS

      Parts Required and Source:
            See applicable instruction books or renewal parts manuals provided with unit.
      Special Tools Required:
            See applicable instruction books and service bulletins for tools to be used during inspection.
      Disposition of Removed Material:
            See Service Bulletin PH37405 for instructions about the return of materials.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 4 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

                 Procedure 1. How to Compile Operating History

Use The Spreadsheet on Page 5 to Compile Unit Operating History:

1.    Use the Operating History Spreadsheet on page 5 to collect operating data.

      Keep an accurate running total of these parameters for each fuel:

      o     Operating Hours
                  Part Load Hours
                  Base Load Hours
                  Peak Load Hours
                  System Reserve Hours
      o     Successful Starts
                  Normal Starts
                  Intermediate Starts
                  Fast Starts
      o     Fired Aborts
      o     Trips From Load (since last hot path inspection)
                  Load at which each trip occurred
      o     Instantaneous Load Changes (since last hot path inspection)
                  Load at which each load change occurred

2. Maintain a running total of equivalent operating hours (EBS) and equivalent starts (ES), by performing the calculations explained in Procedures 3, 3A, and 4.

3.    Monitor the running totals on the spreadsheet.
      Continuously compare the running totals against inspection interval tables.

--------------------------------------------------------------------------------
                                      Note

Unit operating history should be tracked based on operator's log records. The counters installed on existing units are not configured to track operating history data at the level of detail required by this procedure.

--------------------------------------------------------------------------------

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 5 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose,reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

Procedure 1 (Cont.)

                         OPERATING HISTORY SPREADSHEET

================================================================================
OPERATING HOURS (TRACK SEPARATELY FOR EACH FUEL.)
--------------------------------------------------------------------------------
                 NATURAL GAS/   DISTILLATE OIL   CRUDE / RESIDUAL OIL
      LOAD         PROPANE
================================================================================
PART LOAD
--------------------------------------------------------------------------------
BASE LOAD
--------------------------------------------------------------------------------
PEAK LOAD.
--------------------------------------------------------------------------------
SYSTEM RESERVE
================================================================================

================================================================================
STARTS (TRACK SEPARATELY FOR EACH FUEL)
--------------------------------------------------------------------------------
                                                        CRUDE/RESIDUAL OIL
TYPE OF START       NATURAL     DISTILLATE OIL
                  GAS/PROPANE                           WITH STARTING FUEL:
                                                  ------------------------------
                                                  NATURAL GAS     DISTILLATE OIL
================================================================================
NORMAL START
--------------------------------------------------------------------------------
INTERMED. START
--------------------------------------------------------------------------------
FAST START
--------------------------------------------------------------------------------
FIRED ABORT
================================================================================

================================================================================
TRIPS FROM LOAD (TRACK SEPARATELY FOR EACH FUEL.)

Note: Record only those that have occurred since last hot path inspection.
--------------------------------------------------------------------------------
         LOAD                  NATURAL     DISTILLATE OIL    CRUDE/RESIDUAL
AT WHICH TRIP OCCURRED**    GAS/PROPANE
================================================================================
GREATER THAN BASE LOAD*
--------------------------------------------------------------------------------
76 - 100 % (OF BASE LOAD)
--------------------------------------------------------------------------------
51 - 75 % (OF BASE LOAD)
--------------------------------------------------------------------------------
26 - 50 % (OF BASE LOAD)
--------------------------------------------------------------------------------
UP TO 25% (OF BASE LOAD)
================================================================================

================================================================================
INSTANTANEOUS LOAD CHANGES (TRACK SEPARATELY FOR EACH FUEL.)

Note: Record only those that have occurred since last hot path inspection.
--------------------------------------------------------------------------------
         LOAD                    NATURAL     DISTILLATE OIL    CRUDE/RESIDUAL
AT WHICH CHANGE OCCURRED**    GAS/PROPANE
================================================================================
GREATER THAN BASE LOAD*
--------------------------------------------------------------------------------
76 - 100 % (OF BASE LOAD)
--------------------------------------------------------------------------------
51 - 75 % (OF BASE LOAD)
--------------------------------------------------------------------------------
26 - 50 % (OF BASE LOAD)
--------------------------------------------------------------------------------
UP TO 25% (OF BASE LOAD)
================================================================================

* Record load and load change for each event that occurs at greater than base load.
** Should be counted as a full load trip if the trip occurs on a combined cycle unit that is operating on external control (IGVs modulated at reduced load to maintain exhaust temperature at upper limit).

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 6 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

                     Figure 1-1. Definitions of Inspections

Inspection Categories

These are overall descriptions of inspections. For detailed information and instructions, consult applicable books and procedures issued by Westinghouse.

o     Running Inspections
      Performed while the unit is operating.
o     Combustion Section (Minor Combustor)
      Involves the fuel nozzle assemblies, and the interior surface of the combustors and transitions (through the nozzle openings).
o     Combustion Section (Major Combustor)
      Involves all combustor and turbine end components that are accessible without performing a cover lift.
o     Turbine Section (Hot-Path)
      Involves a major combustor inspection, plus inspection of the remainder of the turbine hot gas path, with removal of appropriate cylinder cover and blade rings.
o     Major
      Comprehensive inspection; includes a turbine section (hot-path) inspection, plus lifting of the inlet, compressor, and compressor-combustor cylinder covers.

RUNNING INSPECTIONS

      The running inspection is performed while the unit is operating. This inspection involves monitoring various engine operating parameters to identify changes from a new or clean / overhaul condition.

      Engine monitoring includes, but is not be limited to:
            o     Blade path temperatures, spreads, and trends
            o     Exhaust temperatures
            o     Disc cavity temperatures
            o     Vibration levels and trends
            o     Bearing temperatures and oil pressure
            o     Compressor fouling
            o     Combustor shell pressure.

      During normal operation, the operating data should be monitored and trended. An abnormal reading or trend in the direction of a problem area in any parameter should prompt an investigation and the correction of the cause (even if data levels are still within acceptable ranges).

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 7 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

Figure 1-1 (Cont.)

COMBUSTION SECTION (MINOR COMBUSTOR INSPECTION)

      The minor combustor inspection involves the removal, cleaning, and inspection of the fuel nozzle assemblies, and the inspection of the interior surfaces of the combustors and transitions through the nozzle openings. On units that have man-way access, a crawl-through inspection should also be performed. The inspection is to verify that the nozzles are clean, and free of debris and leaks; and that the combustor baskets are clean and free of distortions or distress. Units that have operated primarily on crude/residual fuel are borescope-inspected to observe blade and vane coating integrity, and to confirm satisfactory removal of deposits by the water washing system.

COMBUSTION SECTION (MAJOR COMBUSTOR INSPECTION)

      The major combustor inspection involves removal of all combustor and turbine end components that are accessible without performing a cover lift. These parts are thoroughly cleaned and inspected in accordance with appropriate service bulletin information. Components that are not removable without a cover lift are inspected in-place. Turbine Row-1 vanes are inspected at this time.

      In some units (251s, 501s, and 701s), individual Row-1 vanes can be removed without a cover lift for cleaning and more thorough inspection. In those units, a visual inspection of Row-1 blades can be performed. Visual inspections also can be made in-place for last row turbine blades, compressor inlet guide vanes (IGVs), Row-1 compressor blades, and compressor last-row outlet guide vanes (OGVs). Units that have operated primarily on crude/residual fuel should be borescoped to observe blade coating integrity and to confirm the satisfactory removal of deposits by the water washing system.

TURBINE SECTION (HOT-PATH) INSPECTION

      The turbine section (hot-path) inspection includes a major combustor inspection, plus inspection of the remainder of the turbine hot-gas path. Access requires removal of the appropriate cylinder cover and blade rings. All blades and associated parts are removed from the rotor, cleaned, and inspected. Turbine disc blade root serrations are also cleaned and inspected. In units without blade rings, turbine vane diaphragms are removed for cleaning and inspection. Vanes and ring segments are removed from the blade ring as required for cleaning and inspection; and interstage vane seals and baffles are inspected before disassembly.

MAJOR INSPECTION

      The major inspection is the most comprehensive inspection carried out on the combustion turbine. It includes a turbine section (hot-path) inspection plus the lifting of the inlet, compressor, compressor-combustor cylinder, and torque tube housing covers. Compressor diaphragms are removed, cleaned, and inspected. Compressor blades and discs are cleaned and inspected in-place. Compressor and turbine bearings and bearing seals are also inspected. The rotor may be removed or inspected in place.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                    -Page 8 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

            Procedure 2. How to Select an Inspection Interval Table
                                 for Your Unit

              Index to Inspection Interval Tables by Turbine Frame

Before using an inspection interval table recommended in this index, complete the calculations required in INSTRUCTIONS, p. 3, Steps 4 and 5.

--------------------------------------------------------------------------------
                                                           USE INSPECTION
FOR TURBINE FRAME NUMBER:                                  INTERVAL TABLE:
--------------------------------------------------------------------------------
o     All early, low-temperature frames and                  Use Table 2-1
      all frames not having air-cooled                            p. 9
      blades, except those listed below.
--------------------------------------------------------------------------------
o     251A-251AA
o     501AB-501AC                                            Use Table 2-2
                                                                  p. 10
--------------------------------------------------------------------------------
o     251B-251B8
o     501A,501AA                                             Use Table 2-3
o     501B-501D4                                                  p.11
o     501D5 - mfg. in 1980s (*1)
o     701D (with camberline cooled blades)
--------------------------------------------------------------------------------
o     251B9/10 - 251B11/12A
o     501D5 - mfg. in 1990s (*1)                             Use Table 2-4
o     501D5A                                                     p.12
o     501F
o     501G
o     701DA
--------------------------------------------------------------------------------

(*1) 501D5 units manufactured in the 1980s (Shop Order Numbers below 37A3900) may use the intervals shown on Table 2-4 (for post-1990 501D5s, Shop Order Numbers 37A3900 and above) under these conditions:

      Use Table 2-4 for turbine hot path intervals if peripheral-cooled Row-1 blades or TBC-coated, triple-cavity, Row-1 blades are retrofitted. Consult Westinghouse for additional recommendations if unit has been uprated.

      Use Table 2-4 for major inspections if compressor diaphragms for rows 3-11 have been retrofitted to current 501 D5-DA design.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 9 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

                  Table 2-1. Recommended Inspection Intervals

Use for all early low-temperature frames, and for all frames without air-cooled blades, except 251A, 251AA, 501A, 501AA, 501AB, 501AC.

Before using this table, calculate EBH and ES as explained in INSTRUCTIONS, p. 3, Steps 4 and 5.

If either the EBH or the ES reaches the number specified on this table, perform the inspection indicated.

--------------------------------------------------------------------------------
              FUEL TYPE USED (single fuel)                       INSPECTION
--------------------------------------------------------------------------------
 NATURAL GAS /        OIL (O)      CRUDE / RESIDUAL (C/R)
  PROPANE(G)
--------------------------------------------------------------------------------
                                                 TOTAL
TOTAL   TOTAL    TOTAL    TOTAL   TOTAL        EQUIVALENT        INSPECTION
EQUIV-  EQUIV-   EQUIV-   EQUIV-  EQUIV-         STARTS             TYPE
ALENT   ALENT    ALENT    ALENT   ALENT    (Startup fuel used    RECOMMENDED
HOURS   STARTS   HOURS    STARTS  HOURS    oil or gas/propane)
(EBH)    (ES)    (EBH)     (ES)   (EBH)             (ES)
                                           -------------------
                                             OIL        GAS/
                                                      PROPANE
================================================================================
  [*]      [*]      [*]      [*]    [*]      [*]         [*]       COMBUSTOR
                                                                   (MINOR)
--------------------------------------------------------------------------------
  [*]      [*]      [*]      [*]    [*]      [*]         [*]        COMBUSTOR
                                                                   (MAJOR)
--------------------------------------------------------------------------------
  [*]      [*]      [*]      [*]    [*]      [*]         [*]        TURBINE
                                                                   (HOT PATH)
--------------------------------------------------------------------------------
  [*]      [*]      [*]      [*]    [*]      [*]         [*]         MAJOR
--------------------------------------------------------------------------------

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   -Page 10-
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

                  Table 2-2. Recommended Inspection Intervals

Use for 251A, 251AA, 501AB, & 501AC.

Before using this table, calculate EBH and ES as explained in INSTRUCTIONS, p. 3, Steps 4 and 5.

If either the EBH or the ES reaches the number specified on this table, perform the inspection indicated.

--------------------------------------------------------------------------------
              FUEL TYPE USED (single fuel)                       INSPECTION
--------------------------------------------------------------------------------
 NATURAL GAS /        OIL (O)      CRUDE / RESIDUAL (C/R)
  PROPANE(G)
--------------------------------------------------------------------------------
                                                 TOTAL
TOTAL   TOTAL    TOTAL    TOTAL   TOTAL        EQUIVALENT        INSPECTION
EQUIV-  EQUIV-   EQUIV-   EQUIV-  EQUIV-         STARTS             TYPE
ALENT   ALENT    ALENT    ALENT   ALENT    (Startup fuel used    RECOMMENDED
HOURS   STARTS   HOURS    STARTS  HOURS    oil or gas/propane)
(EBH)    (ES)    (EBH)     (ES)   (EBH)             (ES)
                                           -------------------
                                             OIL        GAS/
                                                      PROPANE
================================================================================
  [*]     [*]     [*]      [*]    [*]      [*]         [*]       COMBUSTOR
                  [*]             [*]                              (MINOR)
--------------------------------------------------------------------------------
 [*]      [*]     [*]      [*]    [*]      [*]         [*]       COMBUSTOR
                                                                   (MAJOR)
--------------------------------------------------------------------------------
 [*]      [*]     [*]      [*]    [*]      [*]         [*]       TURBINE
 [*]              [*]                                             (HOT PATH)
 [*]              [*]
 [*]              [*]
 [*]              [*]
 [*]              [*]
--------------------------------------------------------------------------------
 [*]      [*]     [*]      [*]    [*]      [*]         [*]        MAJOR(*2)
--------------------------------------------------------------------------------

      (*2) In some cases, the major inspection interval may not be an integral multiple of the hot path interval. In such cases, either the hot path or the major interval may be shortened to arrange evenly spaced inspections.

      (*3) This interval may be doubled for units with control systems having blade path temperature spread monitoring and shutdown capability.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                  - Page 11 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------
                  Table 2-3. Recommended Inspection Intervals

Use for 251B - 251B8, 501A, 501AA, 501B - 501D4, 501D5 (mfg. in 1980s - Shop
Order Numbers below 37A3900) (*1), & 701D with camberline cooled blades.

Before using this table, calculate EBH and ES as explained in INSTRUCTIONS, p. 3, Steps 4 and 5.

If either the EBH or the ES reaches the number specified on this table, perform the inspection indicated.

--------------------------------------------------------------------------------
              FUEL TYPE USED (single fuel)                       INSPECTION
--------------------------------------------------------------------------------
 NATURAL GAS /        OIL (O)      CRUDE / RESIDUAL (C/R)
  PROPANE(G)
--------------------------------------------------------------------------------
                                                 TOTAL
TOTAL   TOTAL    TOTAL    TOTAL   TOTAL        EQUIVALENT        INSPECTION
EQUIV-  EQUIV-   EQUIV-   EQUIV-  EQUIV-         STARTS             TYPE
ALENT   ALENT    ALENT    ALENT   ALENT    (Startup fuel used    RECOMMENDED
HOURS   STARTS   HOURS    STARTS  HOURS    oil or gas/propane)
(EBH)    (ES)    (EBH)     (ES)   (EBH)             (ES)
                                           -------------------
                                             OIL        GAS/
                                                      PROPANE
================================================================================
[*]       [*]     [*]        [*]     [*]      [*]        [*]       COMBUSTOR
                  [*]                [*]                           (MINOR)
--------------------------------------------------------------------------------
[*]       [*]     [*]        [*]     [*]      [*]        [*]       COMBUSTOR
                                                                   (MAJOR)
--------------------------------------------------------------------------------
[*]       [*]     [*]        [*]     [*]      [*]        [*]       TURBINE
                                                                   (HOT PATH)
--------------------------------------------------------------------------------
[*]       [*]     [*]        [*]     [*]      [*]        [*]       MAJOR (*2)
--------------------------------------------------------------------------------

      (*1) 501D5 units manufactured in the 1980s (Shop Order Numbers below 37A3900) may use the intervals shown on Table 2-4 (for post-1990 501D5s, Shop Order Numbers 37A3900 and above) under these conditions:

                  Use Table 2-4 for turbine hot path intervals if peripheral-cooled Row-1 blades or TBC-coated, triple-cavity, Row-1 blades are retrofitted. Consult Westinghouse for additional recommendations if unit has been uprated.
                  Use Table 2-4 for major inspections if compressor diaphragms for rows 3-11 have been retrofitted to current 501 D5-DA design.

      (*2) In some cases, the major inspection interval may not be an integral multiple of the hot path interval. In such cases, either the hot path or the major interval may be shortened to arrange evenly spaced inspections.

      (*3) This interval may be doubled for units with control systems that have blade path temperature spread monitoring and shutdown capability.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                  - Page 12 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

                  Table 2-4. Recommended Inspection Intervals

Use for 251B9/10 - 251B11/12A, 501D5A, 501F, 501G, 701DA, & 501D5 (mfg. in
1990s, Shop Order Numbers 37A3900 and above) (*1).

Before using this table, calculate EBH and ES as explained in INSTRUCTIONS, p. 3, Steps 4 and 5.

If either the EBH or the ES reaches the number specified on this table, perform the inspection indicated.

--------------------------------------------------------------------------------
              FUEL TYPE USED (single fuel)                       INSPECTION
--------------------------------------------------------------------------------
 NATURAL GAS /        OIL (O)      CRUDE / RESIDUAL (C/R)
  PROPANE(G)
--------------------------------------------------------------------------------
                                                 TOTAL
TOTAL   TOTAL    TOTAL    TOTAL   TOTAL        EQUIVALENT        INSPECTION
EQUIV-  EQUIV-   EQUIV-   EQUIV-  EQUIV-         STARTS             TYPE
ALENT   ALENT    ALENT    ALENT   ALENT    (Startup fuel used    RECOMMENDED
HOURS   STARTS   HOURS    STARTS  HOURS    oil or gas/propane)
(EBH)    (ES)    (EBH)     (ES)   (EBH)             (ES)
                                           -------------------
                                             OIL        GAS/
                                                      PROPANE
================================================================================
[*]       [*]     [*]      [*]      [*]      [*]        [*]        COMBUSTOR
                                                                   (MINOR)
--------------------------------------------------------------------------------
[*]       [*]     [*]       [*]     [*]      [*]        [*]        COMBUSTOR
                                                                   (MAJOR)
--------------------------------------------------------------------------------
[*]       [*]     [*]       [*]     [*]      [*]        [*]        TURBINE
                                                                   (HOT PATH)
--------------------------------------------------------------------------------
[*]       [*]     [*]       [*]     [*]      [*]        [*]        MAJOR(*2)
--------------------------------------------------------------------------------

      (*1) 501D5 units manufactured in the 1980s (Shop Order Numbers below 37A3900) may use the Intervals shown on Table 2-4 (for post-1990 501 D5s, Shop Order Numbers 37A3900 and above) under these conditions:

                  Use Table 2-4 for turbine hot path intervals if peripheral-cooled Row-1 blades or TBC-coated, triple-cavity, Row-1 blades are retrofitted. Consult Westinghouse for additional recommendations if unit has been uprated.

                  Use Table 2-4 for major inspections if compressor diaphragms for rows 3-11 have been retrofitted to current 501 D5-DA design.

      (*2) In some cases, the major inspection interval may not be an integral multiple of the hot path interval. In such cases, either the hotpath or the major interval may be shortened to arrange evenly spaced inspections.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                  - Page 13 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. This document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

              Procedure 3. How to Calculate Equivalent Hours (EBH)
                             for Each Type of Fuel

1.    Convert mixed-load operation hours into EBHs for each type of fuel used.

      Perform this calculation separately for each type of fuel used (other than for startup). Fuel types are natural gas/propane; oil; or crude/residual with oil or gas startup.

                                   Equation 1

            (EBH)(f) = (BH)(f)(+ 3(PH)(f)+ 10(SRH)(f)
            Where:
            (EBH)(f) = the equivalent base-load hours for given fuel type "f"
            (BH)(f)  = hours at or below base-load firing for given fuel type
            "f"
            (P H)(f) = hours at peak-load* firing for given fuel type "f"
            (SRH)(f) = hours at system reserve-load* firing for given fuel type "f" and "f" denotes the fuel type (natural gas/propane, oil, or crude/residual)

            * ("Peak load" and "system reserve load" apply only to units configured for these modes of operation.)

                 ----------------------------------------------

                                      Note
                 Do not mix different fuel types in Equation 1.

                 ----------------------------------------------

2. If the unit used only one type of fuel, you have completed calculation of EBH. Apply this value to the EBH column labeled for your fuel type on the inspection interval table that is recommended for your unit.

           ----------------------------------------------------------

           Return to INSTRUCTIONS, on page 3, and continue to Step 5.

           ----------------------------------------------------------

3.    If the unit used more than one type of fuel, go to Procedure 3A, page 14.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                  - Page 14 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

             Procedure 3A. How to Calculate Total Equivalent Hours
                              from Multiple Fuels

1. You should have an EBH calculated for each type of fuel used. (If not, return to Procedure 3 on p. 13.)

2. Combine these EBHs into a total EBH (EBH(T)) that includes multiple fuels, using Equation 2:

                                   Equation 2

            (EBH)(T)   = (EBH)(g) + 1.3(EBH)(o) + 1.8(EBH)(c/r)
            Where:
            (EBH)(g)   = Equivalent base-load hours on natural gas/propane
            (EBH)(o)   = Equivalent base-load hours on distillate oil
            (EBH)(c/r) = Equivalent base-load hours on crude/residual oil

3. You have completed calculation of total equivalent hours (EBH(T)) for multiple fuels. Apply this value to the EBH column labeled "NATURAL GAS/PROPANE" on the inspection interval table that is recommended for your unit.

         --------------------------------------------------------------

         Return to the INSTRUCTIONS, on page 3, and continue to Step 5.

         --------------------------------------------------------------

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   -Page 15 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

              Procedure 4. How to Calculate the Equivalent Number
                                 of Starts (ES)

Because the effects of cyclic thermal stress caused by some starts, trip, and load changes are cumulative, they are combined into one parameter: equivalent starts.

      1. To calculate the Equivalent Number of Starts (ES), count only Successful Starts, Fired Aborts, Trips from Load, and Instantaneous Load Changes.

            o Successful Start occurs when a unit reaches synchronization. Successful starts are further classified, depending on the total time to accelerate and reach base load:

                        Normal start occurs if a unit reaches base load in 20 minutes or longer.

                        Intermediate start occurs whenever a unit reaches base load in less than 20 minutes, but more than 10 minutes.

                        Fast start occurs whenever a unit reaches base load in 10 minutes or less.

            o Fired Abort - Occurs if the unit enters the ignition sequence, but shuts down before reaching base load.

                        An unfired abort occurs if the unit shuts down before ignition. Unfired aborts are to be disregarded in calculating equivalent starts.

            o Trip From Load* - Occurs after the unit reaches base load. This is an abrupt shutdown that does not follow the normal shutdown sequence.

            o Instantaneous Load Change* - Occurs when a unit abruptly increases or decreases load at a rate greater than the specified ramp rate (in response to a change in grid demand, a control system impetus, etc.).

                        * Include the trips from load and instantaneous load changes that have occurred ONLY since the last hot path inspection.

                        * For any trips or instantaneous load changes that have occurred during operation above base load, consult Westinghouse for additional guidelines and recommendations.

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 16 -
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

Procedure 4 (Cont.)

For Definitions of Fuel, Trip, & Load Change Factors, refer to Figure 4-1, page 17.

2.    Calculate the Equivalent Number of Starts (ES).

--------------------------------------------------------------------------------

            o Use Equation 3 for single-fuel operation:

                                   Equation 3

            ES(f) = Total number of (Successful Starts x Start Factor) +
                    Total number of fired aborts +
                    Total number of (Trips from Load x Trip Factor) + Total number of (Instantaneous Load Changes x
                       Load Change Factor)

            Apply this value to the ES column that corresponds to the fuel used, on the inspection interval table recommended for your unit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            o Use Equation 4 for multiple-fuel operation:

                                   Equation 4

            ES(T) = Total number of (Successful Starts x Start Factor x Fuel
                      Factor)+
                    Total number of (Fired aborts x Fuel Factor) +
                    Total number of (Trips from Load x Trip Factor x Fuel
                      Factor) +
                    Total number of (Instantaneous Load Changes x
                      Load Change Factor x Fuel Factor)

            Apply this value to the ES column labeled "Natural Gas/Propane," on the inspection interval table recommended for your unit.

--------------------------------------------------------------------------------

3.    You have completed calculation of ES.

           ----------------------------------------------------------

           Return to INSTRUCTIONS, on page 3, and continue to Step 6.

           ----------------------------------------------------------

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

                                   - Page 17-
                       Service Bulletin PH-36803, Rev. 7

Westinghouse Electric Corporation, Orlando, FL, USA Proprietary Class 3 Information. Use this document solely for the purpose given.

Do not disclose, reproduce, or use otherwise without the written consent of WEC. Copyright (C) 1997 by WEC. All Rights Reserved.
--------------------------------------------------------------------------------

                    Figure 4-1. Fuel Factors, Trip Factors,
                            and Load Change Factors

Use these factors in Equations 3 or 4, on page 16, to calculate ES.

--------------------------------------------------------------------------------
     Total Time to Accelerate and Reach Base Load                   Start Factor
--------------------------------------------------------------------------------
Normal Start (20 minutes or longer)                                      [*]
--------------------------------------------------------------------------------
Intermediate Start (less than 20 minutes, but more than 10 minutes)      [*]
--------------------------------------------------------------------------------
Fast Start (10 minutes or less)                                          [*]
--------------------------------------------------------------------------------

Fuel Factors

--------------------------------------------------------------------------------
                        Fuel Used                                   Fuel Factor
--------------------------------------------------------------------------------
Natural Gas                                                              [*]
--------------------------------------------------------------------------------
Distillate Oil                                                           [*]
--------------------------------------------------------------------------------
Crude / Residual (starting on Natural Gas, Distillate Oil)               [*]
--------------------------------------------------------------------------------

Trip Factors

--------------------------------------------------------------------------------
Percentage of Base Load                                       Trip Factor
    at Time of Trip*
--------------------------------------------------------------------------------
Greater Than Base Load                                     Consult Westinghouse
--------------------------------------------------------------------------------
      76 - 100%                                                    [*]
--------------------------------------------------------------------------------
      51 -  75%                                                    [*]
--------------------------------------------------------------------------------
      26 -  50%                                                    [*]
--------------------------------------------------------------------------------
     Up to  25%                                                    [*]
--------------------------------------------------------------------------------
      *     Should be counted as a full load trip if the trip occurs on a combined cycle unit that is operating on external control (IGVs modulated at reduced load to maintain exhaust temperature at upper limit).

Load Change Factors

--------------------------------------------------------------------------------
       Percentage of Base Load                              Load Change Factor
at Time of Instantaneous Load Change
--------------------------------------------------------------------------------
       Greater Than Base Load                              Consult Westinghouse
--------------------------------------------------------------------------------
             76 - 100%                                              [*]
--------------------------------------------------------------------------------
             51 -  75%                                              [*]
--------------------------------------------------------------------------------
             26 -  50%                                              [*]
--------------------------------------------------------------------------------
            Up to  25%                                              [*]
--------------------------------------------------------------------------------

                                 END OF BULLETIN

   Copyright (C) Westinghouse Electric Corporation 1997; All Rights Reserved.

         MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE
                            TFA SERVICES CONTRACT


                                    Exhibit E
                                Payment Schedule


         At the beginning of each month, following initial synchronization of the applicable Combustion Turbine until completion of the third Scheduled Outage of the applicable Combustion Turbine, Seller shall invoice Buyer $406.25/EBH accumulated by the applicable Combustion Turbine during the previous month. At the beginning of each month, following completion of the third Scheduled Outage through the end of the Term, Seller shall invoice Buyer $337.68/EBH accumulated by the applicable Combustion Turbine during the previous month.

         Invoices will be issued monthly and due net 25 days. All payments shall be in U.S. Dollars, escalated at the time of invoice from January 1, 1998 according to the Escalation Factor.

         If a Scheduled Outage occurs prior to 8000 EBHs being accumulated by the applicable Combustion Turbine during the Period (i.e. since completion of the previous Scheduled Outage or since initial synchronization for the initial Scheduled Outage of the applicable Combustion Turbine), for the purpose of invoicing at that time and thereafter, the Combustion Turbine shall be deemed to have accumulated 8000 EBHs when the Scheduled Outage begins and Seller shall invoice accordingly.




Proprietary Information               1                     AES Ironwood Project
September 23,1998                                       Maintenance Contract.doc

              MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED
                          OUTAGE TFA SERVICES CONTRACT

                                    Exhibit F

                          Fuel and Water Specification

Attached are the applicable fuel and water specifications. For the purpose of this Contract, the Parties agree that the "liquid fuel" described in this Contract is No. 2 Fuel Oil (as defined below) and/or Jet A (as defined below).

Definitions:

"No. 2 Fuel Oil" means liquid fuel that meets the specifications set forth in Sections 2.0 and 3.0 of the attached liquid fuel specification hereto for use in conventional combustors.

"Jet A" means liquid fuel that meets the specifications set forth in Sections
2.0 and 3.0 of the attached liquid fuel specification hereto for use in DLN combustors.


Proprietary Information                1                    AES Ironwood Project
September 23, 1998                                       Maintenance Conract.doc

                        Water Specification - STREAM DATA

                                Stream Qualities

------------------------------------------------------------------------------------------------------------------------------------
Constituent, mg/l, except as noted                                 POTW          Quarry            Makeup Mix         Demineralized
                                                                                                                         Water
====================================================================================================================================
pH, standard units                                                 [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Specific Conductance, 25(degrees)C,(micro)uS/cm                    [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
P-alkalinity, as CaCO(3)                                           [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
M-alkalinity                                                       [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Sulfur, Total as SO(4)                                             [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Chloride as Cl                                                     [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Phosphate, total as PO(4)                                          [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Nitrate, as NO(3)                                                  [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Silica, Total as SiO(2)                                            [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Calcium, Total as CaCO(3)                                          [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Magnesium, Total as CaCO(3)                                        [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Sodium as Na                                                       [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Aluminum, Total as Al                                              [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Barium as Ba                                                       [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Boron as B                                                         [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Iron, Total as Fe                                                  [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Manganese, Total as Mn                                             [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Potassium as K                                                     [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Strontium as Sr                                                    [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Vanadium as V                                                      [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------
Zinc as Zn                                                         [*]              [*]                   [*]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sodium as Na, ppb                                                                                                               [*]
------------------------------------------------------------------------------------------------------------------------------------
Silica as SiO(2), ppb                                                                                                           [*]
------------------------------------------------------------------------------------------------------------------------------------
Chlorides as Cl, ppb                                                                                                            [*]
------------------------------------------------------------------------------------------------------------------------------------
Sulfates as SO(4), ppb                                                                                                          [*]
------------------------------------------------------------------------------------------------------------------------------------
Phosphate as PO(4), ppb                                                                                                         [*]
------------------------------------------------------------------------------------------------------------------------------------
Specific Conductivity, (micro)S/cm at 25 (degrees)C                                                                   Less than [*]
------------------------------------------------------------------------------------------------------------------------------------

                                  WESTINGHOUSE
                                   LIQUID FUEL
                                  SPECIFICATION

  Written by:             /s/ Bruce Rising                             7/24/98
                          ------------------------------------       -----------
                          B. W. Rising                                  Date
                          Environmental Engineering


Approved by:              /s/ P. W. Pillsbury                          7/28/98
                          ------------------------------------       -----------
                          P. W. Pillsbury                               Date
                          Combustion Technology


Approved by               /s/ Paul Minard                              7/25/98
                          ------------------------------------       -----------
                          P.G. Minard                                  Date
                          Operating Plant Technical Support


Approved by               /s/ D. J. Fraser                             7/28/98
                          ------------------------------------       -----------
                          D. Fraser                                     Date
                          Combustion Turbine Marketing


Approved by               /s/ Thomas Urbas                             7/24/98
                          ------------------------------------       -----------
                          Tom Urbas                                     Date
                          Thermal Cycle and BOP System Design


Approved by               /s/ Steven J. Vance                          7/28/98
                          ------------------------------------       -----------
                          Steven J. Vance                               Date
                          CT Materials Development

Reference: 21 T0305

WBS: 362

Review Level: 5


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 1 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

                                 REVISION SHEET

-------------------------------------------------------------------------------------------------------------------------
                     REISSUE
REVISION               DATE                 SECTION                    DESCRIPTION OF CHANGE
-------------------------------------------------------------------------------------------------------------------------
   001                                        All                      Original Issue
-------------------------------------------------------------------------------------------------------------------------
   002               6/08/93                  3.0                      Correct Equation
-------------------------------------------------------------------------------------------------------------------------
                                              3.0                      Rationalize W251/W501 alkali metal and lead
-------------------------------------------------------------------------------------------------------------------------
                                                                       specs; delete mention of CW 251, CW352.
-------------------------------------------------------------------------------------------------------------------------
                                              4.0                      Delete mention of CW 251, CW 352.
-------------------------------------------------------------------------------------------------------------------------
                                              5.0                      Rationalize W251/W501 alkali and lead specs.
-------------------------------------------------------------------------------------------------------------------------
                                              5.1                      Extend combined cyc. max. S to simple cyc.
-------------------------------------------------------------------------------------------------------------------------
                                              8.0                      In water injection spec., allow increase in pH
-------------------------------------------------------------------------------------------------------------------------
                                                                       range from 7.0 to 8.0, to 5.5 to 8.0, in specified
-------------------------------------------------------------------------------------------------------------------------
                                                                       situations.
-------------------------------------------------------------------------------------------------------------------------
   003              10/01/97                   All                     Changes to Tables 3-1, 3-2 and 8-1. Added new
                                                                       ASTM requirements. Distinguish requirements for
                                                                       DLN and Conventional Combustors. Revised fuel
                                                                       restrictions for DLN. Modification to Section 1.0
                                                                       paragraph for DLN, and Section 2.0 for fuel
                                                                       description. Address changed on Table 2-1. Page
                                                                       11: added 2.4 cSt reference for DLN.. Page 11
                                                                       4.5, text changes. Page 12, 4.7, text added that
                                                                       crudes and blends are not applicable to DLN. Page
                                                                       13, 4.9 added note for No.2 fuel.. 4.10, note on
                                                                       no thermal stability requirement for conventional
                                                                       combustion systems.
-------------------------------------------------------------------------------------------------------------------------
   004               7/28/98                   1.0                     Rewrite first paragraph
-------------------------------------------------------------------------------------------------------------------------
                                           Table 8-1                   Revised ASTM method for Gross Heat of
                                                                       Combustion, Sodium, Potassium, Vanadium,
                                                                       Calcium, Other metals
-------------------------------------------------------------------------------------------------------------------------
                                              3.0                      Changed title to "Fuel Requirements"
-------------------------------------------------------------------------------------------------------------------------
                                              5.8                      Updated paragraph on red dye
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 2 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

                                TABLE OF CONTENTS
SECTION                                                                     PAGE
REVISION SHEET .............................................................  2

1.0      INTRODUCTION ......................................................  5

2.0      FUEL TYPES ........................................................  5

3.0      FUEL REQUIREMENTS .................................................  7

4.0 FUEL PHYSICAL PROPERTIES ............................................... 10
         4.1   Flash Point ................................................. 10
         4.2   Vapor Pressure .............................................. 10
         4.3   Pour Point .................................................. 10
         4.4   Viscosity ................................................... 10
         4.5   Ramsbottom Carbon Residue ................................... 11
         4.6   Bottom Sediment and Water (BS&W) ............................ 12
         4.7   Ash ......................................................... 12
         4.8   Wax ......................................................... 12
         4.9   Distillation Temperature .................................... 13
         4.10  Thermal Stability ........................................... 13
         4.11  Density ..................................................... 13

5.0      CONTAMINANTS ...................................................... 14
         5.1   Sulfur ...................................................... 14
         5.2   Fuel Bound Nitrogen ......................................... 15
         5.3   Sodium Plus Potassium ....................................... 15
         5.4   Vanadium .................................................... 15
         5.5   Calcium ..................................................... 16
         5.6   Lead ........................................................ 16
         5.7   Other Contaminants .......................................... 16
         5.8   Red Dye ..................................................... 16

6.0      FUEL TREATMENT .................................................... 17
         6.1   Treatments Employed to Alter Physical Properties ............ 17
         6.2   Treatments Employed to Reduce the Corrosive Effects of ...... 17
               Trace Metal Contaminants .................................... 17


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 3 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

7.0      ENVIRONMENTAL CONSIDERATIONS ...................................... 18
         7.1   Opacity ..................................................... 18
         7.2   Sulfur ...................................................... 19
         7.3   Particulates ................................................ 19
         7.4   Nitrogen Oxides ............................................. 19

8.0      FUEL, AIR, STEAM AND WATER EVALUATION ............................. 19
         3.1   Fuel Sampling Method ........................................ 19
         8.2   Fuel Analysis Requirements .................................. 20
         8.3   Inlet Air Analysis Requirements ............................. 20
         8.4   Steam and Water Injection Quality ........................... 20


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 4 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

1.0   INTRODUCTION

      This document defines the fuel requirements for Westinghouse combustion turbines. Requirements are established for all combustion systems including both conventional combustion systems and Dry Low NO(x) (DLN) systems.

      Light fuels, such as naphtha, require modifications to the fuel handling system to address high volatility and poor lubrication properties. The requirements of heating, water washing, and the use of additives must be recognized when using fuels heavier than No. 2 distillate. Fuel contaminants, such as vanadium, sodium, potassium and lead must be controlled in order to achieve acceptable turbine parts life. It should be noted that these same contaminants can be introduced via the inlet air or by water/steam injection and that the combined effect from all sources must be considered.

      The ultimate decision of which type fuel to use will depend on several factors. These include the delivered price, the cost of treatment of its physical properties/contaminant levels which do not meet standard requirements, the cost of altering the fuel handling system (if required), and the maintenance costs associated with the grade of fuel.

      It is the intent of this specification to define the critical combustion properties and impurities which must be controlled to prevent adverse effects on turbine performance and operability.

2.0   FUEL TYPES

      Table 2-1 summarizes the general types of liquid fuels that may be considered for use in combustion turbines. The closest ASTM specifications that fit the four broad classes, along with the common names of some of the representative fuels, are also given. In addition to the fuels shown in the table, conventional combustors may also be used with naphtha, natural gas condensibles, methanol, etc. In all cases, certain physical properties and levels of contaminants must be met in order to achieve maximum efficiency and minimum maintenance. Some of the heavier fuels may require heating, fuel treatment and/or special handling, while even with clean fuels, proper care must be exercised to avoid transportation and storage contamination.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 5 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

                TABLE 2-1 GENERAL CLASSIFICATION OF LIQUID FUELS

----------------------------------------------------------------------------------------------------------------------------------
                                             Fuel Types and Classifications
General Properties                  Light Distillate          Heavy Distillate              Crude and                     Residual
                                                                                            Blended
                                                                                            Residual
----------------------------------------------------------------------------------------------------------------------------------
Ash                                 Low                       Low                           Low to medium High

Viscosity                           Low                       Medium                        Wide                          High

Volatility                          High-medium               Medium                        Wide                          Low

                                                                      Closest ASTM Types(1)

Gas Turbine Fuel                    0-GT, 1-GT,               3-GT                          3-GT                          4-GT

(D 2880)                            2-GT

Burner Fuel (D 396)                 1,2                       4                             4, 5                          6

Diesel Fuel (D 975)                 l-D, 2-D                  4-D                           4-D

Kerosene (D3699)                    1-K, 2-K

Aviation Turbine Fuel               Jet A, A-1, B
(D 1655)

Common Fuel Names                   Naphtha, JP-4,            Gas Oil                      Marine Diesel                  Bunker C
                                    JP-5                                                   Fuel
                                    Marine Gas Oil            Navy Standard
                                                              Distillate

(1) Annual Book of ASTM Standards, current revision. American Society for Testing and Materials, 100 Barr Harbor Drive, West Conshohocken, PA 19428, U.S.A.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 6 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

      The major consideration with respect to turbine operation is the amount of impurities, such as V, Na, K, Pb, entering the hot gas path. In addition to the fuel, these contaminants can be introduced into the turbine from other sources such as the inlet air, water used in evaporative coolers, and steam/water injection used for NO(x) control or power augmentation. A method is presented in the next section to assess the contribution from these alternate sources.

3.0   FUEL REQUIREMENTS

      To be acceptable for use in Westinghouse combustion turbines, the fuel must meet the physical properties limits of Table 3-1, and the allowable total contaminant limits of the fuel and all other sources, such as inlet air, steam, or water injection shall meet the limits of Table 3-2. To sum contaminants from all sources the following formula shall be used:

      {If + [I(air) x (l-K(a))x(A/F)] + [I(stm) x (S/F)] + [I(w) x (W/F)] +
      [I(add) x (AD/F)]} = TCL where:

            TCL = equivalent total contaminant level, ppmw

            I(f) = contaminant level in fuel entering turbine, ppmw

            I(air) = contaminant levels in air entering filters, ppmw

            I(stm) = contaminant level in injection steam entering turbine, ppmw

            I(w) = contaminant level in injection water entering turbine, ppmw

            I(add) = contaminant level in additives entering turbine, ppmw

            (A/F) = air to fuel weight ratio

            (S/F) = steam to fuel weight ratio

            (W/F) = water to fuel weight ratio

            AD/F  = additive to fuel weight ratio

            K(a) = efficiency of air filters (0 = no filtering: 1.00 = all filtered)

      The total contaminant level for each species must be less than the limit given in Table 3-2.

      Sections 4.0 and 5.0 of this specification provide detailed technical background on the limits in Tables 3-1 and 3-2.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 7 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

           TABLE 3-1 PHYSICAL PROPERTY REQUIREMENTS FOR LIQUID FUELS

------------------------------------------------------------------------------------------------------------------------------------
  Property                    Units             ASTM         Minimum      Maximum              Maximum              Comments
  Combustor                                     Test                        DLN             Conventional
    Group                                      Method
------------------------------------------------------------------------------------------------------------------------------------
Flash Point           (degrees)C ((degrees)F)  D93           38(100)    NR                 Same as DLN          See text
                                               (D56)****
Vapor Pressure        kPa (psi)                D323          NR        14(2.0)             Same as DLN          See text
T(fuel)-Pour Point    (degrees)C ((degrees)F)  D97           NR        17 (30)             Same as DLN          Below minimum
Temperature
                                                                                                                expected fuel
                                                                                                                temperature
                      --------------------------------------------------------------------------------------------------------------
Viscosity             cSt*                     D445          1.8       2.4 (ignition)      5.8 (ignition)(1)    501 Frames
(SI Units)                                                             2.4 (ignition)      10.0 (ignition)      Other Frames
                                                                       2.4 (steady state)  20.5 (steady state)  All Frames
                      --------------------------------------------------------------------------------------------------------------
Ramsbottom            wt %                     D524          NR        0.15                0.35(0.l5**)         For distillates:
Carbon                                                                                                          See text for other
Residue                                                                                                         fuels
                      --------------------------------------------------------------------------------------------------------------
Bottom Sediment       vol %                    D1796         NR        0.05                Same as DLN          Distillate fuels
and Water
                      vol %                                  NA        NA                  1.0                  Crude and
                                                                                                                Residual Fuels
                      --------------------------------------------------------------------------------------------------------------
Ash                   wt %                     D482          NR        0.01                0.01 max             Distillate
                                                                                           0.03 max             Residual
Wax                   wt %                                   NR        NR                                       See text
                      --------------------------------------------------------------------------------------------------------------
Distillation          (degrees)C((degrees)F)   D 86                    288                 338 max              See text
Temperature 90%                                                        (550)               (640)
End Point                                                              300                 366 max
                                                                       (572)               (690)
                      --------------------------------------------------------------------------------------------------------------
Thermal Stability(2)                           D3241         NR        No. 1               NR                   See text
Existent Gum          mg/100                   D381                    7                   NR
                      ml
Bromine Index                                  D2710         NR        400                 NR
Smoke Point           mm                       D1322         25***     NR                  NR
API Gravity                                    D1298         37***     NR                  NR
Density               kg/m(3) @                D1298         775***    840                 NR                   See text
                      15(degrees)C
------------------------------------------------------------------------------------------------------------------------------------

NR =  No Restriction
NA =  Not Applicable
*     See Section 4.4 for other common units of viscosity
**    Opacity constraint; See Section 7.1
***   Minimum for DLN
****  Test method for fuels lighter than No. 2

----------
(1) Fuel heating may be used to comply with viscosity requirements for conventional combustion systems.

(2) This test is to be run at 245(degrees)C. See paragraph 5.9 regarding dyed fuels.

--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 8 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

            TABLE 3-2 MAXIMUM ALLOWABLE TOTAL CONTAMINANT LEVEL FROM
                           FUEL, AIR, STEAM, AND WATER

--------------------------------------------------------------------------------
                               Maximum Permitted by Engine Frame
Contaminant       Units       CW191       W251       W501          Comments
--------------------------------------------------------------------------------
FBN               wt%         [*]         [*]        [*]
S                 wt%         [*]         [*]        [*]           See text
V                 ppmw        [*]         [*]        [*]           Without
                                                                   treatment
Na + K            ppmw        [*]         [*]        [*]           Standard
                                                                   Production
Na + K            ppmw        [*]         [*]        [*]           Coated Blades
                                                                   & Vanes, 3
                                                                   Rows
Ca                ppmw        [*]         [*]        [*]
Pb                ppmw        [*]         [*]        [*]
                              [*]         [*]        [*]
Ba                ppmw        [*]         [*]        [*]
Mn                ppmw        [*]         [*]        [*]
P                 ppmw        [*]         [*]        [*]
                              [*]         [*]        [*]
Cl                ppmw        [*]         [*]        [*]
--------------------------------------------------------------------------------

Definitions
--------------------------------------------------------------------------------
FBN   Fuel Bound Nitrogen        The above values are recommended maximums. In
                                 some cases, higher concentrations may be
                                 encountered. Their acceptability must be
                                 reviewed by Westinghouse.
S     Sulfur           V         Vanadium
Na    Sodium           K         Potassium
Ca    Calcium          Pb        Lead
Ba    Barium           Mn        Manganese
P     Phosphorous      Cl        Chlorides
--------------------------------------------------------------------------------

* Maximum allowable levels when an oxidation catalyst, SCR, or any highly active metal surfaces are present in the combustor or turbine exhaust.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL                Page: 9 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

4.0   FUEL PHYSICAL PROPERTIES

4.1   Flash Point

      The flash point is the fuel temperature at which there is sufficient flammable vapor to flash (burn) when brought into contact with an external flame. Minimum permissible flash points are regulated by national, state and local regulations. When the flash point is below the permissible value, explosion-proofing of electrical equipment to the appropriate codes is required.

      In general, fuels with flash points below 37.8(degrees)C (100(degrees)F) require such special safety precautions as outlined in the National Electrical Code Hazardous Locations Classification Class 1, Division 2, Group D.

4.2   Vapor Pressure

      Vapor pressure is the pressure, at a constant temperature, below which a liquid would begin to vaporize. The standard fuel system will accept fuels having a maximum vapor pressure of 14 kPa (2.0 psi). (Test ASTM D323; 37.8(degrees)C [100(degrees)F]) Above this limit, a secondary fuel system would be required, such as natural gas or No. 2 distillate, for the start-up and shut-down sequences. This limitation is imposed to prevent vapor lock in the fuel lines as well as at the nozzles during the ignition cycle. In addition, the use of a high vapor pressure fuel may require changes to the standard fuel pump and piping.

4.3   Pour Point

      The pour point is an indication of the lowest temperature at which a liquid fuel can be stored and still be capable of flowing under gravitational forces. Fuel flow at the pour point is greatly restricted, primarily because of the growth of wax crystals that can clog filters and piping. This condition is usually avoided if the pour point of the fuel is 17(degrees)C (30(degrees)F) lower than the minimum expected fuel temperature. Some waxy crudes, however, may require an even larger temperature differential.

      In general, the bulk fuel temperature in large storage tanks will correspond to the avenge seasonal ambient temperature. In cold climates, fuel forwarding piping might require insulating and heat tracing to meet the pour point criteria.

4.4   Viscosity

      The viscosity of a liquid is a measure of its resistance to flow. In fuel it is highly significant, since it indicates the relative ease with which it may be pumped, the


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 10 of 21
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
      degree of atomization at the fuel nozzles, and its lubricity characteristics for pumps and flow dividers.

      The standard fuel system requires a minimum kinematic viscosity of 1.8 cSt for satisfactory operation of the pumps and flow divider. Fuels with viscosity as low as 0.43 cSt may be considered, but will require special pumps and the addition of lubricity agents.

      The kinematic viscosity of the fuel must not exceed 5.8 cSt (501 frames) or 10 cSt (CW191, and W251 frames), for satisfactory ignition, and 20.5 cSt (all frames) for satisfactory operation following ignition. (All DLN engines are limited to a maximum liquid fuel viscosity of 2.4 cSt for all conditions. Please see Table 3-1.) Fuels not meeting these viscosity limits will require heating. An upper fuel temperature limit of 127(degrees)C (260(degrees)F) should not be exceeded, otherwise excessive thermal degradation of the fuel may occur.

      Heating will also increase the fuel vapor pressure which could affect ignition characteristics and increase the fire hazard (flash point).

      Note:        1.8 cSt          = 32 SSU              = 30 seconds Redwood 1
                   2.4 cSt          = 34 SSU              = 31 seconds Redwood 1
                   5.8 cSt          = 45 SSU              = 41 seconds Redwood 1
                  10.0 cSt          = 59 SSU              = 51 seconds Redwood 1
                  20.5 cSt          = 100 SSU             = 86 seconds Redwood 1

4.5   Ramsbottom Carbon Residue

      The carbon residue is a measure of the carbonaceous materials left in a fuel after all the volatile components are vaporized in the absence of air. It is a rough approximation of the tendency of a fuel to form carbon deposits in the fuel nozzle or in the combustor. In order to obtain measurable values of carbon residue in the lighter fuels, it is necessary to remove 90 percent of the oil by a prescribed method of distillation, and then determine the carbon residue concentrated in the remaining 10 percent bottoms.

      Distillate fuels must have a carbon residue of less than 0.35% by weight (0.15 weight % for DLN) measured on a 10% residuum. Crudes and heavier fuels may reach 12% by weight on a 100% sample. The acceptability of any value above those in Table 3.1 should be reviewed by Westinghouse, in conjunction with the complete fuel specification. See Opacity (Section 7.1) for other considerations.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
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TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
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

4.6   Bottom Sediment and Water (BS&W)

      Appreciable amounts of sediment (gums, resins, scale, sand or soil) and water in a fuel tend to cause fouling of the fuel-handling facilities. An accumulation of sediment in storage tanks and on filter screens obstructs the flow of oil from the tank to the combustion turbine, and requires increased maintenance. Water in distillate fuels may cause corrosion of tanks and equipment. BS&W is limited to 0.05% for No. 1 and No. 2 fuels (ASTM D396). Water in the heavier residual fuels (No. 3 to No. 6) may cause emulsions and, therefore, BS&W is limited to 1.0%.

      To avoid system contamination problems from BS&W, all fuel storage tanks, whether distillate or residual, should be equipped with floating suctions. Site oil tank management procedures, as well as detail drawings of tank suctions and drains must be submitted to Westinghouse for approval before operation of the engine on oil. The suctions should have low level bottom limits which ensure that the suction is always some distance from the bottom, to avoid the water and sediment that collect there. In addition, any sludge and water must be periodically drained from the bottom of the tanks to reduce the risk of contamination.

4.7   Ash

      Ash, the non-combustible material in an oil, may be present in fuel in two forms - solid particles or water/oil soluble metallic compounds.

      The solid particles are, for the most part, the same material that is designated as bottom sediment in the previous section. Depending on their size, these particles can contribute to wear in the fuel system, and to plugging of the fuel filter and the fuel nozzle. Most soluble metallic compounds do not normally create filter clogging problems. However, in the presence of water, certain compounds can react to form a sludge which can cause considerable blockage problems.

      Distillate fuels in DLN applications must have less than 0.01% by weight of ash, but crudes, residuals and blends may have considerably more. However, crudes, residuals, and other fuel blends are only appropriate with conventional (non-DLN) combustors. Should the ash content of a proposed fuel exceed 0.03% by weight, its acceptability should be reviewed by Westinghouse.

4.8   Wax

      Many paraffinic base crude oils and heavy distillates contain wax at room temperature. Most fuel analyses indicate the wax content in percent by weight. Filter plugging can result unless the fuel is heated sufficiently high to melt the wax. For most crude oils, a temperature level of 54(degrees)C-60(degrees)C (130(degrees)F-140(degrees)F) should maintain the wax in solution.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
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

      While no standard ASTM laboratory procedure exists for determining the melting point of wax, several current procedures are acceptable. Normally, the wax is separated from the fuel by conventional physical methods and independently heated to obtain the melting point.

4.9   Distillation Temperature

      In general, 90% of a No. 2 distillate fuel will be recovered at the distillation temperature of 338(degrees)C (640(degrees)F). Crudes, residuals, and blends will require a higher temperature to achieve this recovery, and the relation with temperature may not be linear. Deviations from linearity in the distillation curve may indicate the presence of impurities. For DLN applications, 90% of the fuel will be recovered at 288(degrees)C (550(degrees)F).

4.10  Thermal Stability

      High viscosity fuels, such as residuals and blends, may require heating to high temperatures to meet the viscosity requirements.

      The tendency of such fuels to resist breakdown into resins and deposits that might block filters is measured by the ASTM thermal stability test D3241 The fuel oil should not exceed the Number 1 classification in all DLN applications. There are no restrictions of this thermal stability test on conventional combustion systems.

4.11  Density

      The density of fuels for combustion turbine use is not critical. It will be of economic significance, however, in the purchase of fuel by volume. As the density of the fuel approaches that of water, there will be increasing difficulty in separating water from the oil in water wash fuel treatment systems. This usually occurs for a density above 970 kg/m3 (60.56 lbs/cu. ft.; API = 14.2; specific gravity = 0.97).

                                               141.5
      API Gravity (degrees) = -------------------------------------- - 13.15
                               sp.gr. @15.6 (degrees)C(60(degrees)F)

      Note: For converting from specific gravity to API gravity, the following can be used:


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
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

5.0   CONTAMINANTS

      Contaminants from all sources must be considered and accounted for when using the limits defined in this specification. Non-fuel borne contaminants from sources such as compressor inlet air, steam/water injection for NO(x) control or power augmentation, and water for evaporative coolers must be considered. The total fuel borne and non-fuel borne contaminants must not exceed the specified limits. The equation given in Section 3.0 should be used to determine the effective contaminant concentration.

      Westinghouse should be consulted for recommendations on the selection and use of appropriate systems for air filtration and water purification to minimize contamination from non-fuel sources.

      Trace elements may be found native to the fuel or they may be introduced during transport, handling or storage.

      Sodium, potassium, vanadium and lead induce corrosion of metals in the hot gas path of the turbine, whereas calcium causes ash deposits that may be difficult to remove and, hence, degrade performance.

      Special coatings and materials may be selected to minimize corrosion of components in the turbine hot gas path.

      Finally, the unit may be appropriately derated or operated at partial load at certain contaminant levels.

      Therefore, to meet expected parts life and to sustain good performance, it is recommended that these trace elements be held within the stated limits.

      5.1   Sulfur

            Sulfur, normally burning to sulfur dioxide, in the presence of excess oxygen can partially oxidize to sulfur trioxide in the turbine. In most localities, limits are set on the emission of SO(2) and SO(3) (i.e. SO(x)) from the stack, and thus the fuel sulfur must be limited to a level low enough to meet the SO(x) limit. Sulfur trioxide can combine with trace metal contaminants in the fuel ash to form low melting point compounds. These sulfate compounds cause severe corrosion to turbine hot section parts. Experience in the combustion turbine industry has shown that prevention of corrosion of hot section parts by limiting the sulfur content of the fuel is impractical. Corrosion control is therefore achieved by limiting the amount of trace metal contaminants in the fuel rather than limiting sulfur.

            For combined cycle and heat recovery applications, the sulfur restriction is 0.5% by weight. This limit is set to prevent condensation of sulfuric acid and subsequent


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class
No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

            HRSG and exhaust system corrosion. For sulfur levels above 0.5%, Westinghouse should be consulted.

      5.2   Fuel Bound Nitrogen

            Fuel bound nitrogen is converted into exhaust NO(x) during the combustion process. It must be limited to avoid exceeding allowable NO(x) limits at the particular site. Currently, the recommended maximum limit is 0.015 wt% for all applications. Higher levels may be encountered, but their acceptability is subject to Westinghouse review.

      5.3   Sodium Plus Potassium

            The behavior of sodium and potassium in the combustion turbine is very similar to that of vanadium. During passage through the hot gas path, these elements can combine with sulfur and/or vanadium to form highly corrosive compounds. These compounds are molten over a wide temperature range encompassing normal turbine operating conditions.

            Accordingly, the sodium plus potassium level is limited to 0.5 ppmw, for current production Westinghouse W501 turbines. For those Westinghouse units which have had special protective coatings applied on the first three stages of the turbine, a limit of 1.0 ppmw may be used for sodium plus potassium. Consult Westinghouse for information regarding coatings in specific turbines.

            Note: The allowable sodium plus potassium level for the CW 191 and W251 models is 1.0 ppmw.

      5.4   Vanadium

            During the combustion process, vanadium can combine with other elements in the hot gas path to form low melting point compounds, such as vanadium pentoxide, which cause severe corrosion of turbine hot section parts. Fuel employed in Westinghouse combustion turbines without special treatment is strictly limited to a maximum of 0.5 ppmw vanadium. For vanadium levels in excess of 0.5 ppmw, the fuel must be treated with an appropriate additive.

            Note: The allowable vanadium level (without treatment) for the CWl9l turbine is 2.0 ppmw.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class
No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

      5.5   Calcium

            Calcium is not harmful from a corrosion standpoint; in fact, it serves to inhibit the corrosive action of vanadium. However, calcium can lead to hard and tenacious deposits which are neither self-spalling when the gas turbine is shut down, nor readily removable by water-washing of the turbine. Since these deposits will degrade performance, the maximum limit for calcium is 10 ppmw.

      5.6   Lead

            Lead can cause corrosion and impair the beneficial inhibiting effects of magnesium additives used in conjunction with high vanadium levels. When lead is present with other corrosion causing impurities (e.g., Na, K, V) the corrosion is more rapid than with any single impurity. Since lead is rarely found in significant quantities in crude oil, its appearance in the fuel is primarily the result of contamination during processing or transportation. For reliable turbine operation, lead is limited to a maximum of 0.5 ppmw.

      5.7   Other Contaminants

            Barium and manganese have been shown to accelerate hot corrosion of turbine parts in the presence of sodium and/or sulfur. Certain fuel additives use these elements to reduce exhaust smoke levels. Barium compounds are sometimes added to fuel as sludge dispersants.

            Phosphorous is an another impurity which can cause hot corrosion in combustion turbines. The most likely source of this contaminant is the inlet air which, in some geographic areas, can contain high amounts of phosphorous-containing dust.

            There is insufficient test data to define exact maximum limits on the amount of barium, manganese and/or phosphorous permitted in the turbine hot section. It is recommended, however, that the concentration of individual contaminants should not exceed 2.0 ppmw.

      5.8   Red Dye

            On November 24, 1993, the Internal Revenue Service issued a "Notice of Proposed Rule Making" defining a policy of dyeing fuels for non-road applications. The fuel is less expensive because the fuel tax is not paid at the bulk fuel terminals. Tests have shown that the red dye does not affect the thermal stability of either No. 2 fuel or Jet A.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class
No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 16 of 21
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

6.0   FUEL TREATMENT

      Fuels which do not meet the requirements as specified in the previous two sections must be treated in order to be suitable for use in Westinghouse combustion turbines. Various fuel treatment approaches can address both the physical and chemical properties of the fuel.

      6.1   Treatments Employed to Alter Physical Properties

            Some of the fuels available for use in combustion turbines, typically residuals and heavy distillates, require heating to satisfy certain physical properties. Low viscosity, light distillates need additives to improve lubricity characteristics.

            6.1.1 Heating

                  Heating of the fuel is sometimes required to raise the temperature above its pour and wax melting points to improve pumpability, improve treatment separation of contaminants, and obtain suitable viscosity for atomization by the fuel nozzles.

            6.1.2 Use of Additives

                  Although light fuels are normally clean burning (low emissions and minimal nozzle clogging), their low viscosities are troublesome for certain fuel system components.

                  In order to continuously handle fuels with viscosities in the
                  1.4 to 1 .8 centistoke range (jet fuels), a lubricity additive injection system would be needed. Fuels approaching the minimum limit of 0.43 cSt would require a complete optional fuel system, including special fuel pump, and additive injector pump.

      6.2 Treatments Employed to Reduce the Corrosive Effects of Trace Metal Contaminants

            Should the fuel contain higher than allowable concentrations of these elements, several alternatives may be considered to improve its acceptability. Desalting by water washing is a commonly used technique to reduce the concentration of sodium and potassium, and is partially effective for calcium. Additives may be used to inhibit the corrosive effects of vanadium, and, less frequently, to counteract the effects of modest amounts of sodium plus potassium.

            6.2.1 Water Washing

                  Water washing of fuel is the preferred treatment for removing excess sodium and potassium, which is primarily in the form of water soluble compounds. This treatment involves the mixing of the fuel, wash water, and a demulsifying


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class
No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
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TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                  agent, followed by separation. The separation of the fuel from the water solution (which has attracted the corrosive salts) can be done by either a centrifugal, electrostatic or hybrid system. The latter is employed for heavy residuals to make use of the best features of each method of separation.

                  For fuels having sodium plus potassium levels between 1.0 and
                  10.0 ppmw and up to 10 ppmw vanadium, it is possible to treat for corrosion inhibition with special additives. This is handled on a case-by-case basis through consultation with Westinghouse.

            6.2.2 Use of Additives

                  The addition of an oil soluble magnesium based compound to fuels containing vanadium greater than 0.5 ppmw is an effective means of inhibiting the detrimental effects of vanadium in the turbine hot section. A magnesium to vanadium weight ratio of 3.0 has been shown to produce optimum results. Note that lead, if present, can interact with the vanadium requiring additional magnesium to be added. In this case the magnesium to vanadium + lead weight ratio should be 3.0. The additive should be uniformly dispersed throughout the fuel prior to reaching the fuel nozzles.

                  After a number of operating hours on magnesium inhibited fuels, deposits will accumulate on the turbine blades and vanes, subsequently reducing turbine output. Periodic cleaning, via an off-line water wash cycle, is needed to restore the lost power. Strict procedural safeguards are incorporated into the wash cycle to prevent ferritic corrosion by the chlorides present in the water.

7.0   ENVIRONMENTAL CONSIDERATIONS

      Regulations regarding the allowable concentrations or quantities of various pollutants in the combustion turbine exhaust have been developed by various national, state and local environmental agencies. The influence of various fuel components on the pollutants presently regulated can be described.

      7.1   Opacity

            Opacity levels are affected by the fuel constituents. The hydrogen content of a fuel affects its smoking tendency, with a decrease leading to a more visible exhaust plume. In general, the hydrogen content decreases as fuels get heavier. No. 2 distillates normally contain 12 to 13.5% hydrogen. If required opacity levels are below 20% (based on standard stack design), the fuel must have a weight ratio of carbon to hydrogen less than 6.3, (approximately 13.5 to 13.8% hydrogen) a Diesel index* greater than 60, and a Ramsbottom carbon residue on 10% residuum less than 0.15 wt % (ASTM D 524/D
            86).


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
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

            * Diesel Index is: (1/100) x (API Gravity) x (Aniline Point in Deg. F) Aniline Point is determined by ASTM D 611.

      7.2   Sulfur

            Fuel sulfur forms both sulfur dioxide (SO(2)) and a small portion of sulfur trioxide (SO(3)). Local or regional environmental regulations will limit emissions of SO(2), which will affect the allowable fuel sulfur levels. The recommended maximum fuel sulfur for engine operation is 0.5 wt%.

      7.3   Particulates

            The SO(3) that is formed combines with the water generated in the combustion process to make sulfuric acid (H(2)SO(4)) mist. Since the mist will collect on a fine filter, it is often included in the particulate emissions.

      - The additive used for the suppression of vanadium corrosion contains magnesium, and the resultant compounds form solid particulates. Ash, by definition, is non-combustible, and passes directly into the exhaust as a solid particulate.

      7.4   Nitrogen Oxides

            Fuel bound nitrogen is readily converted to nitrogen oxides (NO(x)) during the combustion process. With stringent NO(x) level regulations, fuel bound nitrogen must be reviewed in conjunction with the thermal NO(x) component, which is exponentially dependent on flame temperatures reached during the combustion process.

8.0   FUEL, AIR, STEAM AND WATER EVALUATION

      In order to determine the feasibility of burning a candidate liquid fuel in a Westinghouse combustion turbine, a representative oil analysis shall be submitted to Westinghouse for review and recommendation, together with the ambient air and injected steam/water quality. Where analytical services are not available they can be purchased from Westinghouse.

      Subsequent to the analysis of the fuel, inlet air, and steam/water quality, an overall fuel treatment/coatings/inlet air filtration program can be formulated.

      8.1   Fuel Sampling Method

            Fuel samples should always be drawn from a sampling point in the pipe or tank which will provide fuel that is well-mixed, in order to assure an accurate representation. When sampling from storage, ASTM Method D 4057 or equivalent should be followed. The sample (at least one gallon) should be stored in a plastic vessel, either polyethylene or polypropylene, that is tightly sealed to prevent loss of volatiles. Since


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
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TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
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

            certain constituents are significant at the part per million level, extreme care must be taken in sampling to ensure that a representative sample is delivered to the laboratory.

      8.2   Fuel Analysis Requirements

            A complete evaluation of a candidate fuel depends on an assessment of the specification requirements outlined in Sections 4.0 and 5.0.

            An analysis of the proposed fuel (per recommended ASTM methods) should be submitted covering all the physical and chemical data listed below.

      8.3   Inlet Air Analysis Requirements

            Inlet air contaminants must be considered when determining the total contaminant level. An analysis of the inlet air should be submitted covering the pertinent contaminants outlined in the specification. In those cases where evaporative cooling is employed, inlet air sampling must be downstream of the evaporative cooler.

      8.4   Steam and Water Injection Quality

            In general, demineralized water is required (a degasification stage is not required). The pH should fall in the range 7.0 to 8.0, with the following exception: For applications where the demineralized water is stored in a tank vented to the atmosphere, the pH may be allowed to decay to a level of 5.5, due to absorption of carbon dioxide. In this case, adequate measures must be taken in the design of the water storage, handling, and forwarding system to prevent system corrosion due to increased water acidity.

            The oxygen level, as determined by O(2) saturated water, should not exceed 9 ppmw. The concentration of iron plus copper in the steam or water should be less than 0.1 ppmw. The concentration of silica in the steam or water should be less than 0.1 ppmw, to avoid plant equipment problems, and degradation of efficiency. These and other solids are assumed to oxidize during the combustion process and result in added particulate emissions.

            The concentration of Na, K, Ca, V, Pb, Mn and P in the steam or water must be sufficiently low so that when combined with the same elements contained in the fuel, according to the formula in Section 3.0, the limits in Table 3-2 will not be exceeded.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class
No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

                        TABLE 8-1. FUEL ANALYSIS REQUIRED

------------------------------------------------------------------------------------------------------
Physical Properties                        ASTM Method            Chemical               ASTM Method
                                                                  Properties
------------------------------------------------------------------------------------------------------
Flash Point                                D 93                   Carbon                 (See Note 1)
Flash Point                                D 56*
Vapor Pressure                             D 323                  Hydrogen               (See Note 1)
Pour Point                                 D 97                   Oxygen                 (See Note 1)
Kinematic Viscosity,                       D 445                  Nitrogen               D 4629
    at 40(degrees)C and 100(degrees)C                             Sulfur                 D 129, D4294
     (104(degrees)F and 212(degrees)F)                            Aniline Point          D 611
Carbon Residue                             D 524                  Sodium                 D 3605
Water and Sediment                         D l796                 Potassium              D 3605
Water Content                              D 95                   Vanadium               D 3605
Filterable Dirt                            D 2276                 Calcium                D 3605
Ash                                        D 482                  Other metals over 2    D 3605
                                                                  ppm
Wax Content                                (Note 1)               Chlorides              D 808
Wax Melting Point                          (Note 1)
Distillation                               D 86
Thermal Stability                          D 3241
Peroxides                                  D 3703
Gum                                        D 381
Density                                    D 1298
Gross Heat of                              D 4809
Combustion
Bromine Index                              D 2710
Smoke Point                                D 1322
------------------------------------------------------------------------------------------------------

Note: No standard reference test exists; contact Westinghouse for mutually acceptable test method. Wax determination is needed for crudes and heavy distillates only.

*     For use with high volatility fuels such as Jet A and kerosene.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Power Generation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Power Generation. Proprietary Class
No. 2.
--------------------------------------------------------------------------------
DOCUMENT NO. 21T4424                            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE LIQUID FUEL SPECIFICATION                  TYPE     REV
                                                               ESP      004
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 7/28/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 21 of 21
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT

                                  WESTINGHOUSE
                                    GAS FUEL
                                  SPECIFICATION

 Written by:      /s/ Bruce Rising                                12/15/97
                ------------------------------------        --------------------
                  B. W. Rising                                     Date
                  Environmental Engineering

Reviewed by:      /s/ P.W. Pillsbury                              12/16/97
                ------------------------------------        --------------------
                  P. W. Pillsbury                                  Date
                  Combustion Technology

Reviewed by:      /s/ Paul G. Minard                              12/13/97
                ------------------------------------        --------------------
                  P. G. Minard                                     Date
                  Operating Plant Technical Support

Approved by:      /s/ F. W. Shoemaker                             12/16/97
                ------------------------------------        --------------------
                  F. Shoemaker                                     Date
                  Plant Thermal Systems

Approved by:      /s/ Jeffrey A. Wilkins                          12/16/97
                ------------------------------------        --------------------
                  J. A. Wilkins                                    Date
                  Auxiliary Equipment Design

Approved by:      /s/ Steven J. Vance                              1/7/98
                ------------------------------------        --------------------
                  S. J. Vance                                      Date
                  Materials Engineering

Reference:___________

WBS: 361
     ---

Review Level: 5
              ---


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  1 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                                 REVISION SHEET

--------------------------------------------------------------------------------
                REISSUE
 REVISION         DATE       SECTION       DESCRIPTION OF CHANGE
--------------------------------------------------------------------------------
   001          7/11/79       All       Original Issue
--------------------------------------------------------------------------------
   002          1/11/85     App I&II    Added
--------------------------------------------------------------------------------
   003          1/11/85     Table I     Added along with Total Contaminants
                                        Section
--------------------------------------------------------------------------------
   004         11/17/97       All       Major Rewrite
--------------------------------------------------------------------------------
   005          1/7/98        7.3       Changed "67% by volume" to read "40%
                                        by volume
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  2 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                                TABLE OF CONTENTS

SECTION                                                                    PAGE

REVISION SHEET ............................................................  2

1.0 INTRODUCTION ..........................................................  4

2.0 BACKGROUND ............................................................  4

3.0 HEAT CONTENT ..........................................................  4

4.0 PRESSURE/TEMPERATURE ..................................................  5

5.0 CONDENSABLE LIQUIDS IN THE GAS ........................................  6

6.0 FLAMMABILITY ..........................................................  6

7.0 FUEL CONTENT ..........................................................  7

8.0 CONTAMINANTS ..........................................................  8

9.0 CO-FIRED FUEL OPERATION ............................................... 16


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric
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--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  3 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

1.0   INTRODUCTION

      The purpose of this specification is to define the qualities and properties of gaseous fuels to be used in Westinghouse combustion turbines. Specific limits are placed on fuel gas properties to ensure operability and maintainability.

      In cases where there are deviations from the requirements specified within this document, Westinghouse must be consulted. Also, a chemical analysis of the fuel must be submitted for review.

2.0   BACKGROUND

      Historically, high energy natural gas has been the primary gaseous fuel burned in combustion turbines. Its clean burning characteristics, coupled with ready availability, have made it an ideal fuel for such service.

      Almost all types of gaseous fuel can be burned in conventional, diffusion flame Westinghouse combustion turbines. This includes gases ranging from coal gas, with low energy content, to gases with high energy content such as natural gas, butane, or propane. Gas mixtures with widely varying chemical content, such as refinery waste gases, have also been successfully used in combustion turbines. The most important fuel property restrictions follow in the attached text. Dry Low NO(x) (DLN) combustion systems have additional fuel restrictions, as described in Tables II and III.

3.0   HEAT CONTENT

      Heat content shall be reported on both a lower and higher heating value basis. This will be done on both a volumetric (e.g. Btu/scf) and mass (e.g. Btu/lb) basis. Some typical LHVs are provided in Table I. Allowable limits are specified in Table III. Gas heating value can be calculated based on the identified gas constituents, and using standard heating value reference data for these constituents, or determined by the bomb calorimeter method.

      In order to determine fuel handling requirements, heating value and specific gravity are the characteristics of natural gases which must be considered. These are combined into a convenient term called Gas Index
      (GI), which is also referred to as the Wobbe Index.

      3.1   Gas Index (Wobbe Index)

            Gas Index (GI), or Wobbe Index, is defined by the ratio of the lower heating value of the fuel to the square root of the specific gravity:


--------------------------------------------------------------------------------
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Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  4 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

            GI = LHV(vol)/sqrt(SG)                                     [1]

            where:

            LHV(vol) = lower heating value in BTU/scf

            SG = (fuel gas density)/(density of air), all at standard
                                                      conditions(1)

            This index is useful in determining the acceptability of a gas for a given application. For example, for a given fuel nozzle dimension, differing gases with the same index can be used without requiring a hardware change.

            Example:

            For a gas with LHV(vol) = 900 BTU/scf and S.G. = 0.6

            GI = 900 divided by (0.6)^(1/2) = 1161.9 BTU/scf.

            Most common natural gases having a GI of 1200 +/- 15% can be handled with conventional diffusion flame equipment. However, once a gas is defined for specific applications, day to day variation should not exceed +/- 2%. This is because once a gas is defined for starting, the minimum gap is set for the gas fuel throttle valve to provide the correct ignition flow for the turbine. If the gas index varies too widely, adequate heat input may not be attained for ignition. DLN applications may have different limits from standard combustion systems depending upon the specific fuels and configurations involved. For starting applications the gas index variability should not exceed +/- 2%. The GI may vary +/- 15% once the machine has reached full speed no load, and been synchronized with the grid. Continuous gas index monitoring is required in cases where significant GI variability is expected.

            The density of fuels for combustion turbine use is not critical. However, it will be of economic significance in the purchase of fuel by volume.

4.0   PRESSURE/TEMPERATURE

----------
(1) Standard conditions are 59(degrees)F, 1 atmosphere


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  5 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

      The fuel supply pressure depends upon the unit frame size, minimum ambient temperature, elevation, and combustion system. The approximate gas pressure range on most Westinghouse frames is 260-475 psig. DLN applications require a minimum of 350 psig. Once the site pressure regulators have been set the pressure must remain within +/- 2% of set point and the rate of change limited to 2 %/min.

      The fuel gas may be heated to improve turbine efficiency. If fuel heating is employed, the recommended maximum fuel temperature is 300(degrees)F, however temperature limits are determined by the fuel supply system, nozzle style, and combustion limitations. Heating of fuels beyond the above listed limits will increase flame temperatures and increase nozzle velocities, both of which may affect emissions and required supply pressure. Minimum temperature limits depend upon the type of fuel gas and supply pressure being considered, and are described further in Section
      5.0. A vapor-pressure chart should be consulted to determine if minimum temperature requirements are being met.

5.0   CONDENSABLE LIQUIDS IN THE GAS

      The fuel gas as fed to the nozzles of the combustion system must not contain any constituents in the liquid state. This means that the temperature of the fuel gas must exceed the measured dew point of the fuel gas by 50(degrees)F. If the dew point cannot be measured and must be calculated, it must be calculated based on a chromatographic analysis including all hydrocarbons up to, and including, C(14). Minor traces of heavier liquid hydrocarbons that might be carried over from the source of fuel supply should be excluded from the fuel system. This carryover of liquid can usually be prevented by taps and heaters in the fuel supply line.

      No liquid hydrocarbons are permitted in the fuel gas as it is delivered to the combustion turbine. Liquid carryover can be detrimental to the engine and auxiliary parts life. Liquids can be removed by a knockout scrubber followed by separators and heaters. Long runs of pipe between the gas conditioning equipment and the physical arrangement can allow pockets of liquid to collect. For these situations, a final separator near the combustion turbine is also recommended. Proper liquid level alarms and shutdown protection are also recommended.

6.0   FLAMMABILITY

      Fuel flammability is important when considering ignition and combustion stability at operating conditions. The flammability limits are quoted as a rich limit (high fuel to air ratio) and a lean limit (low fuel to air ratio). The ratio of these rich and lean limits shall be evaluated at 1 atm/59(degrees)F and must be within the required flammability limit ratio, (usually 2.0). Credit may be given for the beneficial effect of the elevated temperature of


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  6 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final
      the combustion air and the fuel (if heated), if the effect of heating for that particular combination can be found in a reliable literature reference.

      Example:

        Methane (CH(4)) has:

            a lower inflammability limit of 5.00 % by volume

            an upper inflammability limit of 15.00% by volume

        The flammability ratio (rich-to-lean) is:

            RL/LL = 15/5 = 3.0

7.0   FUEL CONTENT

      7.1   Olefins (C(n)H(2n))

            Olefins (e.g., C(2)H(4), C(3)H(6)) may be a constituent of some gas fuels, especially chemical plant and refinery off-gases. It has been observed that these olefins may lead to coking of nozzles. This becomes an important factor especially when DLN equipment is employed where gas port sizes are small. Acceptance levels for olefin content are limited to 4% by volume. Fuel heating may also affect the olefin coking reaction, thus fuel heating is not recommended for plants which employ high olefin content fuels.

      7.2   Oxygen

            For fuels which contain olefins, an additional limit on oxygen concentration of 2% by volume of fuel shall also be met, since the olefin coking reaction is increased in the presence of oxygen.

      7.3   Hydrogen

            For conventional diffusion flame combustion systems, the maximum amount of hydrogen allowable in a fuel is 40% by volume, provided hydrogen embrittlement of system delivery components will not occur and all other requirements are met. For DLN applications, the maximum limit of hydrogen by volume of fuel is 40%. Lower limits may be required on some CT frames. It should be noted that NO(x) emissions for fuels with high levels of hydrogen may be higher than for standard natural gas.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page:  7 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

      7.4   Higher Hydrocarbons

            Fuel gases containing more than 5% ethane (C(2)H(6)), 1.5% propane (C(3)H(8)), or 0.20% higher hydrocarbons should not be used for DLN applications.

      7.5   Fuel Bound Nitrogen

            Fuel bound nitrogen (FBN) is readily converted to nitrogen oxides (NO(x)) during the combustion process. FBN may be present in some syngas fuels in the form of NH(3) (ammonia) and HCN (hydrogen cyanide). With stringent NO(x) level regulations, fuel bound nitrogen must be reviewed in conjunction with the thermal NO(x) component, which is exponentially dependent on flame temperatures reached during the combustion process.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

8.0   CONTAMINANTS

      Contaminants from all sources must be considered and accounted for when using the limits defined in this specification. Non-fuel borne contaminants from sources such as compressor inlet air, steam/water injection for NO(x) control or power augmentation, and water for evaporative coolers must be considered. The total fuel-borne and non-fuel borne contaminants must not exceed specified limits. The equation given in
      Section 8.5 should be used to determine the effective contaminant concentration. Trace elements may be found native to the fuel or they may be introduced during transport, handling or storage. Sodium, potassium, vanadium and lead induce corrosion of metals in the hot gas path of the turbine, whereas calcium causes deposits that may be difficult to remove and, hence, degrade performance. Special coatings and materials may be selected to minimize corrosion of components in the turbine hot gas path. Finally, the unit may be appropriately derated or operated at partial load at certain contaminant levels. Therefore, to meet expected parts life and to sustain good performance, it is required that the total of these trace elements from all sources be held within the stated limits given in Table II, corrected to a fuel equivalent basis.

      8.1   Specific Contaminants

            8.1.1 Sulfur

                  Sour gas fuels can contain high levels of sulfur, however, most natural gases have been sweetened (sulfur removed). In the presence of excess air, fuel sulfur produces combustion products which are substantially SO(2). However, a small percentage of the SO(2) may further oxidize to form SO(3). Sulfur trioxide can combine with trace metal contaminants from the fuel (or other sources) to form low melting point compounds. These sulfate compounds cause severe corrosion to turbine hot section parts.

                  Experience in the combustion turbine industry has shown that prevention of corrosion of hot section parts by limiting the sulfur content of the fuel is impractical. Corrosion control is therefore achieved by limiting the amount of trace metal contaminants in the fuel (and air) rather than limiting sulfur. For combined cycle and heat recovery applications, the sulfur restriction is 0.5% by weight, for all fuels, corrected for LHV using the equation in paragraph 8.5. However, permit restrictions may require a lower limit. This limit is set to prevent condensation of sulfuric acid and subsequent HRSG and exhaust system corrosion.

            8.1.2 Sodium Plus Potassium


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Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                  A likely source of sodium (and similar alkalis) is salt from seawater or sea spray. This is most likely to occur in coastal regions. The behavior of sodium and potassium in the combustion turbine is very similar to that of vanadium. During passage through the hot gas path, these elements can combine with sulfur and/or vanadium to form highly corrosive compounds. These compounds are molten over a wide temperature range which encompasses normal turbine operating conditions.

                  Accordingly, the sodium plus potassium level is different when using coated and uncoated components. Consult Westinghouse for information regarding coatings in specific turbines.

            8.1.3 Chlorides

                  Coming primarily from air, water, or steam, but also occasionally from fuel, chlorides contribute to hydrochloric acid pitting of turbine components during shut down periods, and are therefore limited. Chlorides may also accelerate corrosion at high temperatures in the hot gas path.

            8.1.4 Particulates

                  Particulates are limited to prevent erosion and deposition on the components in the turbine and the compressor. Large particles will cause erosion on the trailing edges of airfoils and ceramic coatings. Airfoil cooling effectiveness could be affected if erosion is severe. Small particles will deposit onto the leading surfaces of the airfoils and restrict the flow path. If deposition is severe, performance will deteriorate, and the compressor surge margin will diminish. Issues with particulates are important and levels must be limited when using coal and well-head gases. Air, water, and fuel particulate content should be summed and verified to meet the limits shown in Table IV.

            8.1.5 Water

                  Water in fuels may cause corrosion of tanks and equipment and the formation of gas hydrates. If there is a potential problem with water, to avoid system contamination problems, contact Westinghouse for proper storage and protection methods. See
                  Section 5.0.

            8.1.6 Calcium


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This drawing contains information proprietary to Westinghouse Electric
Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
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                                                                  CP98103t-final

                  Calcium is not harmful from a corrosion standpoint; in fact, it serves to inhibit the corrosive action of vanadium. However, calcium can lead to hard and tenacious deposits which are neither self-spalling when the gas turbine is shut down, nor readily removable by water-washing of the turbine. Also, they may abrade turbine coatings. An example of these tenacious deposits is anhydrite (CaSO(4)). Since these deposits will degrade performance, a maximum limit has been established.

            8.1.7 Other Contaminants

                  Although rare in gas fuels, vanadium if present, can combine with other elements in the hot gas path to form low melting point compounds, such as vanadium pentoxide, which cause severe corrosion of turbine hot section parts. When no inhibitors are used, the amount of this contaminant which enters Westinghouse combustion turbines is strictly limited.

                  Barium and manganese have been shown to accelerate hot corrosion of turbine parts in the presence of sodium and/or sulfur. Manganese has been shown to reduce the effectiveness of the magnesium additives generally used for vanadium inhibition.

                  Phosphorous is another impurity which can cause hot corrosion in combustion turbines. The most likely source of this contaminant is the inlet air which, in some geographic areas, can contain high amounts of phosphorous containing dust. See Table II for limits.

                  There is insufficient test data to define exact maximum limits on the amount of barium, manganese and/or phosphorous permitted in the turbine hot section. It is recommended, however, that the total concentration of these contaminants should not exceed the limits given in Table II.

                  Lead can cause corrosion and impair the beneficial inhibiting effects of magnesium additives used in conjunction with high vanadium levels. When lead is present with other corrosion causing impurities (e.g., Na, K, V) the corrosion is more rapid than with any single impurity. See Table II for limits.

      8.2   Inlet Air Contaminants

            The compressor inlet air can greatly increase the level of impurities entering the hot gas path. To determine the extent of contamination, the air-to-fuel mass flow


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This drawing contains information proprietary to Westinghouse Electric
Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
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This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
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TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 11 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final
            ratio is multiplied by the air contaminant level in ppmw (ppm by weight) to obtain the contaminant concentration on an assumed fuel equivalent basis.

            For example, 20 ppb (parts per billion) of sodium (Na) in the inlet air is equivalent to approximately 1.0 ppm sodium in the fuel on a weight basis for natural gas. Use the expressions in Section 8.5 to calculate the contaminant requirements.

            For combustion turbine installations where the total of the concentrations of sodium, potassium, vanadium, lead, and phosphorous in the inlet air are greater than those levels specified in this document, additional air filtration units are required. When totaling the amount of air contaminants, care should be taken to determine the contaminants that will enter the turbine, after all filtration is complete. An accurate assessment of the filtration efficiency is required. In those cases where evaporative cooling is employed, inlet air sampling must be downstream of the evaporative cooler.

      8.3   Water and Steam Borne Contaminants

            Water and steam employed for evaporative cooling, emissions control, or power augmentation can also increase the level of impurities entering the hot gas path. Calculation of water-borne contaminants entering the turbine on a liquid fuel equivalent basis is accomplished in the same manner as illustrated for air-borne contaminants. See Section 8.5.

            In general, demineralized water is required (a degasification stage is not required). The pH should fall in the range 7.0 to 8.0, with the following exception: for applications where the demineralized water is stored in a tank vented to the atmosphere, the pH may be allowed to decay to a level of 5.5, due to absorption of carbon dioxide. In this case, adequate measures must be taken in the design of the water storage, handling, and forwarding system to prevent system corrosion due to increased water acidity.

            The oxygen level, as determined by O(2) saturated water, should not exceed 9 ppmw. The concentration of contaminants in the steam/water should be less than the limits specified in Table II to prevent corrosion.

            Water/steam borne solids are assumed to oxidize during the combustion process and result in added particulate emissions.

            As noted in the air-borne contaminant section, when evaporative coolers are employed samples of the air are taken downstream of them. Thus, the


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 12 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final
            contaminants in the water being used by the evaporative cooler will be accounted for in the air analysis and should not be doubly counted.

      8.4   Additives

            For various reasons, additives for fuel gas, water, or steam may be proposed. This will require Westinghouse approval. These additives shall be analyzed and the chemistry and contaminants contained within them should be accounted in the overall levels entering the turbine.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 13 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

      8.5   Calculation of Contaminants

            To be acceptable for use in Westinghouse combustion turbines, the gas fuel must meet the physical property limits of Appendix I, and the allowable total contaminant limits of the fuel and all other sources, such as inlet air, steam, or water injection shall meet the limits of Table II. To sum contaminants from all sources the following formula shall be used:

      TCL(i) = R x {I(f) + [I(air) x (1-K(A))x(A/F)]+[I(stm)x(S/F)]+
                 [I(w)x(W/F)]+[I(add)x(AD/F)]}

      where:

            TCL(i) = equivalent total contaminant level, ppmw, i is the individual species of concern

            I(f) = contaminant level in fuel entering turbine, ppmw

            I(air) = contaminant levels in air entering filters, ppmw

            I(stm) = contaminant level in injection steam entering turbine, ppmw

            I(w) = contaminant level in injection water entering turbine, ppmw

            I(add) = contaminant level in additives entering turbine, ppmw

            A/F = air to fuel weight ratio

            S/F = steam to fuel weight ratio

            W/F = water to fuel weight ratio

            AD/F = additive to fuel weight ratio

            K(A) = efficiency of air filters (0=no filtering; 1.00=all filtered)

      R     =     LHV ratio = (LHV Reference Fuel/LHV Actual Fuel)

            =     (20960 BTU/lb)/(LHV Actual Fuel in BTU/lb)

                  The total contaminant level entering the turbine must be less than the limit given in Table II. If fuel additives are used which affect the heating value of the fuel, this altered LHV (fuel + additive) should be used as the "LHV Actual Fuel in BTU/lb", above. For allowable fuel borne particulates, reference Table IV.

      8.6   Fuel, Air, Additive, and Water Evaluation


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 14 of 27
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FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

            Prior to burning gaseous fuels in Westinghouse combustion turbines, it is required that the analytical results are submitted to Westinghouse for approval. Existing units with possible contamination issues must have the analyses performed with results submitted to Westinghouse for review and recommendation. The ambient air quality, injected water quality, and any additive analysis results must also be submitted. The fuel, air, water, and additive analysis should cover all requirements as specified in this document. Subsequent to the analysis of the fuel, inlet air, and steam/water quality, an overall fuel treatment/coatings/inlet air filtration program can be formulated.

            The following Appendices present the tests necessary for evaluation and additional limits:

                  o Fuel Requirements and Analysis       -Tables I - VI

                  o Water/Steam Analysis                 -Appendix I

                  o Air Analysis                         -Appendix II

                  o Additive Analysis                    -Appendix III

            When performing a complete evaluation of a particular unit, results of the following shall be analyzed:

                  o air entering the turbine after the evaporative cooler & all filtration

                  o water entering the turbine for injection after all
                    filtration

                  o steam entering the turbine for injection after all
                    filtration

                  o fuel entering the turbine after all filtration

                  o additive

                  o fuel plus additive entering the turbine after all filtration

            8.6.1 Analysis Requirements

                  A complete evaluation depends on an assessment of the specification requirements outlined in the above listed Appendices. An analysis of the proposed fuel, water, air, or additive (per recommended ASTM methods)


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 15 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final
                  should be submitted covering all the physical and chemical data listed. Since certain constituents are significant at the part per million level, extreme care must be taken in sampling to ensure that a representative sample is delivered to the laboratory. Readings shall be accurate to within the following:

      --------------------------------------------------------------------------
             LIMIT LISTED IN TABLE II                          ACCURACY
             ------------------------                          --------
      --------------------------------------------------------------------------
             % volume (> 1% req't)                             +/- 0.05%
             % volume (<= l% req't)                           +/- 0.001%
                   >3.0 ppmw                                 +/- 0.1 ppmw
                   <=3.0 ppmw                                +/- 0.01 ppmw

            8.6.2 Sampling Requirements

                  If samples are to be provided to Westinghouse for evaluation, they should be stored in a stainless steel pressure cylinder of at least 500 ml capacity and 200 psig. The specific sampling point location shall be documented with the sample. The location shall be such that it will provide a sample that is well-mixed in order to give an accurate representation. This location shall be provided to Westinghouse with the samples' results.

9.0   CO-FIRED FUEL OPERATION

      There are some applications of co-firing gaseous and liquid fuels. This is where gas and liquid fuels combust simultaneously (they are supplied through different passages). Specific control system changes are required. A minimum flow rate for the "second fuel" needs to be specified in order to prevent engine shutdown in the event one of the fuel delivery systems develops a problem. For conventional, diffusion flame combustion systems, this minimum flow is typically 25-30% of the total flow (adjusted for energy content) at base load. If the engine load is reduced, this percentage will necessarily increase. Typically, when loads become too low (60% of base for liquid fuel-gas mixtures), this minimum requirement cannot be satisfied. Co-firing is not available for DLN combustion systems.

      When co-firing on gas and liquid fuels, the liquid fuels shall meet all the requirements of 21T4424.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 16 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

         TABLE I: ESTIMATED HEATING VALUES & SPECIFIC GRAVITIES OF SOME
                                COMBUSTION GASES

NSI PTC-22 Gaseous fuel data.

------------------------------------------------------------------------------------------------------------------------------------
Compound      Formula       MW     Gas Constant    Specific  Specific    Specific Heat               Heating value             Comp
                                  (ft-lb/(lbm-R)   Gravity    Volume      (Btu/lbm-R)                 (Btu/ft^3)              ress-
                                                            (ft^3/lbm)                        Dry              Saturated     ibility
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Cp      Cv       High    Low       High     Low
------------------------------------------------------------------------------------------------------------------------------------
Methane         CH(4)     16.043       96.32       0.5539     23.5689   0.5266  0.4028     1012    911.2     994.4   895.4    0.9981
Ethane        C(2)H(6)    30.070       51.39       1.0382    122.4924   0.4097  0.3436    1772.9  1621.6    1742.1  1593.4    0.9916
Propane       C(3)H(8)    44.097       35.04       1.5224     8.4360    0.3381  0.3431    2523.0  2321.4    2479.9  2281.1    0.9820
Isobutane     C(4)H(10)   58.124       26.59       2.0067     6.3237    0.3872  0.3530    3260.1  3008.0    3203.4  2955.7    0.9702
N-Butane      C(4)H(10)   58.124       26.59       2.0067     6.3002    0.3867  0.3525    3269.6  3017.5    3212.7  2965.0    0.9666
Isopentane    C(5)H(12)   72.151       21.42       2.4910     5.2506    0.3827  0.3552    4009.4  3706.0    3939.7  3641.9    1.0004
N-pentane     C(5)H(12)   72.151       21.42       2.4910     5.2506    0.3883  0.3608    4018.5  3716.0    3948.6  3651.5    1.0004
Hexanes       C(6)H(14)   86.178       17.93       2.9753     4.3960    0.3864  0.3634    4758.0  4405.0    4675.2  4328.4    1.0004
Heptanes      C(7)H(16)  100.206       15.42       3.4596     3.7806    0.3875  0.3677    5509.7  5106.5    5413.9  5017.7    1.0004
Carbon           CO       28.011       55.17       0.9671     13.5190   0.2484   .1775     321.1             315.5            0.9995
Monoxide
Carbon          CO(2)     44.010       35.11       1.5194     8.5590    0.1991   .1540                                        0.9943
Dioxide
Hydrogen        H(2)S     34.076       45.35       1.1765     11.1081   0.2380  0.1797     638.6   588.2     627.5   578.0    0.9993
Sulfide
Air                       28.9645      53.35        1.000     13.0740   0.2400  0.1714                                        0.9996
Hydrogen        H(2)       2.016      766.53       0.0696    188.0344   3.4080  2.4227     324.9   274.5     319.3   269.7    1.0006
Water           H(2)O     18.015       85.78       0.6220     21.0180   0.4446  0.3343                                        0.9995
------------------------------------------------------------------------------------------------------------------------------------

Actual Westinghouse Natural Gas Analyses
--------------------------------------------------------------------------------
Fuel Source             HHV                 LHV          S.G.        Sulfur
--------------------------------------------------------------------------------
                Btu/scf    Btu/lb    Btu/scf   Btu/lb            grains/100 dscf
Illinois         984(2)     19497                        0.6153       <0.03

Wisconsin       1018(2)     22621      918      20391     0.588        0.3

Texas           1006(2)     22308                        0.5907        0.3
--------------------------------------------------------------------------------

----------
(2)   Dry gas basis


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 17 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

            TABLE II. MAXIMUM ALLOWABLE TOTAL CONTAMINANT LEVEL FROM
                           FUEL, AIR, STEAM, AND WATER

--------------------------------------------------------------------------------
                        Maximum Permitted by Engine Model
Contaminant     Units     191         251       501         Comments
--------------------------------------------------------------------------------
FBN             wt%       [*]         [*]       [*]
S               wt%       [*]         [*]       [*]         See text
V               ppmw      [*]         [*]       [*]         Without treatment
Na+K            ppmw      [*]         [*]       [*]         Standard Production
Na+K            ppmw      [*]         [*]       [*]         Coated Blades &
                                                            Vanes, 3 Rows
Ca              ppmw      [*]         [*]       [*]
Pb              ppmw      [*]         [*]       [*]
Ba              ppmw      [*]         [*]       [*]
Mn              ppmw      [*]         [*]       [*]
P               ppmw      [*]         [*]       [*]
Cl              ppmw      [*]         [*]       [*]
--------------------------------------------------------------------------------
Definitions
--------------------------------------------------------------------------------
FBN   Fuel Bound Nitrogen     The above values are recommended maximums. In some
                              cases, higher concentrations may be encountered.
S     Sulfur              V   Vanadium
Na    Sodium              K   Potassium
Ca    Calcium             Pb  Lead
Ba    Barium              Mn  Manganese
P     Phosphorous         Cl  Chlorides
--------------------------------------------------------------------------------
*     Does not apply.






----------
(3) Environmental requirements usually limit the maximum fuel sulfur content to a lower limit.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 18 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                               TABLE II. Continued

Example:
--------

For a 501 combustion turbine running with a gas with LHV=18000 BTU/lb, 50:1 air-to-fuel ratio, 90% efficient air filters, and 0.8:1 water injection, the following results are obtained from analysis:

WATER (just prior to turbine)          AIR (prior to filters):
-----------------------------          -----------------------

[Ca]:   1 ppmw                         [Ca]:   0 ppmw
[Pb]:   1 ppmw                         [Pb]:   0.02 ppmw
[Na]:   0.01 ppmw                      [Na]:   0.01 ppmw
[K]:    0.03 ppmw                      [K]:    0.02 ppmw

FUEL (after all filters):
-------------------------

[Ca]: 4 ppmw
[Pb]: 1 ppmw
[Na]: 0.01 ppmw
[K]:  0 ppmw

      TCL=R x  {I(f) + [I(air) x (1-K(A))x(A/F)]+[I(stm)x(S/F)]+
          [I(w)x(W/F)]+[I(add)x(AD/F)]}

TCL[Ca] = (20960/18000){4 + (1)(0.8)} = 5.6 ppmw
TCL[Pb] = (20960/18000){l + (0.02)(1-0.90)(50) + (1)(0.8)} = 2.2 ppmw
TCL[Na+K] = (20960/18000) {0.01 +(0.02+0.01)(1-0.90)(50) + (0.01+0.03)(0.8)}
             = 0.22ppmw

Comparing to Table II, the lead content (Pb) would violate the specification limits and would not be allowed.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
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--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                           TABLE III FUEL REQUIREMENTS

The fuel shall meet the following requirements. If fuel additives are used, the fuel plus additive mixture shall meet the following requirements:

--------------------------------------------------------------------------------
PROPERTY              LIMIT                         COMMENTS
--------------------------------------------------------------------------------
Flammability          Rich-to-Lean ratio = 2.0,min  volume basis @ 1 atm.,
                                                    59(degrees)F
--------------------------------------------------------------------------------
Heating Value (LHV)   235 BTU/scf, min, running     conventional combustion
                      (enrichment required for      systems
                      startup)
                      ----------------------------------------------------------
                      770 BTU/scf, min              DLN combustion systems
--------------------------------------------------------------------------------
Gas Index Variation   +/- 2%                        day-to-day
--------------------------------------------------------------------------------
Gas Pressure          260-450 psig                  see text
--------------------------------------------------------------------------------
Gas Temperature       300(degrees)F, max            see text
--------------------------------------------------------------------------------
Condensables          50(degrees)F superheat, min.
--------------------------------------------------------------------------------
Density               see text
--------------------------------------------------------------------------------
Oxygen                2% by volume, max.            when olefins present in fuel
--------------------------------------------------------------------------------
Olefins               4% by volume, max.
--------------------------------------------------------------------------------
Hydrogen              40% by volume, max.           conventional combustors
                      ----------------------------------------------------------
                      40% by volume, max.           DLN combustors
--------------------------------------------------------------------------------
Fuel Bound Nitrogen   see text                      limits set by environmental
                                                    regulation
--------------------------------------------------------------------------------
Sulfur                                              maximum value of 0.5 wt%
                                                    based on equipment
                                                    requirements;
                                                    environmental regulations
                                                    usually establish a lower
                                                    value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 20 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                                    TABLE IV:
                     PARTICULATE SIZE LIMITATIONS - FUEL GAS

--------------------------------------------------------------------------------
Particulate Matter    < 0.007 lb/MMBTU heat          Total acceptable amount for
                      input (use LHV)                erosion/deposit prevention
--------------------------------------------------------------------------------
Particulate Size      Particulate matter > 10        Downstream of customer
                      microns ((micro)m) = 0         supplied filtration system
                      ----------------------------------------------------------
                      < 0.00015lb/MMBTU              Large particle limit for
                      Particulate matter 5 to 10     erosion prevention (use
                      microns ((micro)m)             LHV of fuel)
                      ----------------------------------------------------------
                      < 0.004lb/MMBTU                (use LHV of fuel)
                      Particulate matter 1 to 10
                      microns ((micro)m)
                      ----------------------------------------------------------
                      < 0.004lb/MMBTU                Small particle limit for
                      Particulate matter < 2         prevention of deposits (use
                      microns ((micro)m)             LHV of fuel)
--------------------------------------------------------------------------------

                           TABLE V: HYDROCARBON SERIES

--------------------------------------------------------------------------------
Hydrocarbon Series         Form                       Examples
--------------------------------------------------------------------------------
Paraffin (Alkanes)     C(n)H(2n+2)     Methane (CH(4)), n-Butane (C(4)H(10))
--------------------------------------------------------------------------------
Olefin (Alkenes)       C(n)H(2n)       Propylene (C(3)H(6)), Ethylene (C(2)H(4))
--------------------------------------------------------------------------------
Aromatic               C(n)H(2n-6)     Benzene (C(6)H(6)), Toluene (C(7)H(8))
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 21 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                       TABLE VI: FUEL ANALYSIS REQUIRED(4)
--------------------------------------------------------------------------------
                              METHOD*   RESULTS   UNITS
--------------------------------------------------------------------------------
Flammability                          ___________ Rich-to-Lean ratio @ 1atm, 59F
Critical Pressure                     ___________ psia
Critical Temperature                  ___________ Rankine
Dew Point                             ___________ deg F
Specific Gravity @ 59F, 1 atm         ___________
Higher Hearing Value (HHV)     D240   ___________ BTU/scf
Lower Heating Value (LHV)             ___________ BTU/scf
Higher Heating Value (HHV)     D240   ___________ BTU/lb
Lower Heating Value (LHV)             ___________ BTU/lb
Molecular Weight                      ___________
Condensed Liquids                     ___________ wt%

CHEMICAL ANALYSIS (per ASTM D1137 or ASTM D1945)

--------------------------------------------------------------------------------------
Component, vol%                      Result          Component, vol%          Result
--------------------------------------------------------------------------------------
Argon (Ar)                         __________   Carbon monoxide (CO)         _________
Helium (He)                        __________   Methane (CH(4))              _________
Nitrogen (N(2))                    __________   Ethane (C(2)H(6))            _________
Carbon dioxide (CO(2))             __________   Propane (C(3)H(8))           _________
Water Vapor (H(2)O)                __________   Butane (C(4)H(10))           _________
Hexane (C(6)H(14))                 __________   Pentane (C(5)H(12))          _________
Heptane (C(7)H(16))                __________   Pentane (C(5)H(12))          _________
Octane (C(8)H(18))                 __________   Ethylene (C(2)H4)            _________
Propylene(C(3)H(6))                __________   Acetylene(C(2)H(2))          _________
Hydrogen (H(2))                    __________

Total Sulfur, (S) grains/100dscf   __________   Alkali (wt%)                 _________
Hydrogen Sulfide (H(2)S), ppm      __________   Solids > 10 (micro)m (wt%)   _________
Ammonia (NH(3))                    __________   Solids 5-10 (micro)m (wt%)   _________
Carbonyl Sulfide (COS)             __________   Solids 1-10 (micro)m (wt%)   _________
Hydrogen Cyanide (HCN)             __________   Solids <2 (micro)m (wt%)     _________
Others above .001% vol             __________



----------
(4)   Use these results to calculate total contaminants as shown in Section 8.5.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 22 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

      CONTAMINANT - Typically not found in natural gases, may be present in some synthetic gases (analysis for these gases need not be specified, unless their presence is suspected)

COMPONENT                    SYMBOL            RESULT    UNITS
Sodium                         Na           ____________ ppmw
Potassium                      K            ____________ ppmw
Vanadium                       V            ____________ ppmw
Lead                           Pb           ____________ ppmw
Magnesium                      Mg           ____________ ppmw
Manganese                      Mn           ____________ ppmw
Silica                        SiO2          ____________ ppmw
Silicon                        Si           ____________ ppmw
Barium                         Ba           ____________ ppmw
Phosphorous                    P            ____________ ppmw
Calcium                        Ca           ____________ ppmw
Iron                           Fe           ____________ ppmw
Copper                         Cu           ____________ ppmw
Zinc                           Zn           ____________ ppmw
Nickel                         Ni           ____________ ppmw
Chlorides                      Cl           ____________ ppmw
Other Trace Metals                          ____________ ppmw
                                            ____________ ppmw

* Note: When no standard reference test exists; contact Westinghouse for mutually acceptable test method. For chemical content and contaminant analysis, atomic emission, flame emission, or other methods may be employed, provided the sensitivity and accuracy of the methods are acceptable.

SAMPLE OBTAINED BY:_________________  DATE SAMPLE WAS TAKEN: _________

LOCATION WHERE SAMPLE WAS TAKEN: _________________________________

LAB NAME:__________________      DATE OF TEST: _____________


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 23 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                 APPENDIX I: WATER/STEAM FUEL ADDITIVES ANALYSIS

The following results shall be obtained and the method(s) used to determine each item shall be provided.

PROPERTY                               RESULT
--------------------------------------------------------------------------------
Oxygen content                                         ppmw (determined by O2
                                       _______________ saturated water)
pH level                               _______________ (see text)
Condensables                           _______________ % weight
Critical Pressure                      _______________ psia
Critical Temperature                   _______________ Rankine
Cation conductivity                    _______________

CONTAMINANT

----------------------------------------------------------------------------------
COMPONENT   SYMBOL    RESULT    UNITS  COMPONENT            SYMBOL    RESULT UNITS
----------------------------------------------------------------------------------
Sodium        Na    ___________ ppmw   Copper                 Cu   __________ ppmw
Potassium     K     ___________ ppmw   Zinc                   Zn   __________ ppmw
Vanadium      V     ___________ ppmw   Nickel                 Ni   __________ ppmw
Lead          Pb    ___________ ppmw   Chlorides                   __________ ppmw
Magnesium     Mg    ___________ ppmw   Ammonia               NH(3) __________ ppmw
Manganese     Mn    ___________ ppmw   Alkali                      __________ ppmw
Silica       SiO(2) ___________ ppmw   Total dissolved solids      __________ ppmw
Silicon       Si    ___________ ppmw
Barium        Ba    ___________ ppmw
Phosphorous   P     ___________ ppmw
Calcium       Ca    ___________ ppmw
Iron          Fe    ___________ ppmw

SAMPLE OBTAINED BY:__________________ DATE SAMPLE WAS TAKEN:_______

LOCATION WHERE SAMPLE WAS TAKEN:___________________________________

LAB NAME:____________________   DATE OF TEST: _________________________

Use these results so calculate total contaminants shown in Section 8.5.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 24 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                            APPENDIX II: AIR ANALYSIS

The following results shall be obtained and the method(s) used to determine each item shall be provided.

CONTAMINANT

COMPONENT                  SYMBOL            RESULT    UNITS
------------------------------------------------------------
Sodium                       Na           ____________ ppmw
Potassium                    K            ____________ ppmw
Vanadium                     V            ____________ ppmw
Lead                         Pb           ____________ ppmw
Magnesium                    Mg           ____________ ppmw
Manganese                    Mn           ____________ ppmw
Silica                      SiO2          ____________ ppmw
Silicon                      Si           ____________ ppmw
Barium                       Ba           ____________ ppmw
Phosphorous                  P            ____________ ppmw
Calcium                      Ca           ____________ ppmw
Iron                         Fe           ____________ ppmw
Copper                       Cu           ____________ ppmw
Zinc                         Zn           ____________ ppmw
Nickel                       Ni           ____________ ppmw
Chlorides                                 ____________ ppmw
Other Trace Metals                        ____________ ppmw
                                          ____________ ppmw
                                          ____________ ppmw
                                          ____________ ppmw

SAMPLE OBTAINED BY:_________________    DATE SAMPLE WAS TAKEN:_______

LOCATION WHERE SAMPLE WAS TAKEN:____________________________________

LAB NAME:__________________    DATE OF TEST: _____________

Use these results to calculate total contaminants shown in Section 8.5.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 25 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                      APPENDIX III: FUEL ADDITIVE ANALYSIS

The following results shall be obtained and the method(s) used to determine each item shall be provided.

PROPERTY                        RESULTS        UNITS
--------------------------------------------------------------------------------
Flash Point                    ____________    deg F
Pour Point                     ____________    deg F
Flammability                   ____________    Rich-to-Lean ratio @ 1atm, 59F
Kinematic Viscosity, @ 40C     ____________    cSt
Water & Sediment               ____________    % weight
Filterable Dirt                ____________    % weight
Particulates/Ash               ____________    % weight
Inorganic Material             ____________    % weight
Organic Material               ____________    % weight
Thermal Stability              ____________    ASTM Thimble No.
Critical Pressure              ____________    psia
Critical Temperature           ____________    deg F
Dew Point                      ____________    deg F
Specific Gravity @ 59F, 1 atm  ____________
Appearance                     ____________    (color)

CONTAMINANT

COMPONENT    SYMBOL      RESULT    UNITS  COMPONENT    SYMBOL     RESULT   UNITS

Sodium        Na       ___________ ppmw   Phosphorous    P      __________ ppmw
Potassium     K        ___________ ppmw   Calcium        Ca     __________ ppmw
Vanadium      V        ___________ ppmw   Iron           Fe     __________ ppmw
Lead          Pb       ___________ ppmw   Copper         Cu     __________ ppmw
Magnesium     Mg       ___________ ppmw   Zinc           Zn     __________ ppmw
Manganese     Mn       ___________ ppmw   Nickel         Ni     __________ ppmw
Silica        SiO(2)   ___________ ppmw   Trace Metals          __________ ppmw
Silicon       Si       ___________ ppmw                         __________ ppmw
Barium        Ba       ___________ ppmw   Chlorides             __________ ppmw
Calcium       Ca       ___________                              __________ ppmw


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 26 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

CHEMICAL ANALYSIS

COMPONENT                    SYMBOL          RESULT    UNITS
---------------------------------------------------------------
Hydrogen                       H(2)      ____________
Carbon                         C         ____________
Helium                         He        ____________
Nitrogen                       N(2)      ____________
Carbon dioxide                 CO(2)     ____________
Carbon monoxide                CO        ____________
Methane                        CH(4)     ____________
Ethane                       C(2)H(6)    ____________
Propane                      C(3)H(8)    ____________
Butane                       C(4)H(10)   ____________
Pentane                      C(5)H(12)   ____________
Hexane                       C(6)H(14)   ____________
Heptane                      C(7)H(16)   ____________
Octane                       C(8)H(18)   ____________
Ethylene                     C(2)H(4)    ____________
Propylene                    C(3)H(6)    ____________
Acetylene                    C(2)H(2)    ____________
Water Vapor                    H(2)O     ____________
Total Sulfur                   S         ____________
Hydrogen Sulfide               H(2)S     ____________
Ammonia                        NH(3)     ____________
Carbonyl Sulfide               COS       ____________
                               HCN       ____________
Others above 0.001% vol                  ____________
                                         ____________
Solids > 20 (micro)m                     ____________ % weight
Solids 5-20 (micro)m                     ____________ % weight
Solids 1-20 (micro)m                     ____________ % weight
Solids < 2 (micro)m                      ____________ % weight
Condensable Liquids                      ____________ % weight


SAMPLE OBTAINED BY:________________ DATE SAMPLE WAS TAKEN:______________ LOCATION WHERE SAMPLE WAS TAKEN:________________________________
LAB NAME:________________        DATE OF TEST:____________
Use these results to calculate total contaminants shown in Section 8.5.


--------------------------------------------------------------------------------
This drawing contains information proprietary to Westinghouse Electric Corporation. It is submitted in confidence and is to be used solely for the purpose for which it is furnished and returned upon request. This drawing and such information is not to be reproduced, transmitted, disclosed or used in whole or in part without the written authorization of Westinghouse Electric Corporation. Proprietary Class No. 2.
--------------------------------------------------------------------------------
This references document 21T0306 Rev.5            DISTRIBUTION CODE: 284-000-606
--------------------------------------------------------------------------------
TITLE: WESTINGHOUSE GAS FUEL SPECIFICATION                     TYPE     REV
         AES IRONWOOD PROJECT                                  ESP      000
--------------------------------------------------------------------------------
[LOGO] WESTINGHOUSE POWER GENERATION               Issue Date: 2/4/98
       POWER GENERATION BUSINESS UNIT - ORLANDO, FL               Page: 27 of 27
--------------------------------------------------------------------------------
FINAL ISSUE - OCTOBER 30, 1998                             AES IRONWOOD CONTRACT
                                                                  CP98103t-final

                        Water Specification - STREAM DATA

                                Stream Qualities

---------------------------------------------------------------------------------------------------------------------------------
Constituent, mg/l, except as noted                           POTW             Quarry             Makeup Mix      Demineralized
                                                                                                                     Water
---------------------------------------------------------------------------------------------------------------------------------
pH, standard units                                           [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Specific Conductance, 25(degrees)C,(micro)S/cm               [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
P-alkalinity, as CaCO(3)                                     [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
M-alkalinity                                                 [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Sulfur, Total as SO(4)                                       [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Chloride as Cl                                               [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Phosphate, total as PO(4)                                    [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Nitrate, as NO3                                              [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Silica, Total as SiO(2)                                      [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Calcium, Total as CaCO(3)                                    [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Magnesium, Total as CaCO(3)                                  [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Sodium as Na                                                 [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Aluminum, Total as Al                                        [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Barium as Ba                                                 [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Boron as B                                                   [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Iron, Total as Fe                                            [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Manganese, Total as Mn                                       [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Potassium as K                                               [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Strontium as Sr                                              [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Vanadium as V                                                [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------
Zinc as Zn                                                   [*]                [*]                   [*]
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Sodium as Na, ppb                                                                                                             [*]
---------------------------------------------------------------------------------------------------------------------------------
Silica as SiO2, ppb                                                                                                           [*]
---------------------------------------------------------------------------------------------------------------------------------
Chlorides as Cl, ppb                                                                                                          [*]
---------------------------------------------------------------------------------------------------------------------------------
Sulfates as SO4, ppb                                                                                                          [*]
---------------------------------------------------------------------------------------------------------------------------------
Phosphate as Po4, ppb                                                                                                         [*]
---------------------------------------------------------------------------------------------------------------------------------
Specific Conductivity, (micro)S/cm at 25 (degrees)C                                                                 Less than [*]
---------------------------------------------------------------------------------------------------------------------------------

                                 AMENDMENT NO. 1
                                       TO
                  MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND
                     SCHEDULED OUTAGE TFA SERVICES CONTRACT



This Amendment No. 1 dated as of the 13th day of January, 1999 is by and between AES IRONWOOD, INC. (Owner) a corporation organized under the laws of the State of Delaware, and Siemens Westinghouse Power Corporation (Siemens Westinghouse) a corporation organized under the laws of the State of Delaware.



A. On September 23, 1998, Owner and Siemens Westinghouse entered into a MAINTENANCE PROGRAM PARTS, SHOP REPAIRS AND SCHEDULED OUTAGE TFA SERVICES CONTRACT (Contract) for the supply/purchase of combustion turbine parts, shop repairs and scheduled outage technical field assistance services.



B. The parties desire to amend the Contract.



NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and agreeing to be legally bound hereby, Owner and Siemens Westinghouse agree to amend the Contract as follows:



1. Unless otherwise noted, capitalized terms shall have the meanings assigned thereto in the Contract.



2. Exhibit A, Addendum 2 of the Contract is hereby amended by deleting it and replacing it with the attached Exhibit A, Addendum 2.



3. Except as specifically modified herein, the terms of the Contract shall remain in full force and effect.



4. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York.



IN WITNESS WHEREOF, the parties hereto have set their respective signatures to this Amendment No. 1 as of the date set forth above.



AES IRONWOOD, INC.                               SIEMENS WESTINGHOUSE POWER
                                                 CORPORATION



By: /s/ Patricia L. Rollin                       By: /s/ R.M. Morgan
   ----------------------------                     ----------------------------



     By: Patricia L. Rollin                           By: R.M. Morgan
        -----------------------                          -----------------------



     Its: Vice President                              Its: Mgr., Contract Policy
         ----------------------                           ----------------------



Siemens Westinghouse Proprietary Information                AES Ironwood Project
January 13, 1999                                                 Amendment No. 1

                                   Addendum 2
                  SCHEDULED OUTAGE DIVISION OF RESPONSIBILITIES

The following list specifies the key resources necessary to perform the Scheduled Outages and assigns responsibility for their supply, either to Seller or Buyer.

Outage Responsibility Checklist

                                                                       Seller           Buyer

A.       PERSONNEL
         1.       Maintenance Program Engineer (Orlando)               X
         2.       On-Site Technical Advisors                           X
         3.       C.T. Outage Manager                                                   X
         4.       Engineers                                                             X
         5.       Technicians                                                           X
         6.       Non-Destructive Testing Technicians                                   X
         7.       Project Administrator                                                 X
         8.       Specialists and Support Personnel                                     X
         9.       Plant Personnel                                                       X
         10.      Crane Operators                                                       X
         11.      Plant Manager                                                         X

B.       TOOLS AND EQUIPMENT
         1.       Maintenance Tool Set                                                  X
         2.       Welding Machines                                                      X
         3.       Mobile Crane (as required)                                            X
         4.       Special Tools (supplied with T-G)                                     X
         5.       Material Storage                                                      X
         6.       Consumables                                                           X
         7.       Applicable Program Parts and                         X
                  Miscellaneous Hardware required
                  for the applicable Scheduled Outage
         8.       Expendable Material                                                   X


Siemens Westinghouse Proprietary Information                AES Ironwood Project
January 13, 1999                                                 Amendment No. 1

                                                                       Seller           Buyer
C.       FACILITIES/SERVICES
         1.       Removal/Reinstallation of Blanket Insulation                          X
         2.       Sanitary Facilities                                                   X
         3.       Electric Power                                                        X
         4.       Station Air                                                           X
         5.       Service Water                                                         X
         6.       On-site First Aid (For (W) Employees)                                 X
         7.       Cribbing                                                              X
         11.      Telephone Service                                                     X
         12.      Electrical Disconnection/Connection                                   X
         13.      Instrumentation Disconnection/Connection                              X
         14.      Instrumentation Calibration                                           X
         15.      Removal and Disposal of Hazardous Waste                               X


Siemens Westinghouse Proprietary Information                AES Ironwood Project
January 13, 1999                                                 Amendment No. 1